UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

Item 1. Reports to Stockholders

Annual report 2010

October 31, 2010

U.S. equities	International equities
The Large-Cap Value Equity Portfolio	The International Equity Portfolio
The Select 20 Portfolio	The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio	The Emerging Markets Portfolio
The Focus Smid-Cap Growth Equity Portfolio	The Emerging Markets Portfolio II
The Real Estate Investment Trust Portfolio II	The Global Real Estate Securities Portfolio
The Delaware Macquarie Real Estate Portfolio
International fixed income
U.S. fixed income	The Global Fixed Income Portfolio
The Core Focus Fixed Income Portfolio	The International Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Delaware Pooled® Trust

Contents

Portfolio objectives	2
The Large-Cap Value Equity Portfolio	4
The Select 20 Portfolio	8
The Large-Cap Growth Equity Portfolio	12
The Focus Smid-Cap Growth Equity Portfolio	16
The Real Estate Investment Trust Portfolio II	20
The Core Focus Fixed Income Portfolio	25
The High-Yield Bond Portfolio	28
The Core Plus Fixed Income Portfolio	32
The International Equity Portfolio	36
The Labor Select International Equity Portfolio	40
The Emerging Markets Portfolio	44
The Global Real Estate Securities Portfolio	48
The Global Fixed Income Portfolio	52
The International Fixed Income Portfolio	56
Disclosure of Portfolio expenses	60
Sector allocations, security types, country allocations,
and top 10 holdings	62
Financial statements	74
Financial highlights	129
Notes to financial statements	146
Report of independent registered
public accounting firm	171
Other Portfolio information	172
Board of trustees/directors and officers addendum	182

Delaware Pooled® Trust
Delaware Pooled Trust, based in Philadelphia, is a registered investment company that offers no-load, open-end equity and fixed income mutual funds to institutional and high net worth individual investors.

Delaware Management Company, a series of Delaware Management Business Trust, serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for International Equity,* Labor Select International Equity, Emerging Markets,* Global Fixed Income,* and International Fixed Income Portfolios.* The Delaware Macquarie Real Estate Portfolio is closed to new investors.

The Delaware Macquarie Real Estate Portfolio and The Emerging Markets Portfolio II each have fewer than six months of audited financial statements and accordingly, there is no portfolio management review section for those Portfolios.

Shareholder services
Delaware Investments provides its Delaware Pooled Trust shareholders with annual and semiannual reports, monthly account reports, and other communications.

A dedicated shareholder services staff is available to assist with account questions and provide net asset values of the Delaware Pooled Trust Portfolios weekdays from 9 a.m. to 5 p.m. Eastern time. Shareholders may call 800 231-8002 or write to: Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103.

The performance quoted in this report represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting www.delawareinvestments.com/institutional/performance. Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other important information can be found in the Portfolios’ prospectus, which may be obtained by calling 800 231-8002. Investors should read the prospectus carefully before investing. Performance includes reinvestment of all distributions.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust (DMBT), which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. (DMHI) and its subsidiaries.

*Closed to new investors.
©2010 Delaware Management Holdings, Inc.	2010 Annual report • Delaware Pooled Trust
All third-party trademarks cited are the property of their respective owners.

Portfolio objectives

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

The Select 20 Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in a portfolio of twenty (20) securities, primarily common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.

The Large-Cap Growth Equity Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index.

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we will generally consider companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500™ Growth Index.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in securities of companies principally engaged in the real estate industry.

The Core Focus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization (NRSRO); (2) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, rated P-1 or P-2 by Moody’s Investors Service, Inc., or unrated but considered to be of comparable quality.

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: U.S. investment grade sector, U.S. high yield sector, and international sector.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and that, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies in developed countries. The International Equity Portfolio is presently closed to new investors.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and that, in our opinion, are undervalued at the time of purchase based on the rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio, an international fund, generally invests in equity securities of companies that are organized in, have a majority of their assets in, or derive a majority of their operating income from emerging countries. The Emerging Markets Portfolio is presently closed to new investors.

The Emerging Markets Portfolio II seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of issuers from emerging or developing foreign countries. Under normal market conditions, at least 80% of the Portfolio’s total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging. The Portfolio’s investment manager considers an “emerging country” to be any country that is: (1) generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation; (2) classified by the United Nations as developing; or (3) included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Index.

2010 Annual report • Delaware Pooled Trust

The Global Real Estate Securities Portfolio seeks maximum long-term total return through a combination of current income and capital appreciation. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued by U.S. and non-U.S. companies in the real estate and real estate–related sectors. The Portfolio may invest in companies across all market capitalizations and may invest its assets in securities of companies located in emerging market countries. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers.

The Delaware Macquarie Real Estate Portfolio seeks maximum long-term total return, through a combination of current income and capital appreciation. The Portfolio invests primarily in securities of companies principally engaged in the real estate industry. The Delaware Macquarie Real Estate Portfolio is presently closed to new investors.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. The Portfolio invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund that invests in issuers located throughout the world. The Global Fixed Income Portfolio is presently closed to new investors.

The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. The Portfolio invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund that invests primarily in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. The International Fixed Income Portfolio is presently closed to new investors.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in Portfolios’ prospectus and, if available, their summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

The Portfolios of Delaware Pooled® Trust (DPT) are designed exclusively for institutional investors and high net worth individuals.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Portfolios’ share prices and yields will fluctuate in response to movements in stock prices.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolios may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolios may be prepaid prior to maturity, potentially forcing the Portfolios to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Because the Portfolios expect to hold a concentrated portfolio of a limited number of securities, the Portfolios’ risk is increased because each investment has a greater effect on the Portfolios’ overall performance.

The Real Estate Investment Trust II, The Global Real Estate Securities, The Delaware Macquarie Real Estate, The Select 20, The Global Fixed Income, and The International Fixed Income Portfolios are considered “nondiversified” as defined in the Investment Company Act of 1940. “Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio
October 31, 2010

For the fiscal year ended Oct. 31, 2010, Delaware Pooled Trust — The Large-Cap Value Equity Portfolio returned +16.80% at net asset value (NAV) with all distributions reinvested. The Portfolio outperformed its benchmark, the Russell 1000® Value Index, which returned +15.71% during the same time frame. Complete annualized performance for The Large-Cap Value Equity Portfolio is shown in the table on page 6.

Although U.S. stock prices finished the annual fiscal period ended Oct. 31, 2010, on an upswing and achieved solid gains overall, these results masked the stock market’s fluctuating performance during that time span.

As the reporting period began, many equity investors remained optimistic about the U.S. economic recovery. Stock prices, which began a long rally back in March 2009, continued to climb through late April 2010 when investor sentiment abruptly reversed course due to several factors, including:
  Worries about the financial health of certain European governments, especially Greece
  The uncertain economic effects of the Gulf of Mexico oil spill
  New economic data showing a more vulnerable U.S. economy
Against this backdrop, stocks turned in sluggish results through the rest of the spring and summer of 2010. However, a strong rebound in early fall propelled equity values upward during the last three months of the Portfolio’s fiscal year.

In this environment, the Portfolio enjoyed good results in absolute terms, as well as relative to its benchmark, the Russell 1000 Value Index. From a sector perspective, the biggest source of outperformance came from strategic allocations within the underperforming energy and financials sectors. Among energy stocks, the Portfolio was helped by having less exposure than the benchmark to this lagging group, while a few well-chosen energy stocks actually boosted returns. In financials, the main source of our outperformance compared with the benchmark index was the Portfolio’s significant underweighting in this group, which, despite generating a positive return of about 6% overall, was the index’s weakest-performing sector during the fiscal year.

One of the top individual contributors to the Portfolio’s performance was chemical company E.I. du Pont de Nemours (DuPont), which enjoyed favorable returns. DuPont, a broadly diversified business with global scope, benefited from continued strength in pricing and healthy demand for its industrial products.

Another noteworthy contributor to the Portfolio’s performance was Xerox, a manufacturer of printers and copiers and a provider of document-oriented products and services. The company’s business fundamentals were somewhat weaker than the stocks we typically invest in, but this was helpful during the market’s rally in the first half of the fiscal period, when lower-quality companies gained considerably from the improvement in investor sentiment.

In contrast, the Portfolio’s unfavorable positioning in the consumer staples and consumer discretionary sectors was a source of underperformance. In addition to some disappointing stock selection in both groups, the Portfolio was underweighted in the outperforming consumer discretionary sector and significantly overexposed to consumer staples stocks, which trailed the benchmark index.

One of the Portfolio’s weakest performers during the fiscal year came from consumer staples: CVS Caremark, a drug-store chain and pharmacy-benefits manager. One of the company’s chief competitors, Walgreens, threatened to terminate its relationship and stop accepting prescriptions

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

managed by CVS subsidiary Caremark; although the disagreement was eventually settled, CVS’s stock never fully recovered. We continue to hold CVS in the Portfolio because we believe it is attractively valued and should benefit from an eventual pickup in prescription drug use.

In the healthcare sector, Quest Diagnostics was another disappointing stock within the Portfolio. Among Quest’s laboratory testing services is pre-employment testing — a business that slowed down for the company in concert with the decelerating job market. Against this backdrop, Quest forecasted slower-than-anticipated revenues for its 2010 fiscal year. We still have a positive outlook for Quest and therefore continue to hold the stock in our Portfolio. In our view, the company has strong cash flow and should benefit from higher testing volumes due to an aging population in the United States.

We continued to adhere to our bottom-up stock selection process during the reporting period, meaning we chose to invest in stocks one at a time, based on our assessment of their individual characteristics. We continued to favor stocks with consistent earnings and relatively healthy balance sheets — the types of stocks that, since the market’s April 2010 peak, have generally enjoyed better performance than their lower-quality counterparts.

While changes to the Portfolio were relatively modest during the reporting period, we did sell a handful of stocks when we felt they had reached or come close to our target price, and we replaced them with securities that we felt offered significantly better value potential.

For example, within the consumer discretionary sector, we sold our position in toy manufacturer Mattel because the company had achieved our objectives over the past several years. We felt it now offered more downside risk than upside potential, and we used the proceeds of our sale to add a position in cable television provider Comcast, whose shares we felt were extremely inexpensive relative to their long-term performance prospects.

Similarly, we sold the Portfolio’s stake in food-products business H.J. Heinz, which was originally purchased when the company was seeking to turn around its declining business. As Heinz gradually improved its profit margins and earnings, the stock performed well, leading us to exchange our position for a company we felt offered better long-term value: Williams Companies, a natural gas exploration and production firm that we felt was well priced and stood to benefit from long-term trends favoring demand for natural gas.

At period end, we continued to focus on, in our view, financially secure, attractively valued companies, which we saw as well positioned to withstand the potential risks in the economic environment. Accordingly, we were significantly overweighted relative to the benchmark index in defensive sectors such as healthcare while de-emphasizing more economically sensitive groups. These included financial stocks, whose future earnings power we see as diminished, and consumer discretionary holdings, which we believe could be challenged by high unemployment and sluggish consumer spending trends.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	10 years	Lifetime
	+16.80%	-6.95%	+1.40%	+2.79%	+8.50%

Portfolio profile
Oct. 31, 2010

Total net assets
$6.6 million

Number of holdings
34

Inception date
Feb. 3, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 2000)	Ending value (Oct. 31, 2010)
The Large-Cap Value Equity Portfolio	$1,000,000	$1,316,578
Russell 1000® Value Index	$1,000,000	$1,298,137

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2000, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.98%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2010, through Feb. 28, 2011, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.70% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Select 20 Portfolio
October 31, 2010

For its fiscal year ended Oct. 31, 2010, Delaware Pooled Trust — The Select 20 Portfolio returned +21.29% at net asset value (NAV) with all distributions reinvested, surpassing the +20.48% return of the benchmark Russell 3000® Growth Index. Complete annualized performance for The Select 20 Portfolio is shown in the table on page 10.

At the start of the Portfolio’s fiscal year, the economy seemed to have put recession in the rearview mirror, but troubling and often contradictory signs remained. Analysts welcomed favorable corporate earnings but worried about real revenue growth; mergers and acquisitions and share buybacks seemed to be back in vogue but corporations still had plenty of “cash-on-the-sidelines”; the Federal Reserve stayed creative with nontraditional stimuli but high unemployment continued to limit consumer activity, and analysts wondered if the recovery was artificial. Despite the uncertainties, investor sentiment was generally quite favorable, which gave equities a boost.

In reality, 12 short months later, very little has changed. The economy experienced a solid growth rate in the fourth quarter 2009, though it has slowed in the months that followed as a weak labor market maintained a tight grip on consumer activity. Corporate earnings have been well received by many investors but analysts hoped to see more signs of revenue growth. At the end of the fiscal year, an estimated $1 trillion remained in cash on balance sheets.

The Fed kept interest rates low for an “extended period,” while debating another bond-buying plan to stimulate growth (source: Bloomberg). China surpassed Japan as the world’s second-largest economy and reined in stimuli to prevent its economy from overheating. Meanwhile, Europe struggled with a sovereign debt crisis that brought controversial government austerity plans and citizen protests.

Through it all, investors generally remained quite positive and equities even gained momentum in the final two months of the fiscal year. Of course, some speed bumps occurred along the way, including a 1,000-point move in the Dow Jones Industrial Average in a matter of minutes one day in May 2010; and a devastating oil spill in the Gulf of Mexico threatened to hinder growth throughout several regions and economic sectors. Yet by fiscal year-end, despite the ongoing uncertainties, the major equity U.S. indices had produced double-digit returns.

Throughout the Portfolio’s fiscal year, we remained consistent in our investment philosophy and management. We sought what, in our view, were high-quality companies that we believed had solid cash flows and strong competitive positions, and that we believe are run by experienced management teams capable of guiding their operations through good times and bad.

Apple was the Portfolio’s top contributor during the Portfolio’s fiscal year. The company has bucked virtually every macroeconomic and consumer spending trend with its unique product offerings. The four key product lines (Mac desktops and laptops, iPod, iPhone, and now the iPad) have proven highly popular and, in our view, the iPhone and iPad are fitting perfectly into the huge secular growth area of wireless proliferation. Of note, Apple is very much a niche company globally and we believe still has tremendous growth potential in fast-growing markets outside of the United States.

Online travel company priceline.com was another contributor during the fiscal year. Its “name your own price” business strategy has proven even more successful lately as it fulfills the consumer’s hearty appetite for value in these economic times. Additionally, priceline.com’s European hotel-booking subsidiary is ranked number one in market share in this high-margin, fast-growing business sector (source: Bloomberg).

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

Medco Health Solutions dropped during the fiscal year and was among the largest detractors to the Portfolio. The pharmaceutical-benefits manager creates outsourced prescription drug programs and other services for companies and their employees. Its business model fits the cost-cutting mood of corporate America and underscores the true benefits of outsourcing. During the June 2010 quarter, management reported disappointing results and guidance, yet we still believe in the company’s fundamentals.

Symantec was another disappointment during the period. We had been encouraged by management’s commitment to grow its core software security business internally, but noted a shift in philosophy when it acquired a security and certification company. We became concerned that management had changed its strategic direction to growth through acquisition, and therefore, we sold our position during the period. As a general rule, we prefer internal growth through business reinvestment over acquisition strategies.

Looking ahead, we still see legacy effects of the 2008 financial debacle and economic downturn that may hinder growth in the future. We do not anticipate a post-recessionary boom and expect a flat-to-moderate growth cycle with ongoing shifts in investor sentiment. While macroeconomic factors cannot be avoided these days, we are not taking on more cyclical risk based on forecasts and trends. As bottom-up stock pickers, we understand that fundamentals still matter and we will seek companies that we believe have secular growth characteristics, superior business models, and strong competitive positions that may lead to performance in a variety of market environments.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Select 20 Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	10 years	Lifetime
	+21.29%	-4.14%	+1.60%	-3.64%	-3.16%

Portfolio profile
Oct. 31, 2010

Total net assets
$11.5 million

Number of holdings
20

Inception date
March 31, 2000

Growth of $1,000,000

	Starting value (Oct. 31, 2000)	Ending value (Oct. 31, 2010)
Russell 3000 Growth Index	$1,000,000	$796,654
The Select 20 Portfolio	$1,000,000	$690,054

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2000, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.18%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2010, through Feb. 28, 2011, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.89% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The Dow Jones Industrial Average is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio
October 31, 2010

Delaware Pooled Trust — The Large-Cap Growth Equity Portfolio returned +21.35% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2010. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned +19.65% for the same period. Complete annualized performance for The Large-Cap Growth Equity Portfolio is shown in the table on page 14.

During the first half of the Portfolio’s fiscal year, the market generally appeared to gain steam as investor sentiment rose in anticipation of improving economic fundamentals. In early 2010, positive housing and industrial-production data emerged, helping to support the market’s upward trend. Investor optimism quickly waned in late April 2010, however, as the sovereign debt crisis in Europe sparked a broad market selloff. This news, combined with decelerating economic growth in China and weak U.S. economic data, contributed to a sharp drop in investor sentiment. (Source: Bloomberg.)

During the latter half of the Portfolio’s fiscal year, the market was characterized by several sharp swings, investor pessimism, and lingering macroeconomic concerns. Despite moves away from the market’s bottom in 2008, economic fundamentals still did not show any meaningful improvement. Cyclical stocks, such as those in the energy and industrial sectors as well as those tied to commodity prices, generally performed well during the fiscal year.

Priceline.com was the top contributor to the Portfolio’s overall return during the fiscal year. The company’s strong earning reports during the period supported our view that the company’s core North American business and rapidly growing European hotel-booking business were largely unaffected by sovereign crisis concerns. Despite general investor concerns surrounding global economic and fiscal headwinds, we believe investors may be underestimating what we view as the powerful cash economics of the company’s business, and we continue to hold the stock.

Novo Nordisk was another contributor to the Portfolio’s overall performance. The company experienced continued success in rolling out its latest diabetes drug, Victoza, which was approved by the U.S. Food and Drug Administration in January 2010. We think the initial stages of the product launch look promising in terms of market share growth, and we believe it could enhance the company’s position as one of the leading global franchises in diabetes treatment.

VeriSign also had a positive effect on overall return. Many investors seemed encouraged by the company’s increased focus on its domain-name listing business, which we believe is its primary driver of shareholder value. As part of that increased focus, the company sold a security business late in the fiscal year to a competitor — a transaction that was generally well received by the market.

Medco Health Solutions was one of the Portfolio’s largest detractors for the fiscal year. Investor concerns about the sustainability of the company’s generic drug cycle and whether there was sufficient growth in other product areas hurt the stock’s overall performance. Nonetheless, the company is developing other products and offerings that we believe may increase customer retention and bolster the company’s value proposition for new business opportunities. We believe the stock’s performance was likely the result of an overreaction by investors and therefore we continue to hold the stock.

Walgreens also lagged during the Portfolio’s fiscal year. The company engaged in a very public and confrontational negotiation with CVS Caremark, one of its partners in drug distribution and a competitor to Walgreens in drug retailing. While the negotiation was eventually settled in June 2010, the details of their business relationship are unknown. While the incident was unfortunate and hurt the stock temporarily in the last few months of the fiscal year, we believe it doesn’t materially impair the long-term value of Walgreens’ business model or competitive position.

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

Symantec also hurt the Portfolio’s overall performance. The stock suffered, in our view, because weak macroeconomic conditions created an environment of dampened spending growth in enterprise storage management and security. We sold the position because management seemed to lessen its focus on its core business, software security and storage, in favor of business acquisition.

Although the U.S. equity market posted a positive return during the last three months of the Portfolio’s fiscal year, significant month-to-month volatility demonstrates to us that many investors are still uncertain about the future growth prospects of the global economy. While fundamentals may still be trending in a slightly positive direction (from a very low base during the global financial crisis in 2008–2009), we don’t believe we are entering into a typical post-recessionary boom cycle. Rather, we believe the lingering effects of the credit crisis could lead to moderate growth, at best, and are likely to continue to result in often-conflicting economic data points and a variety of company fundamental outcomes dependent on the quality of a company’s business model, competitive position, and management.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we believe to be strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and deliver shareholder value in a variety of market environments.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	Lifetime
	+21.35%	-5.01%	+1.28%

Portfolio profile
Oct. 31, 2010

Total net assets
$244.1 million

Number of holdings
29

Inception date
Nov. 1, 2005

Growth of $1,000,000

	Starting value (Nov. 1, 2005)	Ending value (Oct. 31, 2010)
Russell 1000® Growth Index	$1,000,000	$1,176,721
The Large-Cap Growth Equity Portfolio	$1,000,000	$1,065,754

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Nov. 1, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.66%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2010, through Feb. 28, 2011, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.65% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio
October 31, 2010

For its fiscal year ended Oct. 31, 2010, Delaware Pooled Trust — The Focus Smid-Cap Growth Equity Portfolio returned +41.10% at net asset value with all distributions reinvested, far surpassing the +28.75% return of the benchmark Russell 2500 Growth Index. Complete annualized performance for The Focus Smid-Cap Growth Equity Portfolio is shown in the table on page 18.

At the start of the Portfolio’s fiscal year, the economy seemed to have put recession in the rearview mirror, but troubling and often contradictory signs remained. Analysts welcomed favorable corporate earnings but worried about real revenue growth; mergers and acquisitions and share buybacks seemed to be back in vogue but corporations still had plenty of “cash-on-the-sidelines”; the Federal Reserve stayed creative with nontraditional stimuli but high unemployment continued to limit consumer activity, and analysts wondered if the recovery was artificial. Despite the uncertainties, investor sentiment was generally quite favorable, enough to give equities a boost.

In reality, 12 short months later, very little has changed. The economy experienced a solid growth rate in the fourth quarter of 2009 (GDP +5%), though it slowed in the months that followed as a weak labor market maintained a tight grip on consumer activity. Corporate earnings have been well received by many investors but analysts hoped to see more signs of revenue growth. At the end of the fiscal year, an estimated $1 trillion remained in cash on balance sheets.

The Fed kept interest rates low for an “extended period,” while debating another bond-buying plan to stimulate growth (source: Bloomberg). China surpassed Japan as the world’s second-largest economy and reined in stimuli to prevent its economy from overheating. Meanwhile, Europe struggled with a sovereign debt crisis that brought controversial government austerity plans and citizen protests.

Through it all, investors generally remained quite positive and equities even gained momentum in the final two months of the fiscal year. Of course, some speed bumps occurred along the way, including a 1,000-point move in the Dow Jones Industrial Average in a matter of minutes one day in May 2010; and a devastating oil spill in the Gulf of Mexico threatened to hinder growth throughout several regions and economic sectors. Yet by fiscal year-end, despite the ongoing uncertainties, the major equity indices had produced double-digit returns.

Throughout the year, we remained consistent in our investment philosophy and management. We sought high-quality companies that we believed had solid cash flows and strong competitive positions and that we believe are run by experienced management teams capable of guiding their operations through good times and bad.

Netflix was the best performer within the Portfolio during the period. The company has long been the market leader in mail-order DVD distribution and was continuing to grow its dominant share even before rival Blockbuster’s recent bankruptcy filing. More significantly, Netflix has looked to the future and is transitioning to a new online offering as a complement to its traditional DVD-by-mail service. The company has developed an effective model for online distribution through key partnerships with gaming console companies and other consumer electronics manufacturers. Customer retention has been a key to success as current subscribers can also access the new, efficient distribution method.

Online travel company priceline.com was among the Portfolio’s top contributors during the fiscal year. Its “name your own price” business strategy has proven even more successful lately as it fulfills the consumer’s hearty appetite for value in these economic times. Additionally, priceline.com’s European hotel-booking subsidiary is ranked number one in market share in this high margin, fast-growing business sector (source: Bloomberg). We sold the stock during the Portfolio’s fiscal year because

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

its market capitalization increased above our threshold of $10 billion. We are still believers in the company’s story and own the stock in our other strategies that allow for larger-market-cap stock holdings.

The Portfolio also suffered some setbacks from holdings that underperformed. Strayer Education was the Portfolio’s worst performer on both an absolute and relative basis. The for-profit educational institute has struggled with the rest of the industry as consumer groups have raised concerns about lending practices and the government contemplates enhanced scrutiny and regulations. Many of its students qualify for government loans and some analysts fear that high default rates from non-credit-worthy borrowers may lead to another subprime-like debacle. The possibility of new regulations has led to greater uncertainty over the entire for-profit education industry and related companies have been hurt. We do not believe the government will stand in the way of individuals accessing education. As long-term investors, we feel that Strayer should be a survivor and industry leader as reforms are implemented.

OptionsXpress was another poor performer on a relative basis, even though the stock actually increased during the period. The online brokerage company focuses on options trading for retail (individual) investors. Despite the surge in U.S. equities, retail activity has been slow as individuals often seek the safe haven of fixed income and cash equivalents (as opposed to options and other derivatives) during uncertain times. Fewer transactions means lower trading revenues. Still, we like the company’s cash metrics and long-term fundamentals and are willing to maintain our relatively small position in the near future.

Looking ahead, we still see legacy effects of the 2008 financial debacle and economic downturn that may hinder growth in the future. We do not anticipate a post-recessionary boom and expect a flat-to-moderate growth cycle with ongoing shifts in investor sentiment. While macroeconomic factors cannot be avoided these days, we are not taking on more cyclical risk based on forecasts and trends. As bottom-up stock pickers, we understand that fundamentals still matter and we will seek companies that we believe have secular growth characteristics, superior business models, and strong competitive positions that may lead to performance in a variety of market environments.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	Lifetime
	+41.10%	+5.66%	+8.24%	+7.54%

Portfolio profile
Oct. 31, 2010

Total net assets
$4.6 million

Number of holdings
30

Inception date
Dec. 1, 2003

Growth of $1,000,000

	Starting value (Dec. 1, 2003)	Ending value (Oct. 31, 2010)
The Focus Smid-Cap Growth Equity Portfolio	$1,000,000	$1,653,319
Russell 2500 Growth Index	$1,000,000	$1,438,164

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Dec. 1, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.48%. Management has contractually agreed to waive all or a portion of its management fees from Feb. 28, 2010, through Feb. 28, 2011, in order to prevent total annual Portfolio operating expenses from exceeding 0.92% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Dow Jones Industrial Average is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II
October 31, 2010

For its fiscal year ended Oct. 31, 2010, Delaware Pooled Trust — The Real Estate Investment Trust Portfolio II gained 39.51% (at net asset value, with all distributions reinvested). In comparison, the Portfolio’s benchmark, the FTSE NAREIT Equity REITs Index, rose 42.81% during the same time span. Complete annualized performance for The Real Estate Investment Trust Portfolio II is shown in the table on page 22.

Investors in U.S. real estate securities enjoyed strong results during the Portfolio’s fiscal year, despite a significant downturn between late April and August 2010, when concerns about European government debt levels and the potential for a U.S. economic slowdown were most pronounced.

In our view, one of the leading factors boosting stock prices of real estate investment trusts (REITs) was the healthy availability of credit. Precisely the opposite conditions were present during the credit crisis of late 2007 through early 2009, when REIT performance suffered because lenders were unwilling to finance companies that held too much debt.

Throughout the Portfolio’s fiscal year, we sought ways to position the Portfolio to take advantage of promising opportunities, given prevailing market conditions. In the early part of the Portfolio’s fiscal year, for example, REIT values were accelerating along with optimism about economic growth and the availability of credit. We added to the Portfolio’s investments in a handful of companies that we felt would benefit significantly in such an environment, while de-emphasizing those we felt would not fare as well.

Beginning in the spring of 2010, as the sovereign debt crisis unfolded in Greece and threatened to distress the global economy, we gradually positioned the Portfolio more defensively by focusing on stocks with solid balance sheets and attractive performance prospects, as we felt these types of holdings would be less dependent on a recovering economy.

Although this defensive positioning was helpful while market conditions worsened, in retrospect the Portfolio would have been better served had we adopted a more aggressive posture in the fiscal year’s final few months. When market conditions turned upward in August 2010, we did not pivot quickly enough to capture the full upside potential.

The apartment sector was a source of positive results for the Portfolio during the fiscal year. The Portfolio’s performance was supported by good stock selection as well as an overweight position relative to the benchmark index in this sector, as apartment companies benefited from their relatively short lease durations and therefore were quick to recover when credit conditions improved.

The Portfolio’s top contributor in the apartment sector was Apartment Investment & Management Company, whose shares rose significantly to more than 90% during the fiscal year, partly due to the company’s success in improving its balance sheet. Other helpful performers in the Portfolio included Equity Residential, the country’s largest apartment owner and a beneficiary of the broad trends favoring apartment companies.

An emphasis on the strong-performing regional malls sector was also helpful, with a number of companies in this group profiting from the gradual improvement in consumer spending. Among the Portfolio’s leading relative contributors in this sector were Macerich and CBL. Both of these stocks were hampered by concerns about their debt levels during the credit crisis but succeeded in fixing their balance sheets.

The Portfolio’s underweight position in the troubled industrials group, especially being underexposed to ProLogis, was another positive factor. This stock, which had a fairly meaningful weighting within the benchmark index, advanced during the fiscal year but significantly lagged the benchmark’s impressive results.

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

In contrast, security selection within the healthcare sector was a source of underperformance, as this relatively defensive group failed to keep pace with the benchmark. We opted to limit our exposure to medical-office-property company Health Care REIT in favor of Healthcare Realty Trust, a stock we felt offered better prospects. Unfortunately, this approach did not work out well during the fiscal year. As of this writing, we continue to feel that the company’s shares are appropriate investments for the Portfolio, and we continue to hold them.

The Portfolio’s relative underweighting within the lodging sector was a modest impediment as the sector outpaced the benchmark overall. A position in Chesapeake Lodging Trust was a noteworthy disappointment, while a position in Gaylord Entertainment, a hospitality and entertainment company, did relatively well. Gaylord was added to the Portfolio after its stock price dropped as a result of concerns about the financial effect of flooding in Memphis, home to one of its largest properties. When the damage proved less severe than many investors had expected, the stock recovered. As the Portfolio’s fiscal year progressed, Chesapeake and Gaylord became candidates for removal from the Portfolio, and both positions were completely liquidated by the end of the period.

At the end of the Portfolio’s fiscal year, we maintained a slight relative overweight in apartment and mall companies, while remaining underweight in lodging, office, healthcare, and industrial REITs. In our view, REIT prices have become fairly high, and we feel it is not prudent to remain aggressively positioned, in light of a potential shift in the market environment. For example, rising Treasury yields could increase the cost of financing and lead to some headwinds for real estate stocks. We continue to watch market conditions closely and believe we are poised to make the Portfolio holdings somewhat more defensive if the market backdrop weakens.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	10 years	Lifetime
	+39.51%	-5.20%	+3.22%	+10.15%	+8.37%

Portfolio profile
Oct. 31, 2010

Total net assets
$2.8 million

Number of holdings
55

Inception date
Nov. 4, 1997

Growth of $1,000,000

	Starting value (Oct. 31, 2000)	Ending value (Oct. 31, 2010)
FTSE NAREIT Equity REITs Index	$1,000,000	$2,936,925
The Real Estate Investment Trust Portfolio II	$1,000,000	$2,629,910

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2000, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.53%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2010, through Feb. 28, 2011, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.95% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio
October 31, 2010

When the Portfolio’s fiscal year began, financial markets were bolstered by a broad-based sense of optimism about the economy:
  On the heels of the U.S. economy’s first quarterly expansion in more than a year, gross domestic product growth in the fourth quarter of 2009 showed continued improvements, even strength. Annualized GDP expansion of 5.0% during those three months represented the fastest quarterly growth for the U.S. economy since early 2006. (Source: U.S. Commerce Department.)
As the fiscal year progressed, however, indications began to mount that the U.S. economic environment was slowing once again. For example:
  Unemployment in the United States remained stubbornly high. The jobless rate hovered between 9.5% and 10% through the entire fiscal year.
  The rate of expansion in GDP decreased rather rapidly during the first half of 2010. This trend led some economists to worry about the potential for a “double-dip” recession.
  The European debt crisis, which began in the spring of 2010, threatened to spread beyond Greece and ensnare other vulnerable economies across the developed world.
  The U.S. housing market, weighed down by significant foreclosure activity and declining sales, continued to struggle.
Source: Bloomberg

Despite these considerable economic headwinds, the fiscal year was largely a favorable time for the fixed income market as accommodative monetary policy from the Federal Reserve combined with still considerable value within many areas of the corporate bond market and a strong demand for yield in light of low interest rates all bode well for fixed income investors.

Against this backdrop, Delaware Pooled Trust — The Core Focus Fixed Income Portfolio returned +8.46% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2010. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Index, returned +8.01% for the same time period. Complete annualized performance for The Core Focus Fixed Income Portfolio is shown in the table on page 26.

The Portfolio’s continued overweight in investment grade corporate bonds, an emphasis on BBB and A-rated issues, and security selection in general, each aided relative returns during the fiscal year. Among investment grade U.S. corporate bonds, we concluded that the BBB and A-rated area generally offered the best risk-reward trade-off and emphasized Portfolio positions in those categories. It’s important to note, however, that these bonds, which are considered medium-grade, experienced down periods during the year when investors made efforts to move toward higher-quality bonds.

The Portfolio generally remained underweight in government-backed or agency mortgage-backed securities (MBS), as we believed that these securities remained expensive for much of the fiscal year. This positioning benefited Portfolio performance, as these areas underperformed the benchmark during the fiscal year.

Detractors from the Portfolio’s relative performance came from overweights in asset-backed securities and commercial mortgage-backed securities (particularly during the latter parts of the period). This happened despite the Portfolio’s bias toward higher-quality commercial mortgage-backed securities.

We believe the coming months will likely be characterized by much economic uncertainty, as periods of improving growth can be quickly followed by slowdowns and investors continue to demonstrate a pattern of rapidly changing attitudes toward risk. Within this difficult environment, we believe that our focus on in-depth security research, applied across a well-diversified global range of investment opportunities, may put the Portfolio in a position to accommodate the ongoing tests that will likely face the U.S. economy during the next several years. Building a Portfolio that combines our best research ideas with a modestly defensive bias seems most appropriate to us at this time.

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	Lifetime
	+8.46%	+6.95%	+6.12%	+5.69%

Portfolio profile
Oct. 31, 2010

Total net assets
$19.2 million

Number of holdings
247

Inception date
June 30, 2004

Growth of $1,000,000

	Starting value (June 30, 2004)	Ending value (Oct. 31, 2010)
Barclays Capital U.S. Aggregate Index	$1,000,000	$1,438,083
The Core Focus Fixed Income Portfolio	$1,000,000	$1,419,899

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on June 30, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.71%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2010, through Feb. 28, 2011, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.43% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,000 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

The letter ratings are provided by S&P and describe the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest quality) to CCC (lowest; highly speculative).

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio may be invested in foreign corporate bonds, which have special risks not ordinarily associated with domestic investments, such as currency fluctuations, economic and political change, and different accounting standards. The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Diversification may not protect against market risk.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The High-Yield Bond Portfolio
October 31, 2010

Delaware Pooled Trust — The High-Yield Bond Portfolio returned +20.85% with all distributions reinvested for the fiscal year ended Oct. 31, 2010. For the same period, the BofA Merrill Lynch U.S. High Yield Constrained Index returned +19.08%. Complete annualized performance for The High-Yield Bond Portfolio is shown in the table on page 30.

As the Portfolio’s fiscal year began, the U.S. economy was still in the process of recovering from the worst recession since the 1930s. While high yield bonds usually underperform Treasurys during economic downturns, the near-panic conditions that infected markets during the global financial crisis had caused credit spreads (the yield differential between government and corporate bonds of similar maturities) to widen to virtually unprecedented levels (it’s important to remember that as yields rise, prices decline). Spreads eventually moderated as financial conditions improved, sparking strong rallies in the high yield sector. Favorable sentiment toward fixed income was also aided by the sovereign debt crisis in the euro zone, attempts by the Chinese government to cool its overheated property sector, and by fears of a double-dip recession in major industrialized economies. Those factors implied an extended period of low interest rates while virtually eliminating inflation as an immediate threat. (Source: Moody’s.)

Though default rates among high yield bonds rose when conditions worsened (mostly before the start of the fiscal period), they never soared to the stratospheric levels that many investors had once feared, because most companies had gone into full survival mode as the recession deepened. With new issuance at a standstill during the credit crunch — thus cutting off fresh sources of capital — many businesses were forced to cut expenses to the bone. The repair of corporate finances received a further boost when the new-issuance market revived, allowing companies to pay-down or refinance their debt. The ensuing rebound in corporate profitability — and the accompanying drop in default rates to around 3% by the end of the fiscal year — reflected major fortifications to company balance sheets. (Source: Bloomberg.)

At the beginning of the Portfolio’s fiscal year, we sought to position the Portfolio to benefit from snap-back rallies in sectors that we believed had sustained the most damage during the preceding selloff. Specifically, we had taken large overweight positions in CCC and B-rated bonds from economically sensitive sectors such as basic materials. Meanwhile, we underweighted higher-rated BB securities and bonds from defensive industries such as energy, healthcare, and utilities. Those credit and sector allocation decisions contributed to the Portfolio’s relative performance, since total returns from lower-rated credits beat their higher-quality cousins by a wide margin during the period.

Performing highly detailed, bottom-up credit research remained vital to exploiting opportunities among lower-rated securities. Though we were overweight in CCC bonds during the entire fiscal year, we identified several issuers from that category that our analysis flagged as improperly rated. In a typical recession, it has been our experience that national rating agencies often apply a broad brush and quickly downgrade large amounts of debt, causing those bonds to lag. Once a recovery begins, rating agencies are generally slower to issue upgrades as conditions improve. Normally, the CCC sector (the most speculative area of the high yield market) is the last to be rerated. In functioning as our own credit rating agency, in essence, we found several companies that were rated CCC by the national credit rating agencies had made significant improvements to their balance sheets and appeared to deserve a higher rating. As that rerating process played out in several instances, those bonds outperformed.

Meanwhile, two allocation decisions detracted from relative performance. We retained an overweight position in telecommunications companies. This area lagged the benchmark during the fiscal year because the sector was deemed too conservative in an environment that favored speculative debt. We also sustained some underperformance by underweighting debt of insurance and real estate companies, both of which were viewed as distressed industries that had become generally oversold during the recession.

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

Looking ahead, we think the high yield market should perform reasonably well even if consumer spending is slow to bounce back, which we believe is likely. Corporate cash flows have improved, the new-issuance market is vibrant, and out-of-court restructurings could continue to avert defaults. In fact, we recently lowered our default projection for high yield bonds in 2010 from 5% to 3%. Though high yield sustained an outflow of funds in the latter part of the fiscal year, we believe the resulting widening of credit spreads could actually make the sector more attractive over the long term, assuming economic conditions gradually stabilize. In our view, the main risk to our relatively optimistic outlook for high yield lies in the potential for a freeze in liquidity and new issuance if the macroeconomic environment deteriorates.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The High-Yield Bond Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	10 years	Lifetime
	+20.85%	+9.80%	+9.52%	+9.48%	+8.25%

Portfolio profile
Oct. 31, 2010

Total net assets
$29.4 million

Number of holdings
236

Inception date
Dec. 2, 1996

Growth of $1,000,000

	Starting value (Oct. 31, 2000)	Ending value (Oct. 31, 2010)
The High-Yield Bond Portfolio	$1,000,000	$2,474,002
BofA Merrill Lynch U.S. High Yield Constrained Index	$1,000,000	$2,260,151

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2000, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.78%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2010, through Feb. 28, 2011, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.59% of the Portfolio’s average daily net assets, as described in the most recent prospectus. Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The BofA Merrill Lynch U.S. High Yield Constrained Index, formerly the Merrill Lynch U.S. High Yield Master II Constrained Index, tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

The letter ratings are provided by S&P and describe the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest quality) to CCC (lowest; highly speculative).

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio
October 31, 2010

When the period began, financial markets were bolstered by a broad-based sense of optimism about the economy:
  On the heels of the U.S. economy’s first quarterly expansion in more than a year, gross domestic product growth in the fourth quarter of 2009 showed continued improvements, even strength. Annualized GDP expansion of 5.0% during those three months represented the fastest quarterly growth for the U.S. economy since early 2006. (Source: U.S. Commerce Department.)
As the Portfolio’s fiscal year progressed, however, indications began to mount that the U.S. economic environment was slowing once again. For example:
  Unemployment in the United States remained stubbornly high. The jobless rate hovered between 9.5% and 10% during the entire fiscal period.
  The rate of expansion in GDP decreased rather rapidly during the first half of 2010. This trend led some economists to worry about the potential for a “double-dip” recession.
  The European debt crisis, which began in the spring of 2010, threatened to spread beyond Greece and ensnare other vulnerable economies across the developed world.
  The U.S. housing market, weighed down by significant foreclosure activity and declining sales, continued to struggle.
Source: Bloomberg

Despite these considerable economic headwinds, the Portfolio’s fiscal year was largely a favorable time period for the fixed income market as accommodative monetary policy from the Federal Reserve combined with still considerable value within many areas of the corporate bond market and a strong demand for yield in light of low interest rates all bode well for fixed income investors.

Against this backdrop, Delaware Pooled Trust — The Core Plus Fixed Income Portfolio returned +12.05% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2010. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Index, returned +8.01% for the same time period. Complete annualized performance for The Core Plus Fixed Income Portfolio is shown in the table on page 34.

The Portfolio’s continued overweight in investment grade corporate bonds, an emphasis on BBB and A-rated issues, and security selection in general, each aided relative returns during the fiscal year. Among investment grade U.S. corporate bonds, we concluded that the BBB and A-rated area generally offered the best risk-reward trade-off and emphasized Portfolio positions in those categories. Though these bonds, which are considered medium grade, experienced down periods during the fiscal year when many investors moved toward higher-quality bonds, they proved helpful over the entire fiscal year.

Positions in the high yield sector also contributed to Portfolio performance on an absolute basis as high yield bonds experienced a strong rally during the year. High yield bonds benefited from a strong fundamental picture featuring declining default rates as well as a positive technical backdrop, in which high yield bonds were in demand throughout much of the fiscal period. It’s important to note that Portfolio returns within this category were moderated, however, by our emphasis on what we viewed as higher-quality bonds within the high yield sector during a period when total returns from lower-rated credits beat their higher-quality cousins by a wide margin.

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

In addition, performance was affected by the following factors:
  The Portfolio generally remained underweight in government-backed or agency mortgage-backed securities (MBS), as we believed that these securities remained expensive for much of the period. This positioning benefited Portfolio performance, as these areas underperformed the benchmark during the fiscal year.
  Emerging market debt generally made positive contributions within the Portfolio. Notable contributions came from issues in Brazil, Indonesia, and Poland.
  The Portfolio’s currency allocation emphasized commodity-exporting or higher yielding countries such as Norway, Canada, and Australia. While this helped relative performance, an underweight position in the euro zone held back returns.
We believe the coming months will likely be characterized by much economic uncertainty, as periods of improving growth can be quickly followed by slowdowns and investors continue to demonstrate a pattern of rapidly changing attitudes toward risk. Within this difficult environment, we believe that our focus on in-depth security research, applied across a well-diversified global range of investment opportunities, may put the Portfolio in a position to accommodate the ongoing tests that will likely face the U.S. economy during the next several years. We believe that building a Portfolio that combines our best research ideas with a modestly defensive bias seems most appropriate to us at this time.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	Lifetime
	+12.05%	+9.83%	+8.05%	+7.44%

Portfolio profile
Oct. 31, 2010

Total net assets
$50.3 million

Number of holdings
369

Inception date
June 28, 2002

Growth of $1,000,000

	Starting value (June 28, 2002)	Ending value (Oct. 31, 2010)
The Core Plus Fixed Income Portfolio	$1,000,000	$1,820,561
Barclays Capital U.S. Aggregate Index	$1,000,000	$1,592,843

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on June 28, 2002, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.61%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2010, through Feb. 28, 2011, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.45% of the Portfolio’s average daily net assets, as described in the most recent prospectus. Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,000 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

The letter ratings are provided by S&P and describe the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest quality) to CCC (lowest; highly speculative).

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Portfolio may be invested in foreign corporate bonds, which have special risks not ordinarily associated with domestic investments, such as currency fluctuations, economic and political change, and different accounting standards.

Diversification may not protect against market risk.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The International Equity Portfolio
October 31, 2010

Delaware Pooled Trust — The International Equity Portfolio returned +8.77% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2010. The Portfolio’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index (net), returned +8.36% for the same period. Complete annualized performance for The International Equity Portfolio is shown in the table on page 38.

The Portfolio’s fiscal year was one during which economic data were confusing at best. Investors had hoped for evidence of recovery and became slightly euphoric with the announcement of expansive government policies. However, those policies never really produced the jobs or the wealth filtering into consumers’ pockets as intended.

Similarly, sectors did not generally perform in a textbook way during this volatile time period. For instance, in the third calendar quarter of 2010, the benchmark was up 16.5%. With such strong performance, one would normally expect the cyclical sectors to lead the benchmark index’s performance and defensive sectors to lag. In fact, the defensive telecommunications sector was up 20.2% during the quarter while the information technology sector, which is typically considered to be cyclical, was up by only 8.5%. Reviewing the underlying data and looking at country returns, we believe that the dominant focus of market participants involved a country’s level of sovereign risk. As a result, various markets sold off across the board, regardless of underlying stock valuation or profitability. (Source: Bloomberg.)

This pattern appeared to develop at the beginning of the Portfolio’s fiscal year, with the debt restructuring in Dubai. Many investors, ourselves included, grew concerned that high leverage within developed economies had not been reduced but had merely been transferred to sovereign borrowers who had assumed the liabilities of their collapsed private lenders. Thus, after Dubai, many investors began to recognize problems with sovereign debt: first in Greece, followed by Portugal, Spain, Italy, and Ireland. At one point, when it appeared that Germany might not be fully committed to a rescue package for Greece, many investors began to wonder if the euro would survive. This was a serious concern, which resulted in a “fear premium” for affected markets.

Since our strategy utilizes a bottom-up security selection discipline, we did not shun entire markets; instead, we continued to look for undervalued opportunities in every country within our mandate. Even so, the countries furthest from the sovereign debt concerns of Southern Europe generally performed best. With the exception of Japan, the Asia Pacific region was strong. Australia, in particular, stood out: it is the only developed economy to have averted a technical recession. Australia entered the economic crisis in better shape than most countries and had greater flexibility to make accommodative macroeconomic policy adjustments. The Australian central bank’s decision to raise interest rates has strengthened the Australian dollar putting it ahead of the curve relative to other developed economies. Within the Portfolio, an overweight position in Australian holdings had a positive effect on performance relative to its benchmark, but it was more than offset by the negative effects of stock selection. On the whole, the Portfolio mildly underperformed the benchmark index in Australia.

By contrast, Spain’s economy has suffered during the Portfolio’s fiscal year. Spain had been one of the fastest-growing euro zone countries over the past decade. However, the financial crisis and the collapse in property and construction industries hit Spain hard. Unemployment rose sharply to around 20%, and the rise in nonperforming loans has taken a heavy toll on Spanish banks. With the government’s fiscal position deteriorating, many investors began to fear that austerity measures could plunge the Spanish economy into a debt-deflation trap. Nonetheless, we retained an overweight position in Spain relative to the benchmark index. While this overweight led to underperformance against the index, we believe we were able to identify specific longer-term investments at attractive valuations.

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

Turning to specific securities, two of our long-term holdings were our best performers during the Portfolio’s fiscal year. Jardine Matheson Holdings is a Hong Kong–based conglomerate with seven subsidiaries concentrated in the fast-growing Asian region. The stock gained more than 50%, based on the company’s strong balance sheet and a 20% dividend increase this year. Another conglomerate, the Australia-based Wesfarmers, returned more than 30%. Investors recognized that Wesfarmers’ acquisition of the Coles Group supermarket chain in 2007 has paid off in the form of improved profitability, and this drove the stock’s strong return.

On the downside, we sustained a significant loss from our exposure to BP, which came off its lowest point, down nearly 50%, to finish with a 25% decline over the 12-month period. When the Deepwater Horizon oil rig exploded on April 20, 2010, we immediately went to work reassessing the current value of the company. It seemed that as fast as information was being made available, many investors were selling the stock, often using short positions. We were not willing to sell while the stock price was plummeting. At the same time, we felt there remained downside risks from litigation, which prevented us from adding to the position. When the well was capped on July 19, 2010, we revisited our model, taking into account both the significant shorter-term costs and the longer-term factors such as an increase in capital spending, damage to BP’s reputation, and the negative effect on future production growth. While the fair value of the stock was reduced, in our view, this decline in value was more than discounted by the significant decline in the share price, and we continued to hold the shares at the end of the Portfolio’s fiscal year.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	10 years	Lifetime
	+8.77%	-9.02%	+3.86%	+6.86%	+8.36%

Portfolio profile
Oct. 31, 2010

Total net assets
$809 million

Number of holdings
55

Inception date
Feb. 4, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 2000)	Ending value (Oct. 31, 2010)
The International Equity Portfolio	$1,000,000	$1,941,160
MSCI EAFE Index (net)	$1,000,000	$1,366,460

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2000, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.88%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2010, through Feb. 28, 2011, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.90% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is presently closed to new investors.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Labor Select International Equity Portfolio
October 31, 2010

Delaware Pooled Trust — The Labor Select International Equity Portfolio returned +8.00% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2010. The Portfolio’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index (net), returned +8.36% for the same period. Complete annualized performance for The Labor Select International Equity Portfolio is shown in the table on page 42.

The Portfolio’s fiscal year was one during which economic data were confusing at best. Investors were hoping for evidence of recovery and became slightly euphoric with the announcement of expansive government policies. However, those policies never really produced the jobs or the wealth filtering into consumers’ pockets as intended.

Similarly, sectors did not generally perform in a textbook way during this volatile time period. For instance, in the third calendar quarter of 2010, the benchmark was up 16.5%. With such strong performance, one would normally expect the cyclical sectors to lead the benchmark index’s performance and defensive sectors to lag. In fact, the defensive telecommunications sector was up 20.2% during the quarter while the information technology sector, which is typically considered to be cyclical, was up by only 8.5%. Reviewing the underlying data and looking at country returns, it is our belief that the dominant focus of market participants involved a country’s level of sovereign risk. As a result, various markets sold off across the board, regardless of underlying stock valuation or profitability. (Source: Bloomberg.)

This pattern appeared to develop at the beginning of the Portfolio’s fiscal year, with the debt restructuring in Dubai. Many investors, ourselves included, grew concerned to note that high leverage within developed economies had not been reduced; it had merely been transferred to sovereign borrowers as they have assumed the liabilities of their collapsed private lenders. Thus, after Dubai, many investors began to recognize problems with sovereign debt: first in Greece, followed by Portugal, Spain, Italy, and Ireland. At one point, when it appeared that Germany might not be fully committed to a rescue package for Greece, many investors began to wonder if the euro would survive. This was a serious concern, which resulted in a “fear premium” for affected markets.

Since our strategy utilizes a bottom-up security selection discipline, we did not shun entire markets; instead we continued to look for undervalued opportunities in every country within our mandate. That said, the countries furthest from the sovereign debt concerns of Southern Europe generally performed best. The Asia Pacific region was strong, with the exception of Japan. Australia, in particular, stood out: it is the only developed economy to have averted a technical recession. Australia entered the economic crisis in better shape than most countries and had greater flexibility to make accommodative macroeconomic policy adjustments. The Australian central bank’s decision to raise interest rates has strengthened the Australian dollar putting it ahead of the curve relative to other developed economies. Within the Portfolio, an overweight in Australian holdings had a positive effect on performance relative to its benchmark, but it was more than offset by the negative effects of stock selection. On the whole, the Portfolio mildly underperformed the benchmark index in Australia.

By contrast, Spain’s economy has suffered during the Portfolio’s fiscal year. Spain had been one of the fastest-growing euro zone countries over the past decade. However, the financial crisis and the collapse in property and construction industries hit Spain hard. Unemployment rose sharply to around 20%, and the rise in nonperforming loans has taken a heavy toll on Spanish banks. With the government’s fiscal position deteriorating, many investors began to fear that austerity measures could plunge the Spanish economy into a debt-deflation trap. Nonetheless, we retained an overweight position in Spain relative to the benchmark index. While this overweight led to underperformance against the benchmark index, we believe we were able to identify specific longer-term investments at attractive valuations.

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

Turning to specific securities, two of our long-term holdings were our best performers during the Portfolio’s fiscal year. The Australia-based conglomerate Wesfarmers returned more than 30%. The market recognized that Wesfarmers’ acquisition of the Coles Group supermarket chain in 2007 is paying off in the form of improved profitability. Another Australia-based company, Amcor, is the global leader in PET packaging with significant operations in the United States. It is also the leading supplier in Europe of flexible packaging. Amcor’s success in integrating its acquisition of Alcan led to the stock’s more than 30% return.

On the downside, we sustained a significant loss from our exposure to BP, which came off its lowest point, down nearly 50%, to finish with a 25% decline over the 12-month period. When the Deepwater Horizon oil rig exploded on April 20, 2010, we immediately went to work reassessing the current value of the company. It seemed that as fast as information was being made available, many investors were selling the stock, often using short positions. We were not willing to sell while the stock price was plummeting. At the same time, we felt there remained downside risks from litigation, which prevented us from adding to the position. When the well was capped on July 19, 2010, we revisited our model, taking into account both the significant shorter-term costs and the longer-term factors such as an increase in capital spending, damage to BP’s reputation, and the negative effect on future production growth. While the fair value of the stock was reduced, in our view, this decline in value was more than discounted by the significant decline in the share price, and we continued to hold the shares at the end of the Portfolio’s fiscal year.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	10 years	Lifetime
	+8.00%	-9.02%	+3.83%	+6.98%	+8.24%

Portfolio profile
Oct. 31, 2010

Total net assets
$741 million

Number of holdings
47

Inception date
Dec. 19, 1995

Growth of $1,000,000

	Starting value (Oct. 31, 2000)	Ending value (Oct. 31, 2010)
The Labor Select International Equity Portfolio	$1,000,000	$1,964,198
MSCI EAFE Index (net)	$1,000,000	$1,366,460

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2000, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.88%.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio
October 31, 2010

Note: Regional performance data cited below are based on respective MSCI indices.

During a fiscal year in which developed equity markets offered few truly attractive areas for investment, emerging markets proved to be a bright spot, pulling in considerable capital from investors, and producing sizeable returns. Against this market backdrop, Delaware Pooled Trust — The Emerging Markets Portfolio returned +23.79% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2010. The Portfolio’s benchmark, the MSCI Emerging Markets Index (net), returned +23.55% for the same period. Complete annualized performance for The Emerging Markets Portfolio is shown in the table on page 46.

The Portfolio’s fiscal year featured many large, ratcheting swings in volatility, though with more ups than downs. The month of May 2010, for example, saw a loss of 8.75% for the benchmark index. For the months of July and September, though, the pendulum swung heavily into positive territory, with one-month index returns of 8.40% and 11.13%, respectively. The Portfolio’s relative performance has been in character with our expectations, given our generally defensive methodology. In all four months of the fiscal year in which the benchmark index fell, the Portfolio outperformed. When the benchmark rose, which occurred for eight months of the Portfolio’s fiscal year, the Portfolio underperformed six months and outperformed during two months.

In short, we stuck to our disciplined, risk-sensitive valuation process while managing to capture most if not all of the benchmark index’s upside — and slightly outperformed over the entire fiscal year. Certainly, our continuing significant underweight in India made it a challenge to keep pace with the benchmark. Indian markets returned more than 35% for the period. India’s high price-to-earnings ratios, low dividend yields, and, in our view, continuing challenges in improving the infrastructure that is needed to sustain growth, have led us to tread cautiously there.

The China story has been a dramatically different one. Not only has China been successfully implementing some major enhancements to its infrastructure, but it also possesses substantial financing ability. Whereas India’s government is heavily indebted, the Chinese have had plenty to spend on infrastructure. Yet, in contrast with India, China returned just shy of 11% compared to the benchmark’s 23.5% return for the fiscal period.

Although China was not a particularly strong market in overall performance terms during the entire fiscal year, the Portfolio’s best contributing stock was China Yurun Food Group. The company, a pork producer helping to consolidate a fragmented sector while also growing organically as China’s middle class raises the quality and type of pork products in demand, experienced strong earnings growth. Supported by this performance, the share price rose nearly 90% over the fiscal year.

China’s lagging behind the benchmark presented us, as investors looking for value in markets and companies, with the opportunity to put a significant amount of assets to work in what we viewed as attractively priced companies as the year progressed. Having started the Portfolio’s fiscal year somewhat underweight, we are now overweight and substantially invested in China.

In terms of smaller markets, Turkey performed exceptionally well. We believe we were early to recognize that the Turkish government appeared to be running its economy quite sensibly compared with the governments of many countries, and we purchased stocks of Turkish companies at what we viewed as cheap valuations. Having had a very big discount in valuation terms compared to the other emerging markets, Turkey pulled itself up this year to a valuation range more in line with its peers. We remained overweight in Turkey throughout Portfolio’s fiscal year, though we did sell some Turkish stocks in an effort to lock in some gains. Tupras, Turkey’s chief oil refiner, was one of our top five contributors to performance during the fiscal year.

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

Strong returns in Turkey and Poland were the exception, however, among emerging markets in the euro zone, which generally disappointed. Hungary, for example, returned approximately 6%, and the Czech Republic was down 3% for the year. The Czech Republic has a well-managed economy, in our opinion, and we believe it is often unfairly penalized along with the less-well-managed economies in the region. It is a relatively inexpensive market, with a price-to-earnings ratio of approximately 11 and a high dividend yield. CEZ, the Czech Republic’s electric utility, was down more than 10% over the entire fiscal period, and we had a meaningful position in that stock. This loss was mitigated slightly by the company’s good dividend. As of the end of the Portfolio’s fiscal year, we remained overweight in the Czech Republic, a market we believe over time should be differentiated and recognized for its attractive valuations.

Two other holdings that punished the Portfolio were the Taiwanese semiconductor-chip designer for mobile phones, MediaTek, down more than 10% over the period, and Egypt’s Orascom Telecom Holding, down more than 35%. We believe that Orascom’s troubles were outside our forecasting ability: The company is engaged in a dispute with the Algerian government over back taxes, and the share price came under severe pressure. As for MediaTek, we continue to like the company and believe it should sustain its leading position in an attractive niche.

Clearly, one cautionary aspect of the emerging markets landscape is that, as so much investor money has flooded in, we believe it has become a self-perpetuating “success story” in stock market terms. There is a danger that much of this capital is ill informed — placed in these markets simply because of a perceived lack of prospects elsewhere. Yet, based on performance, emerging markets as an asset class was considerably more resilient than the developed markets during the recent financial crisis (source: Lipper). The valuations are not excessively high, and we believe that the growth prospects are still fairly attractive, both when compared with the developed world and in absolute terms. We believe there’s still significant long-term potential to be realized in these markets.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	10 years	Lifetime
	+23.79%	+0.26%	+13.59%	+18.64%	+10.97%

Portfolio profile
Oct. 31, 2010

Total net assets
$750.2 million

Number of holdings
80

Inception date
April 16, 1997

Growth of $1,000,000

	Starting value (Oct. 31, 2000)	Ending value (Oct. 31, 2010)
The Emerging Markets Portfolio	$1,000,000	$5,526,911
MSCI Emerging Markets Index (net)	$1,000,000	$3,914,501

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2000, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.16%. The purchase reimbursement fee (0.55%) and redemption reimbursement fee (0.55%) are paid to the Portfolio. The fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the “Performance of $1,000,000” chart.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

The Portfolio is presently closed to new investors.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio
October 31, 2010

Delaware Pooled Trust — The Global Real Estate Securities Portfolio Original Class shares returned +23.49% (at net asset value, with all distributions reinvested) for the fiscal year ended Oct. 31, 2010. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Global Real Estate Index, returned +24.74% for the same period. Complete annualized performance for The Global Real Estate Securities Portfolio is shown in the table on page 50.

Despite periods of volatility, global real estate markets advanced fairly consistently during the Portfolio’s fiscal year, ending the period with a cumulative advance of more than 20% (as measured by the FTSE EPRA/NAREIT Global Real Estate Index). We believe several conditions helped propel real estate stocks during the year, including low interest rates across the globe, the return of liquidity, and easier access to financing (equity as well as debt). Taken together, these factors supported an environment in which companies repaired balance sheets and generally improved their financial standing.

If there was a notably soft period during the fiscal year, it was during the three months that ended in June 2010. During that time, concerns about sovereign debt, particularly in Europe, caused a significant divergence in market performance across several countries. Another dampener on stock performance was uncertainty about the sustainability of the global economic recovery. In the months that followed, however, stocks rebounded as concerns about sovereign risk abated somewhat. While worries about these events have lessened, we remain cautious because many of the longer-term sovereign issues have not been solved.

As the Portfolio’s fiscal year drew to a close, the investment landscape was mixed. Interest rates were still low, but growth in most developed economies remained weak. Increased liquidity and relatively inexpensive debt continued to be positives, and investors appeared to have healthy appetites for real estate investments. At the same time, however, the macroeconomic environment oscillated between positive and negative momentum, leading us to view the larger picture with caution overall.

Broadly speaking, we believe the Portfolio’s underperformance relative to the FTSE EPRA/NAREIT Global Real Estate Index was explained by the negative effects of our allocations to specific countries, which more than offset the mildly positive effects generated by our individual stock choices.

At the country level, notable underperformance versus the benchmark index was registered in Canada and Hong Kong. In absolute terms, the Portfolio’s Canadian holdings performed well, advancing by nearly 50%, but they nevertheless trailed the strong gains posted by Canadian constituents within that index. Larger Portfolio holdings included RioCan Real Estate Investment Trust, a company that trailed the benchmark index largely on news of a cut in its dividend distribution. We believe many investors interpreted this news too negatively, however, and we took advantage of relatively cheaper pricing to add to the Portfolio’s RioCan shares during the final months of the fiscal year.

In Hong Kong, stock selection was the main performance detractor. We believe this was due to insufficient ownership in Hong Kong–based companies that had direct exposure to Chinese residential markets (Wharf Holdings, a company not held in the Portfolio, was one example). Within the Portfolio, notable detractors from return included Kelly Properties and Shun Tak Holdings, two companies whose operations suffered from lackluster demand in their respective areas of concentration. Both companies were liquidated from the Portfolio before the end of its fiscal year.

Still at the country level, the Portfolio outperformed the benchmark index in both the United Kingdom and the United States. The Portfolio’s U.K. holdings led index constituents by more than seven percentage points for the reporting period, led by contributors such as Derwent London and Great Portland Estates. Both companies have significant presence in London’s desirable West End, and both possess strong balance sheets. Driven by optimistic prospects, shares of both companies reached what we viewed as appropriate selling prices, and both were liquidated from the Portfolio before the end its fiscal year.

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

In the U.S., meanwhile, Portfolio holdings collectively advanced by more than two percentage points beyond the gains posted by benchmark index constituents. Notable contributors included Gaylord Entertainment, a company that was originally introduced to the Portfolio in May. At the time, one of company’s largest convention-center hotels was temporarily shut down due to flood damage. It was our opinion that investors generally overestimated the effects of the damage, and we purchased the company’s shares at what we believed were favorably discounted prices. Apartment landlord UDR and data-center developer DuPont Fabros Technology both outperformed, posting solid gains for the period. We believe there may be strong long-term demand in each company’s industry, potentially setting the stage for long-term growth.

We believe the global economic recovery has reached an interesting point as stimulus measures around the world have wound down, prompting questions about the true growth potential of many economies. In the U.S., growth slowed as the effects of easy money were withdrawn from the economy, prompting calls for a new round of quantitative easing. Globally, other nations have thus far chosen not to increase further stimulus measures, creating significant debate about potential currency manipulation across the globe. While different countries may choose to address the economic growth with different tools, we believe future outperformance is most likely to happen in real estate markets that possess sound fundamental underpinnings, because such markets will stand a better chance of flourishing in the absence of stimulus injections.

As we’ve noted in prior reports, we feel we can deliver competitive returns by identifying situations where the environment is favorable, and finding discounted companies that we believe are able to take advantage of those particular situations. Going forward, we plan to continue focusing within highly specific areas, including, in our view, those in which (1) companies can earn in excess of their cost of capital; (2) supply and demand are out of balance; and (3) valuations reflect substantial discounts.

A final note about possible outcomes at the company level: During the past two years, many overleveraged companies have used the thawing of capital markets to repair their balance sheets; while such repairs were necessary and appropriate, we believe their true costs should be evidenced as stronger-capitalized companies (those that did not pursue dilutive offerings) are rewarded with better growth prospects.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	Lifetime
Original Class	+23.49%	-10.21%	-6.69%
Class P	+23.26%	-10.41%	-6.91%

Portfolio profile
Oct. 31, 2010

Total net assets
$60.3 million

Number of holdings
96

Inception date
Jan. 10, 2007

The Global Real Estate Securities Portfolio offers two classes of shares: Original Class and Class P.

Growth of $1,000,000

	Starting value (Jan. 10, 2007)	Ending value (Oct. 31, 2010)
FTSE EPRA/NAREIT Global Real Estate Index	$1,000,000	$802,821
The Global Real Estate Securities Portfolio (Original Class)	$1,000,000	$768,109

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Jan. 10, 2007, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.21%, excluding 12b-1 fees.

Original Class shares are not subject to sales charges or 12b-1 fees and are available to investors investing $1 million in The Global Real Estate Securities Portfolio or in the aggregate across the portfolios comprising Delaware Pooled® Trust, subject to certain exceptions. Class P shares charge a 12b-1 fee of 0.25% but are not subject to sales charges. Class P shares are available to defined contribution plans making a minimum investment of $5 million, subject to certain exceptions. Please see the applicable prospectus for more information concerning the eligibility, fees and expenses for each class.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The FTSE EPRA/NAREIT Global Real Estate Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Global Fixed Income Portfolio
October 31, 2010

The Portfolio’s fiscal year ended Oct. 31, 2010, included a variety of events that caused volatility in international bond markets: Property companies failed in Dubai; the solvency of the Greek government came into question — with Portugal, Italy, Ireland, and Spain seemingly just a step or two behind; floods in Pakistan and fires in Russia’s wheat fields threatened to affect the price of food and clothing worldwide; and elections in Japan and the United Kingdom brought in new leadership, with different policies and priorities, in the world’s second- and third-largest economies. With world markets struggling to recover from the deepest recession in a generation, investors had to factor in the risks presented by historically high levels of debt, as well as the threat of inflation induced by low interest rates and gigantic stimulus programs.

Against this market backdrop, Delaware Pooled Trust — The Global Fixed Income Portfolio returned +10.03% at net asset value (NAV) with all distributions reinvested for the fiscal period. The Portfolio’s benchmark, the Citigroup® World Government Bond Index, returned +6.35% for the same period. Complete annualized performance for The Global Fixed Income Portfolio is shown in the table on page 54.

We believe the Portfolio’s relative outperformance versus its benchmark was based on our disciplined analysis of pricing power parity and prospective real yield of securities within our investment mandate.

Within the Portfolio, one of the key decisions we must make involves the weighting we should assign to U.S. securities. Our analysis showed that inflation in the euro zone would likely be higher than that of the United States during the next two years. In performing our due diligence work, we noted that while U.S. companies had aggressively cut staff, euro zone firms hoarded labor. For example, in Germany, employment has remained broadly stable over the past year — despite the economy shrinking significantly faster than that of the U.S. (a fall of 4.8% versus 2.3%) — due to job-protection laws.

Therefore, in contrast to the U.S., productivity has plunged and unit labor costs have surged, costs that will likely need to be borne solely by companies once the government sponsorship is inevitably withdrawn. We believe these conditions should inevitably raise inflationary pressures across the euro zone.

By contrast, we noted economic conditions suggestive of low inflation (or even a spell of deflation) in the United States: Demand pressures were absent, as suggested by a large negative output gap, as were cost pressures, as evidenced by sharply falling unit labor costs. With U.S. growth likely to be patchy over the next two years, we felt conditions could become even more conducive to low inflation.

We also factored in the risks posed by exposure to Chinese currency. A rise in the renminbi would typically increase China’s export prices and therefore the price of imported Chinese goods. If this occurred, the U.S. would seem to have the most to lose: The U.S. is China’s largest export market, taking nearly 20% of its exports, and China is the U.S.’s largest import supplier, with 16% of total imports. In practice, however, we felt that a rising renminbi would have only a limited effect on U.S. inflation. With the U.S. economy being relatively closed to international trade, import prices typically have a small effect on consumer prices compared to domestic costs, and China is likely to price-to-market for the U.S., helped by productivity increases by China’s export sectors. Therefore, we maintained a slight overweight in U.S. bonds. As it turned out, the U.S. market performed well in local terms, but the position was somewhat negative for the Portfolio due to U.S. dollar weakness. In addition, the Portfolio’s defensive, shorter-than-benchmark duration detracted slightly from performance.

The sources of the Portfolio’s excess returns were primarily overweight positions in some of the world’s strongest markets during the period. Australia has a relatively healthy government budget with limited debt, which lends qualitative support to our overweight there because

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

of its relatively high prospective real yield. Although Australia’s public finances have fallen into the red over the past year, reflecting subpar gross domestic product growth, its prospective budget deficit of 3–4% of GDP for 2010 is low compared to that of many other developed countries; for example, those for the U.S. and the euro zone are roughly 11% and 7%, respectively. Similarly, Australian government debt is likely to be around 20% of GDP this year, versus roughly 80% in both the U.S. and the euro zone. (Source: Bloomberg.)

In addition, we were willing to venture into weaker economies within the euro zone where we found relatively good value. Ireland is one example. In the wake of market concerns about Greek government debt, the premium investors demanded for holding Irish government bonds over German government bonds rose steeply. In our view, that premium was unwarranted.

We saw value in Italian government bonds as well. Their yield spread over German bunds (German government bonds) also was above their historical norm. Italy’s budget deficit, at 5.5% of GDP, is much lower than that of its peers. It also looks set to fall this year, helped by a return to GDP growth there, which is likely to lead to lower government outlays. Consequently, Italian government debt, although relatively high at more than 120% of GDP, has risen comparatively little in recent years and remains below where it stood when Italy joined the euro zone at its outset in 1999.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Global Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	10 years	Lifetime
	+10.03%	+10.32%	+9.04%	+10.55%	+8.65%

Portfolio profile
Oct. 31, 2010

Total net assets
$140.3 million

Number of holdings
51

Inception date
Nov. 30, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 2000)	Ending value (Oct. 31, 2010)
The Global Fixed Income Portfolio	$1,000,000	$2,726,553
Citigroup World Government Bond Index	$1,000,000	$2,144,834

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2000, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.65%. Management has contractually agreed to waive all or a portion of its management fees from Feb. 28, 2010, through Feb. 28, 2011, in order to prevent total annual Portfolio operating expenses from exceeding 0.60% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Citigroup World Government Bond Index is a market capitalization–weighted benchmark that tracks the performance of 23 world government bond markets. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio is presently closed to new investors.

2010 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The International Fixed Income Portfolio
October 31, 2010

The Portfolio’s fiscal year ended Oct. 31, 2010, included a variety of events that caused volatility in international bond markets: Property companies failed in Dubai; the solvency of the Greek government came into question — with Portugal, Italy, Ireland, and Spain seemingly just a step or two behind; floods in Pakistan and fires in Russia’s wheat fields threatened to affect the price of food and clothing worldwide; and elections in Japan and the United Kingdom brought in new leadership, with different policies and priorities, in the world’s second- and third-largest economies. With world markets struggling to recover from the deepest recession in a generation, investors generally had to factor in the risks presented by historically high levels of debt, as well as the threat of inflation induced by low interest rates and gigantic stimulus programs. (Source: Bloomberg.)

Against this market backdrop, Delaware Pooled Trust — The International Fixed Income Portfolio returned +9.33% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2010. The Portfolio’s benchmark, the Citigroup® Non-U.S. World Government Bond Index, returned +6.40% for the same period. Complete annualized performance for The International Fixed Income Portfolio is shown in the table on page 58.

We believe the Portfolio’s relative outperformance was based on our disciplined analysis of pricing power parity and prospective real yield of securities within our investment mandate. Two factors stand out as key decisions during the Portfolio’s fiscal year.

First, the Portfolio benefited from an overweight position in Australian and Polish securities. Australia has a relatively healthy government budget with limited debt, which lends qualitative support to our overweight there due to its relatively high prospective real yield. Although Australia’s public finances have fallen into the red over the past year, reflecting subpar gross domestic product (GDP) growth, its prospective budget deficit of 3 4% of GDP for 2010 is low compared to that of many other developed countries; for example, those for the United States and the euro zone are roughly 11% and 7%, respectively. Similarly, Australian government debt is likely to be around 20% of GDP this year, versus roughly 80% in both the U.S. and the euro zone.

Poland was the only member of the European Union to avoid recession during the global downturn. In addition to the country’s stable economic growth, our models responded favorably to the fact that inflation remained under control. Rises in administered prices (set by the government) continue to drop out of the 12-month comparison, causing headline inflation to fall. Surplus capacity and weak unit labor costs also helped curb inflation. That, combined with Poland’s comparatively low government debt (around 60% of GDP versus 100% in the Organization for Economic Cooperation and Development countries as a whole), provided support for the country’s government bond market as well as its currency.

Second, we did a good job managing our exposure to euro zone government bonds as a whole. Euro zone government bonds offered a relatively low prospective real yield, in our opinion, of around 2%. Unit labor costs, which typically constitute a key driver of inflation, are higher in the euro zone than in many other countries, due to weak productivity growth, reflecting little change in employment despite the sharp decline in output. Although inflation in the euro zone still appears very likely to remain low during the next two years — due to much spare capacity — employment costs seem likely to make it higher than it otherwise would be. Within the euro zone, we were willing to venture into weaker economies where we believed value opportunities existed. Ireland is one example. In the wake of market concerns about Greek government debt, the premium that investors demanded for holding Irish government bonds over German government bonds rose steeply. In our view, that premium was unwarranted.

The views expressed are current as of the date of this report and are subject to change.

2010 Annual report • Delaware Pooled Trust

We saw value in Italian government bonds as well. Their yield spread over German bunds (German government bonds) also was above their historical norm. Italy’s budget deficit, at 5.5% of GDP, is much lower than that of its peers. It also looks set to fall this year, helped by a return to GDP growth there, which is likely to lead to lower government outlays. Consequently, Italian government debt, although relatively high at more than 120% of GDP, has risen comparatively little in recent years and remains below where it stood when Italy joined the euro zone at its outset in 1999.

Overall, we believe our strategies worked out well during the Portfolio’s fiscal year. One noteworthy detractor from performance was our decision to maintain a slightly short duration during a strong trading period for bonds. Other detractors from performance included our underweight position in U.K. bonds, which did better than average over the fiscal year, and an underweight position in Canada, which also proved to be a strong market.

2010 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The International Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2010	1 year	3 years	5 years	10 years	Lifetime
	+9.33%	+10.57%	+9.00%	+10.42%	+7.20%

Portfolio profile
Oct. 31, 2010

Total net assets
$21.4 million

Number of holdings
42

Inception date
April 11, 1997

Growth of $1,000,000

	Starting value (Oct. 31, 2000)	Ending value (Oct. 31, 2010)
The International Fixed Income Portfolio	$1,000,000	$2,694,154
Citigroup Non-U.S. World Government Bond Index	$1,000,000	$2,250,275

2010 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2000, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.79%. Management has contractually agreed to waive all or a portion of its management fees from Feb. 28, 2010, through Feb. 28, 2011, in order to prevent total annual Portfolio operating expenses from exceeding 0.60% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Citigroup Non-U.S. World Government Bond Index is a market capitalization–weighted benchmark that tracks the performance of 22 world government bond markets.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio is presently closed to new investors.

2010 Annual report • Delaware Pooled Trust

Disclosure of Portfolio expenses

For the six month period May 1, 2010 to October 31, 2010

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on The Emerging Markets Portfolio; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees on Class P shares of The Global Real Estate Securities Portfolio and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from May 1, 2010 to October 31, 2010.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Certain of the Portfolios’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to a Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Pooled® Trust
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/10 to
	5/1/10	10/31/10	Ratio	10/31/10
Actual Portfolio Return
The Large-Cap
Value Equity
Portfolio	$1,000.00	$1,039.10	0.70%	$3.60
The Select 20
Portfolio	1,000.00	1,059.70	0.89%	4.62
The Large-Cap
Growth Equity
Portfolio	1,000.00	1,057.00	0.65%	3.37
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	1,110.20	0.92%	4.89
The Real Estate
Investment Trust
Portfolio II	1,000.00	1,056.60	0.95%	4.92
The Delaware
Macquarie Real
Estate Portfolio*	1,000.00	1,176.50	0.95%	3.51
The Core Focus
Fixed Income
Portfolio	1,000.00	1,050.10	0.43%	2.22
The High-Yield
Bond Portfolio	1,000.00	1,068.50	0.59%	3.08
The Core Plus
Fixed Income
Portfolio	1,000.00	1,053.00	0.45%	2.33
The International
Equity Portfolio	1,000.00	1,069.50	0.87%	4.54
The Labor Select
International Equity
Portfolio	1,000.00	1,063.50	0.87%	4.53
The Emerging
Markets Portfolio	1,000.00	1,117.40	1.17%	6.24
The Emerging
Markets Portfolio II**	1,000.00	1,136.50	1.40%	5.37

2010 Annual report • Delaware Pooled Trust

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/10 to
	5/1/10	10/31/10	Ratio	10/31/10
Actual Portfolio Return (continued)
The Global Real Estate
Securities Portfolio
Original Class	$1,000.00	$1,100.80	1.27%	$6.72
The Global Real
Estate Securities
Portfolio Class P	1,000.00	1,101.00	1.52%	8.05
The Global Fixed
Income Portfolio	1,000.00	1,111.30	0.60%	3.19
The International
Fixed Income
Portfolio	1,000.00	1,127.20	0.60%	3.22
Hypothetical 5% Return (5% return before expenses)
The Large-Cap
Value Equity
Portfolio	$1,000.00	$1,021.68	0.70%	$3.57
The Select 20
Portfolio	1,000.00	1,020.72	0.89%	4.53
The Large-Cap
Growth Equity
Portfolio	1,000.00	1,021.93	0.65%	3.31
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	1,020.57	0.92%	4.69
The Real Estate
Investment Trust
Portfolio II	1,000.00	1,020.42	0.95%	4.84
The Delaware
Macquarie
Real Estate
Portfolio*	1,000.00	1,020.42	0.95%	4.84
The Core Focus
Fixed Income
Portfolio	1,000.00	1,023.04	0.43%	2.19
The High-Yield
Bond Portfolio	1,000.00	1,022.23	0.59%	3.01
The Core Plus
Fixed Income
Portfolio	1,000.00	1,022.94	0.45%	2.29
The International
Equity Portfolio	1,000.00	1,020.82	0.87%	4.43
The Labor Select
International
Equity Portfolio	1,000.00	1,020.82	0.87%	4.43
The Emerging
Markets Portfolio	1,000.00	1,019.31	1.17%	5.96
The Emerging
Markets Portfolio II**	1,000.00	1,018.15	1.40%	7.12
The Global Real Estate
Securities Portfolio
Original Class	1,000.00	1,018.80	1.27%	6.46
The Global Real Estate
Securities Portfolio
Class P	1,000.00	1,017.54	1.52%	7.73
The Global Fixed
Income Portfolio	1,000.00	1,022.18	0.60%	3.06
The International
Fixed Income
Portfolio	1,000.00	1,022.18	0.60%	3.06

*
Commenced operations June 30, 2010. The actual ending account value and the expense paid during the period reflect the shorter period, 124 days. The hypothetical example assumes the entire half year period.

**
Commenced operations June 23, 2010. The actual ending account value and the expense paid during the period reflect the shorter period, 131 days. The hypothetical example assumes the entire half year period.

2010 Annual report • Delaware Pooled Trust

Sector allocations and top 10 holdings

Delaware Pooled® Trust
As of October 31, 2010

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

The Large-Cap Value Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock	98.73%
Consumer Discretionary	6.09%
Consumer Staples	14.90%
Energy	15.55%
Financials	11.63%
Healthcare	17.80%
Industrials	5.84%
Information Technology	12.00%
Materials	2.94%
Telecommunications	5.84%
Utilities	6.14%
Discount Note	1.09%
Total Value of Securities	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Williams	3.53%
National Oilwell Varco	3.34%
Comcast Class A	3.34%
Safeway	3.16%
Marsh & McLennan	3.15%
Edison International	3.13%
Xerox	3.11%
Cardinal Health	3.10%
Kraft Foods Class A	3.08%
Archer-Daniels-Midland	3.08%

The Select 20 Portfolio
Percentage
Sector	of Net Assets
Common Stock²	92.75%
Consumer Discretionary	15.48%
Energy	3.88%
Financial Services	14.16%
Healthcare	16.90%
Materials & Processing	4.64%
Technology	33.18%
Utilities	4.51%
Discount Note	7.31%
Total Value of Securities	100.06%
Liabilities Net of Receivables and Other Assets	(0.06% )
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Apple	9.06%
Allergan	6.66%
MasterCard Class A	5.81%
Crown Castle International	5.76%
Medco Health Solutions	5.75%
IntercontinentalExchange	5.66%
QUALCOMM	5.51%
priceline.com	5.01%
Polycom	4.98%
Google Class A	4.81%

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust
As of October 31, 2010

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

The Large-Cap Growth Equity Portfolio
	Percentage
Sector	of Net Assets
Common Stock²	99.55%
Consumer Discretionary	16.50%
Consumer Staples	4.78%
Energy	3.79%
Financial Services	18.02%
Healthcare	14.42%
Materials & Processing	3.06%
Producer Durables	3.22%
Technology	35.76%
Discount Note	0.58%
Securities Lending Collateral	15.94%
Total Value of Securities	116.07%
Obligation to Return Securities Lending Collateral	(16.03%	)
Liabilities Net of Receivables and Other Assets	(0.04%	)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Apple	5.89%
Visa Class A	5.33%
Intuit	4.89%
Google Class A	4.72%
priceline.com	4.71%
QUALCOMM	4.70%
Medco Health Solutions	4.69%
Allergan	4.65%
Crown Castle International	4.37%
EOG Resources	3.80%

The Focus Smid-Cap Growth Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock	95.20%
Consumer Discretionary	20.69%
Consumer Staples	6.66%
Energy	3.92%
Financial Services	15.45%
Healthcare	13.03%
Producer Durables	7.41%
Technology	23.64%
Utilities	4.40%
Discount Note	5.01%
Total Value of Securities	100.21%
Liabilities Net of Receivables and Other Assets	(0.21% )
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
SBA Communications Class A	4.77%
Affiliated Managers Group	4.64%
j2 Global Communications	4.40%
Polycom	4.39%
Perrigo	4.36%
Strayer Education	4.32%
Expeditors International of Washington	4.28%
Weight Watchers International	4.21%
VeriFone Holdings	4.11%
Blackbaud	4.07%

2010 Annual report • Delaware Pooled Trust

(continues)       63

Sector allocations and top 10 holdings

Delaware Pooled® Trust
As of October 31, 2010

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

The Real Estate Investment Trust Portfolio II
Percentage
Sector	of Net Assets
Common Stock	93.77%
Diversified REITs	5.35%
Healthcare REITs	11.71%
Hotel REITs	4.45%
Industrial REITs	3.82%
Mall REITs	14.08%
Manufactured Housing REIT	1.23%
Multifamily REITs	16.32%
Office REITs	10.26%
Office/Industrial REITs	5.06%
Real Estate Operating Companies	1.13%
Self-Storage REITs	6.26%
Shopping Center REITs	9.00%
Single Tennant REIT	1.11%
Specialty REITs	3.99%
Exchange-Traded Fund	2.78%
Discount Note	3.83%
Total Value of Securities	100.38%
Liabilities Net of Receivables and Other Assets	(0.38% )
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Simon Property Group	10.04%
Public Storage	5.69%
Vornado Realty Trust	4.49%
Boston Properties	4.10%
Equity Residential	3.94%
Digital Realty Trust	3.43%
HCP	3.42%
Ventas	3.18%
Host Hotels & Resorts	2.87%
Macerich	2.87%

The Delaware Macquarie Real Estate Portfolio
Percentage
Sector	of Net Assets
Common Stock	97.91%
Diversified REIT	2.19%
Healthcare REITs	8.76%
Hotel REITs	3.94%
Industrial REITs	1.82%
Mall REITs	13.13%
Multifamily REITs	17.72%
Office REITs	10.88%
Office/Industrial REITs	6.48%
Real Estate Operating Companies	11.20%
Self-Storage REITs	4.36%
Shopping Center REITs	15.27%
Specialty REIT	2.16%
Total Value of Securities	97.91%
Receivables and Other Assets Net of Liabilities	2.09%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Simon Property Group	10.28%
RioCan Real Estate Investment Trust	6.48%
Equity Residential	4.40%
Digital Realty Trust	4.26%
Public Storage	3.88%
Boston Properties	3.81%
Host Hotels & Resorts	3.48%
American Campus Communities	2.73%
Boardwalk Real Estate Investment Trust	2.62%
Ventas	2.48%

2010 Annual report • Delaware Pooled Trust

Security types

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio
As of October 31, 2010

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

	Percentage
Security type	of Net Assets
Agency Asset-Backed Security	0.10%
Agency Collateralized Mortgage Obligations	4.53%
Agency Mortgage-Backed Securities	33.27%
Commercial Mortgage-Backed Securities	6.70%
Corporate Bonds	31.50%
Banking	7.09%
Basic Industry	2.07%
Brokerage	0.58%
Capital Goods	0.50%
Communications	3.92%
Consumer Cyclical	0.47%
Consumer Non-Cyclical	4.38%
Electric	3.00%
Energy	2.58%
Finance Companies	0.95%
Insurance	0.81%
Natural Gas	2.63%
Real Estate	1.11%
Technology	0.61%
Transportation	0.80%
Non-Agency Asset-Backed Securities	6.64%
Non-Agency Collateralized Mortgage Obligations	0.48%
Regional Bonds	2.40%
Sovereign Bonds	2.92%
Supranational Banks	0.85%
U.S. Treasury Obligations	9.21%
Preferred Stock	0.15%
Discount Note	25.28%
Securities Lending Collateral	5.91%
Total Value of Securities	129.94%
Obligation to Return Securities Lending Collateral	(6.13%	)
Liabilities Net of Receivables and Other Assets	(23.81%	)
Total Net Assets	100.00%

2010 Annual report • Delaware Pooled Trust

(continues)       65

Security types

Delaware Pooled® Trust — The High-Yield Bond Portfolio
As of October 31, 2010

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security types	of Net Assets
Convertible Bonds	0.95%
Corporate Bonds	93.13%
Basic Industry	9.08%
Brokerage	1.34%
Capital Goods	5.89%
Consumer Cyclical	9.99%
Consumer Non-Cyclical	9.69%
Energy	11.00%
Finance & Investments	7.55%
Media	7.13%
Real Estate	0.49%
Services Cyclical	9.00%
Services Non-Cyclical	4.76%
Technology & Electronics	2.90%
Telecommunications	11.78%
Utilities	2.53%
Senior Secured Loans	1.33%
Common Stock	0.48%
Convertible Preferred Stock	0.24%
Preferred Stock	0.60%
Warrants	0.00%
Discount Note	3.20%
Securities Lending Collateral	9.16%
Total Value of Securities	109.09%
Obligation to Return Securities Lending Collateral	(9.27%)
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio
As of October 31, 2010

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

	Percentage
Security types	of Net Assets
Agency Asset-Backed Securities	0.26%
Agency Collateralized Mortgage Obligations	3.55%
Agency Mortgage-Backed Securities	15.88%
Commercial Mortgage-Backed Securities	7.39%
Convertible Bonds	0.54%
Corporate Bonds	49.01%
Banking	8.41%
Basic Industries	4.07%
Brokerage	1.44%
Capital Goods	0.96%
Communications	8.99%
Consumer Cyclical	1.87%
Consumer Non-Cyclical	6.96%
Electric	4.80%
Energy	4.75%
Finance Companies	2.19%
Insurance	0.45%
Natural Gas	1.69%
Real Estate	1.32%
Technology	0.42%
Transportation	0.69%
Non-Agency Asset-Backed Securities	4.27%
Non-Agency Collateralized Mortgage Obligations	1.45%
Regional Bonds	1.85%
Senior Secured Loans	3.02%
Sovereign Bonds	4.51%
Supranational Banks	1.09%
U.S. Treasury Obligations	3.52%
Preferred Stock	0.23%
Discount Note	16.17%
Securities Lending Collateral	2.50%
Total Value of Securities	115.24%
Obligation to Return Securities Lending Collateral	(2.60%	)
Liabilities Net of Receivables and Other Assets	(12.64%	)
Total Net Assets	100.00%

2010 Annual report • Delaware Pooled Trust

Country and sector allocations

Delaware Pooled® Trust — The International Equity Portfolio
As of October 31, 2010

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Country	of Net Assets
Common Stock	99.18%
Australia	8.98%
Belgium	0.00%
France	16.32%
Germany	5.01%
Hong Kong	0.90%
Ireland	1.20%
Italy	3.85%
Japan	19.86%
Netherlands	3.77%
New Zealand	0.48%
Singapore	4.15%
Spain	7.67%
Switzerland	5.53%
Taiwan	2.44%
United Kingdom	19.02%
Discount Note	0.38%
Securities Lending Collateral	1.75%
Total Value of Securities	101.31%
Obligation to Return Securities Lending Collateral	(1.93% )
Receivables and Other Assets Net of Liabilities	0.62%
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Consumer Discretionary	5.62%
Consumer Staples	15.99%
Energy	12.31%
Financials	13.84%
Healthcare	15.14%
Industrials	5.87%
Information Technology	4.24%
Materials	1.85%
Telecommunication Services	18.03%
Utilities	6.29%
Total	99.18%

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Labor Select International Equity Portfolio
As of October 31, 2010

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

	Percentage
Country	of Net Assets
Common Stock	98.28%
Australia	9.43%
Belgium	0.00%
France	14.64%
Germany	2.92%
Hong Kong	1.45%
Ireland	1.27%
Italy	2.07%
Japan	20.19%
Netherlands	4.04%
New Zealand	0.67%
Singapore	4.78%
Spain	8.16%
Switzerland	5.69%
United Kingdom	22.97%
Discount Note	2.03%
Securities Lending Collateral	1.81%
Total Value of Securities	102.12%
Obligation to Return Securities Lending Collateral	(1.88%	)
Liabilities Net of Receivables and Other Assets	(0.24%	)
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Consumer Discretionary	5.48%
Consumer Staples	16.28%
Energy	11.93%
Financials	15.58%
Healthcare	15.48%
Industrials	3.50%
Information Technology	2.88%
Materials	2.35%
Telecommunication Services	17.15%
Utilities	7.65%
Total	98.28%

2010 Annual report • Delaware Pooled Trust

(continues)       69

Country and sector allocations

Delaware Pooled® Trust — The Emerging Markets Portfolio
As of October 31, 2010

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Sector	of Net Assets
Common Stock	94.88%
Brazil	12.87%
Chile	3.15%
China	21.44%
Colombia	1.03%
Czech Republic	2.64%
Egypt	0.79%
India	3.67%
Indonesia	2.13%
Kazakhstan	0.83%
Malaysia	1.08%
Mexico	5.41%
Peru	1.61%
Philippines	1.83%
Poland	0.93%
Republic of Korea	4.36%
Russia	3.08%
South Africa	6.67%
Taiwan	11.26%
Thailand	3.32%
Turkey	6.78%
Preferred Stock	4.03%
Discount Note	1.19%
Securities Lending Collateral	3.03%
Total Value of Securities	103.13%
Obligation to Return Securities Lending Collateral	(3.11%)
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%
Consumer Discretionary	2.04%
Consumer Staples	9.89%
Energy	12.26%
Financials	24.06%
Industrials	8.83%
Information Technology	12.19%
Materials	6.33%
Telecommunication Services	11.45%
Utilities	11.86%
Total	98.91%

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Emerging Markets Portfolio II
As of October 31, 2010

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Country	of Net Assets
Common Stock	98.08%
Argentina	1.49%
Australia	0.47%
Brazil	16.61%
China	16.82%
Hungary	0.78%
India	1.22%
Indonesia	1.00%
Israel	0.50%
Malaysia	2.66%
Mexico	4.19%
Peru	1.52%
Philippines	0.49%
Poland	3.04%
Republic of Korea	13.28%
Russia	5.64%
South Africa	6.10%
Taiwan	8.14%
Thailand	1.89%
Turkey	3.19%
United Kingdom	0.51%
United States	8.54%
Total Value of Securities	98.08%
Receivables and Other Assets Net of Liabilities	1.92%
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Consumer Discretionary	3.05%
Consumer Staples	10.45%
Energy	12.16%
Financials	20.85%
Industrials	3.30%
Information Technology	17.39%
Materials	12.94%
Telecommunication Services	13.15%
Utilities	4.79%
Total	98.08%

2010 Annual report • Delaware Pooled Trust

(continues)       71

Country and sector allocations

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio
As of October 31, 2010

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Country	of Net Assets
Common Stock	93.62%
Australia	7.43%
Belgium	0.73%
Canada	5.31%
France	2.88%
Germany	0.92%
Hong Kong/China	15.21%
Japan	9.50%
Netherlands	2.36%
Singapore	6.70%
Switzerland	1.03%
United Kingdom	4.59%
United States	36.96%
Preferred Stock	0.36%
Discount Note	5.04%
Securities Lending Collateral	19.06%
Total Value of Securities	118.08%
Obligation to Return Securities Lending Collateral	(19.72% )
Receivables and Other Assets Net of Liabilities	1.64%
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Diversified REITs	23.11%
Healthcare REITs	5.00%
Hotel REITs	2.42%
Industrial REITs	2.66%
Mall REITs	5.76%
Manufactured Housing REITs	0.53%
Multifamily REITs	7.20%
Office REITs	7.13%
Real Estate Operating Companies	24.76%
Shopping Center REITs	12.20%
Self-Storage REITs	3.21%
Total	93.98%

2010 Annual report • Delaware Pooled Trust

Country allocations

Delaware Pooled® Trust
As of October 31, 2010

The Global Fixed Income Portfolio

Percentage
Country	of Net Assets
Bonds	98.00%
Australia	6.99%
Austria	2.46%
Denmark	3.29%
France	4.11%
Germany	6.85%
Greece	2.06%
Ireland	4.50%
Italy	7.32%
Japan	7.59%
Netherlands	3.58%
Norway	4.70%
Poland	3.96%
Qatar	1.82%
Slovenia	1.11%
Spain	5.46%
Supranational	10.06%
United Kingdom	5.44%
United States	16.70%
Discount Note	0.83%
Total Value of Securities	98.83%
Receivables and Other Assets Net of Liabilities	1.17%
Total Net Assets	100.00%

The International Fixed Income Portfolio

Percentage
Country	of Net Assets
Bonds	98.00%
Australia	6.85%
Austria	2.63%
Finland	3.97%
France	10.75%
Germany	12.20%
Greece	1.95%
Ireland	4.42%
Italy	4.54%
Japan	12.86%
Netherlands	7.34%
Norway	3.31%
Poland	3.74%
Slovenia	1.73%
Spain	2.34%
Supranational	13.41%
United Kingdom	5.42%
United States	0.54%
Discount Note	0.59%
Total Value of Securities	98.59%
Receivables and Other Assets Net of Liabilities	1.41%
Total Net Assets	100.00%

2010 Annual report • Delaware Pooled Trust

Statements of net assets

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio
October 31, 2010

	Number of
	Shares	Value
Common Stock – 98.73%
Consumer Discretionary – 6.09%
Comcast Class A	10,700	$220,206
Lowe’s	8,500	181,305
		401,511
Consumer Staples – 14.90%
Archer-Daniels-Midland	6,100	203,252
CVS Caremark	6,100	183,732
Kimberly-Clark	2,900	183,686
Kraft Foods Class A	6,300	203,301
Safeway	9,100	208,390
		982,361
Energy – 15.55%
Chevron	2,300	190,003
ConocoPhillips	3,200	190,080
Marathon Oil	5,400	192,078
National Oilwell Varco	4,100	220,416
Williams	10,800	232,416
		1,024,993
Financials – 11.63%
Allstate	5,900	179,891
Bank of New York Mellon	7,200	180,432
Marsh & McLennan	8,300	207,334
Travelers	3,600	198,720
		766,377
Healthcare – 17.80%
Baxter International	3,900	198,510
Cardinal Health	5,900	204,671
Johnson & Johnson	3,000	191,010
Merck	5,300	192,284
Pfizer	11,511	200,291
Quest Diagnostics	3,800	186,732
		1,173,498
Industrials – 5.84%
Northrop Grumman	3,100	195,951
Waste Management	5,300	189,316
		385,267
Information Technology – 12.00%
Intel	9,800	196,686
International Business Machines	1,400	201,040
† Motorola	23,100	188,265
Xerox	17,500	204,750
		790,741
Materials – 2.94%
duPont (E.I.) deNemours	4,100	193,848
		193,848
Telecommunications – 5.84%
AT&T	6,900	196,650
Verizon Communications	5,800	188,326
		384,976
Utilities – 6.14%
Edison International	5,600	206,640
Progress Energy	4,400	198,000
		404,640
Total Common Stock
(cost $5,823,002)		6,508,212

	Principal
	Amount
≠Discount Note – 1.09%
Federal Home Loan Bank 0.10% 11/1/10	$72,001	72,001
Total Discount Note
(cost $72,001)		72,001

Total Value of Securities – 99.82%
(cost $5,895,003)		6,580,213
Receivables and Other Assets
Net of Liabilities – 0.18%		12,020
Net Assets Applicable to 435,700
Shares Outstanding; Equivalent to
$15.13 Per Share – 100.00%		$6,592,233

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$8,410,122
Undistributed net investment income		187,798
Accumulated net realized loss on investments		(2,690,897)
Net unrealized appreciation of investments		685,210
Total net assets		$6,592,233

≠The rate shown is the effective yield at time of purchase.
†Non income producing security.

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Select 20 Portfolio
October 31, 2010

	Number of
	Shares	Value
Common Stock – 92.75%²
Consumer Discretionary – 15.48%
† Apollo Group Class A	9,350	$350,438
Lowe’s	20,000	426,600
† priceline.com	1,525	574,635
Strayer Education	3,025	422,986
		1,774,659
Energy – 3.88%
EOG Resources	4,650	445,098
		445,098
Financial Services – 14.16%
Bank of New York Mellon	12,300	308,238
† IntercontinentalExchange	5,650	649,016
MasterCard Class A	2,775	666,166
		1,623,420
Healthcare – 16.90%
Allergan	10,550	763,925
† Medco Health Solutions	12,550	659,252
Perrigo	7,800	513,864
		1,937,041
Materials & Processing – 4.64%
Syngenta ADR	9,600	531,648
		531,648
Technology – 33.18%
† Apple	3,450	1,038,001
† Crown Castle International	15,300	659,736
† Google Class A	900	551,691
† Polycom	16,900	570,882
QUALCOMM	14,000	631,820
† VeriSign	10,100	350,975
		3,803,105
Utilities – 4.51%
† j2 Global Communications	19,600	516,460
		516,460
Total Common Stock
(cost $8,764,686)		10,631,431

	Principal
	Amount
≠Discount Note – 7.31%
Federal Home Loan Bank
0.10% 11/1/10	$838,008	838,008
Total Discount Note
(cost $838,008)		838,008
Total Value of Securities – 100.06%
(cost $9,602,694)		11,469,439
Liabilities Net of Receivables and
Other Assets – (0.06%)		(6,670)
Net Assets Applicable to 1,899,180 Shares
Outstanding; Equivalent to $6.04
Per Share – 100.00%		$11,462,769

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$13,110,587
Accumulated net realized loss on investments		(3,514,563)
Net unrealized appreciation of investments		1,866,745
Total net assets		$11,462,769

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.

ADR – American Depositary Receipts

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

(continues)       75

Statements of net assets

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio
October 31, 2010

	Number of
	Shares	Value
Common Stock – 99.55%²
Consumer Discretionary – 16.50%
† Apollo Group Class A	193,500	$7,252,380
Lowe’s	289,800	6,181,434
* NIKE Class B	101,100	8,233,584
† priceline.com	30,500	11,492,705
* Staples	347,300	7,109,231
		40,269,334
Consumer Staples – 4.78%
Procter & Gamble	92,800	5,899,296
* Walgreen	170,100	5,762,988
		11,662,284
Energy – 3.79%
EOG Resources	96,800	9,265,696
		9,265,696
Financial Services – 18.02%
Bank of New York Mellon	246,700	6,182,302
CME Group	26,000	7,530,900
† IntercontinentalExchange	69,900	8,029,413
* MasterCard Class A	38,500	9,242,310
* Visa Class A	166,500	13,015,305
		44,000,230
Healthcare – 14.42%
Allergan	156,700	11,346,647
† Medco Health Solutions	217,800	11,441,034
Novo-Nordisk ADR	78,700	8,247,760
* Perrigo	63,100	4,157,028
		35,192,469
Materials & Processing – 3.06%
Syngenta ADR	135,100	7,481,838
		7,481,838
Producer Durables – 3.22%
* Expeditors International of Washington	159,100	7,853,176
		7,853,176
Technology – 35.76%
† Adobe Systems	261,400	7,358,410
† Apple	47,800	14,381,586
† Crown Castle International	247,600	10,676,512
† Google Class A	18,800	11,524,212
† Intuit	248,700	11,937,600
*† Polycom	145,000	4,898,100
QUALCOMM	254,400	11,481,072
† Teradata	155,800	6,132,288
*† VeriSign	256,600	8,916,850
		87,306,630
Total Common Stock
(cost $200,317,392)		243,031,657

	Principal
	Amount
≠Discount Note – 0.58%
Federal Home Loan Bank
0.10% 11/1/10	$1,407,013	1,407,013
Total Discount Note
(cost $1,407,013)		1,407,013
Total Value of Securities Before Securities
Lending Collateral – 100.13%
(cost $201,724,405)		244,438,670

	Number of
	Shares
Securities Lending Collateral** – 15.94%
Investment Companies
Delaware Investments Collateral
Fund No. 1	38,677,896	38,677,896
BNY Mellon SL DBT II Liquidating Fund	238,027	231,148
@† Mellon GSL Reinvestment Trust II	224,466	11,605
Total Securities Lending Collateral
(cost $39,140,389)		38,920,649

Total Value of Securities – 116.07%
(cost $240,864,794)		283,359,319 ©
Obligation to Return Securities
Lending Collateral** – (16.03%)		(39,140,389)
Liabilities Net of Receivables and
Other Assets – (0.04%)		(94,873)
Net Assets Applicable to 27,417,432
Shares Outstanding; Equivalent to
$8.90 Per Share – 100.00%		$244,124,057

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$283,329,494
Undistributed net investment income		164,775
Accumulated net realized loss on investments		(81,864,737)
Net unrealized appreciation of investments		42,494,525
Total net assets		$244,124,057

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $38,486,445 of securities loaned.
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $11,605, which represented 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

ADR — American Depositary Receipts

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio
October 31, 2010

	Number of
	Shares	Value
Common Stock – 95.20%
Consumer Discretionary – 20.69%
† DineEquity	2,550	$113,348
Fastenal	2,400	123,552
Gentex	4,200	83,916
† Interval Leisure Group	6,000	86,100
† NetFlix	350	60,725
Ritchie Bros Auctioneers	4,400	93,192
Strayer Education	1,425	199,257
Weight Watchers International	5,800	194,242
		954,332
Consumer Staples – 6.66%
† Peet’s Coffee & Tea	4,450	170,212
† Whole Foods Market	3,450	137,138
		307,350
Energy – 3.92%
Core Laboratories	2,325	180,815
		180,815
Financial Services – 15.45%
† Affiliated Managers Group	2,500	214,025
Heartland Payment Systems	8,700	124,236
† IntercontinentalExchange	1,380	158,521
† MSCI Class A	2,600	93,210
† optionsXpress Holdings	7,700	122,969
		712,961
Healthcare – 13.03%
† ABIOMED	7,700	79,387
† athenahealth	3,450	137,897
Perrigo	3,050	200,934
Techne	3,000	182,760
		600,978
Producer Durables – 7.41%
Expeditors International of Washington	4,000	197,440
Graco	4,200	144,522
		341,962
Technology – 23.64%
Blackbaud	7,400	187,886
† Polycom	6,000	202,680
† SBA Communications Class A	5,600	219,856
† Teradata	2,800	110,208
† VeriFone Holdings	5,600	189,448
† VeriSign	5,200	180,700
		1,090,778
Utilities – 4.40%
† j2 Global Communications	7,700	202,895
		202,895
Total Common Stock
(cost $3,379,651)		4,392,071

	Principal
	Amount
≠Discount Note – 5.01%
Federal Home Loan Bank
0.10% 11/1/10	$231,002	231,002
Total Discount Note
(cost $231,002)		231,002

Total Value of Securities – 100.21%
(cost $3,610,653)		4,623,073
Liabilities Net of Receivables and
Other Assets – (0.21%)		(9,797)
Net Assets Applicable to 375,473
Shares Outstanding; Equivalent to
$12.29 Per Share – 100.00%		$4,613,276

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$4,917,957
Accumulated net realized loss on investments		(1,317,101)
Net unrealized appreciation of investments		1,012,420
Total net assets		$4,613,276

≠	The rate shown is the effective yield at the time of purchase.
†	Non income producing security.

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

(continues)       77

Statements of net assets

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II
October 31, 2010

	Number of
	Shares	Value
Common Stock – 93.77%
Diversified REITs – 5.35%
Vornado Realty Trust	1,420	$124,094
Washington Real Estate Investment Trust	745	23,862
		147,956
Healthcare REITs – 11.71%
Cogdell Spencer	920	6,044
HCP	2,630	94,707
Health Care REIT	245	12,520
Healthcare Realty Trust	970	23,416
Nationwide Health Properties	1,475	60,224
Omega Healthcare Investors	1,700	39,100
Ventas	1,640	87,838
		323,849
Hotel REITs – 4.45%
DiamondRock Hospitality	2,615	27,667
Host Hotels & Resorts	4,998	79,418
LaSalle Hotel Properties	525	12,437
† Strategic Hotel & Resorts	765	3,481
		123,003
Industrial REITs – 3.82%
AMB Property	1,755	49,474
First Potomac Realty Trust	755	12,442
ProLogis	3,215	43,885
		105,801
Mall REITs – 14.08%
CBL & Associates Properties	1,455	22,814
Macerich	1,778	79,317
Simon Property Group	2,891	277,594
Taubman Centers	210	9,748
		389,473
Manufactured Housing REIT – 1.23%
Equity Lifestyle Properties	600	34,152
		34,152
Multifamily REITs – 16.32%
Apartment Investment & Management	1,800	41,958
Associated Estates Realty	795	11,043
AvalonBay Communities	522	55,494
BRE Properties	1,095	47,008
Camden Property Trust	1,285	63,723
† Campus Crest Communities	580	7,250
Colonial Properties Trust	1,405	25,192
Equity Residential	2,240	108,930
Essex Property Trust	459	51,849
UDR	1,731	38,913
		451,360
Office REITs – 10.26%
Alexandria Real Estate Equities	650	47,762
BioMed Realty Trust	1,035	18,992
Boston Properties	1,315	113,340
Kilroy Realty	815	27,849
Mack-Cali Realty	795	26,696
SL Green Realty	750	49,290
		283,929
Office/Industrial REITs – 5.06%
Digital Realty Trust	1,590	94,971
DuPont Fabros Technology	880	22,088
PS Business Parks	385	22,815
		139,874
Real Estate Operating Companies – 1.13%
Starwood Hotels & Resorts Worldwide	580	31,401
		31,401
Self-Storage REITs – 6.26%
Extra Space Storage	985	15,957
Public Storage	1,585	157,264
		173,221
Shopping Center REITs – 9.00%
Acadia Realty Trust	1,190	22,705
Federal Realty Investment Trust	788	64,600
Kimco Realty	3,865	66,595
Ramco-Gershenson Properties Trust	735	8,511
Regency Centers	1,090	45,976
Weingarten Realty Investors	1,680	40,538
		248,925
Single Tennant REIT – 1.11%
National Retail Properties	1,130	30,623
		30,623
Specialty REITs – 3.99%
Entertainment Properties Trust	1,270	58,712
Plum Creek Timber	230	8,473
Rayonier	825	43,065
		110,250
Total Common Stock (cost $2,275,105)		2,593,817

Exchange-Traded Fund – 2.78%
iShares Dow Jones U.S. Real Estate Index Fund	1,400	76,888
Total Exchange-Traded Fund (cost $71,462)		76,888

	Principal
	Amount
≠Discount Note – 3.83%
Federal Home Loan Bank 0.10% 11/1/10	$106,001	106,001
Total Discount Note (cost $106,001)		106,001

Total Value of Securities – 100.38%
(cost $2,452,568)		2,776,706
Liabilities Net of Receivables and Other
Assets – (0.38%)		(10,553)
Net Assets Applicable to 477,670 Shares
Outstanding; Equivalent to $5.79
Per Share – 100.00%		$2,766,153
2010 Annual report • Delaware Pooled Trust

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)	$5,531,147
Undistributed net investment income	29,791
Accumulated net realized loss on investments	(3,118,923)
Net unrealized appreciation of investments	324,138
Total net assets	$2,766,153

†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.

REIT — Real Estate Investment Trust

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

(continues)       79

Statements of net assets

Delaware Pooled® Trust — The Delaware Macquarie Real Estate Portfolio
October 31, 2010

	Number of
	Shares	Value
Common Stock – 97.91%
Diversified REIT – 2.19%
Vornado Realty Trust	590	$51,560
		51,560
Healthcare REITs – 8.76%
HCP	1,240	44,652
Health Care REIT	390	19,929
Healthcare Realty Trust	1,340	32,348
Medical Properties Trust	1,660	18,575
Nationwide Health Properties	790	32,256
Ventas	1,090	58,381
		206,141
Hotel REITs – 3.94%
DiamondRock Hospitality	1,010	10,686
Host Hotels & Resorts	5,160	81,992
		92,678
Industrial REITs – 1.82%
AMB Property	620	17,478
ProLogis	1,860	25,389
		42,867
Mall REITs – 13.13%
CBL & Associates Properties	860	13,485
Glimcher Realty Trust	2,620	19,676
Macerich	760	33,904
Simon Property Group	2,520	241,970
		309,035
Multifamily REITs – 17.72%
American Campus Communities	2,030	64,209
AvalonBay Communities	410	43,587
Boardwalk Real Estate Investment Trust	1,470	61,760
BRE Properties	670	28,763
Canadian Apartment Properties REIT	700	11,963
Equity Residential	2,130	103,581
Essex Property Trust	420	47,443
Mid-America Apartment Communities	590	36,008
Post Properties	650	19,786
		417,100
Office REITs – 10.88%
Alexandria Real Estate Equities	470	34,536
BioMed Realty Trust	880	16,148
Boston Properties	1,040	89,637
Douglas Emmett	730	13,096
Kilroy Realty	850	29,045
Mack-Cali Realty	940	31,565
SL Green Realty	640	42,061
		256,088
Office/Industrial REITs – 6.48%
Digital Realty Trust	1,680	100,347
DuPont Fabros Technology	1,420	35,642
Liberty Property Trust	490	16,395
		152,384
Real Estate Operating Companies – 11.20%
† American Tower Class A	690	35,611
Brookfield Properties	3,290	56,838
Brookfield Real Estate Services Fund Trust Unit	920	11,727
† CB Richard Ellis Group Class A	980	17,983
† Gaylord Entertainment	1,700	56,678
† Hyatt Hotels	730	29,419
Jones Lang LaSalle	300	23,418
† Orient-Express Hotels Class A	500	6,330
Starwood Hotels & Resorts Worldwide	470	25,446
		263,450
Self-Storage REITs – 4.36%
Public Storage	920	91,283
U-Store-It Trust	1,320	11,365
		102,648
Shopping Center REITs – 15.27%
Acadia Realty Trust	910	17,363
Developers Diversified Realty	2,650	34,185
Federal Realty Investment Trust	270	22,135
Kimco Realty	3,380	58,237
Kite Realty Group Trust	2,600	12,428
Regency Centers	1,160	48,929
RioCan Real Estate Investment Trust	6,750	152,551
Tanger Factory Outlet Centers	280	13,418
		359,246
Specialty REIT – 2.16%
Entertainment Properties Trust	1,100	50,853
		50,853

Total Common Stock
(cost $2,016,668)		2,304,050

Total Value of Securities – 97.91%
(cost $2,016,668)		2,304,050
Receivables and Other Assets
Net of Liabilities – 2.09%		49,267
Net Assets Applicable to 235,296
Shares Outstanding; Equivalent to
$10.00 Per Share – 100.00%		$2,353,317

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$2,000,017
Undistributed net investment income		8,482
Accumulated net realized gain on investments		57,439
Net unrealized appreciation of investments
and foreign currencies		287,379
Total net assets		$2,353,317

†Non income producing security.

REIT — Real Estate Investment Trust

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio
October 31, 2010

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Security – 0.10%
	Fannie Mae Grantor Trust
	Series 2003-T4 2A5
	5.407% 9/26/33	$19,257	$18,509
Total Agency Asset-Backed Security
	(cost $19,070)		18,509

Agency Collateralized Mortgage Obligations – 4.53%
	Fannie Mae REMICs
	Series 2002-90 A1 6.50% 6/25/42	2,380	2,715
	Series 2004-49 EB 5.00% 7/25/24	215,000	235,701
	Series 2005-110 MB 5.50% 9/25/35	87,602	97,518
	Series 2010-116 Z 4.00% 10/25/40	35,117	34,005
	Freddie Mac REMICs
	Series 3027 DE 5.00% 9/15/25	190,000	208,756
	Series 3123 HT 5.00% 3/15/26	95,000	103,754
	Series 3173 PE 6.00% 4/15/35	90,000	100,270
	Series 3416 GK 4.00% 7/15/22	37,466	38,972
	GNMA Series 2010-113 KE
	4.50% 9/20/40	45,000	48,735
Total Agency Collateralized
	Mortgage Obligations
	(cost $813,567)		870,426

Agency Mortgage-Backed Securities – 33.27%
	Fannie Mae Relocation 30 yr
	5.00% 2/1/36	106,230	111,912
	Fannie Mae S.F. 15 yr
	4.50% 8/1/19	7,475	7,993
	4.50% 6/1/23	109,336	115,953
	5.00% 1/1/20	7,971	8,549
	5.00% 6/1/20	1,803	1,934
	5.00% 2/1/21	5,069	5,418
	5.50% 4/1/23	225,618	244,660
	Fannie Mae S.F. 15 yr TBA
	4.00% 11/1/25	465,000	487,087
	4.50% 11/1/25	905,000	957,037
	5.00% 11/1/25	465,000	495,660
	5.50% 11/1/25	200,000	216,688
	Fannie Mae S.F. 30 yr
	5.00% 5/1/34	11,195	11,969
	5.00% 1/1/35	14,692	15,707
	5.00% 5/1/35	29,188	31,187
	5.00% 6/1/35	52,780	56,395
	5.00% 4/1/36	39,911	42,544
	5.00% 12/1/36	204,541	218,549
	5.00% 12/1/37	31,163	33,151
	5.00% 2/1/38	22,996	24,458
	6.00% 10/1/35	15,831	17,375
	Fannie Mae S.F. 30 yr TBA
	4.50% 11/1/40	455,000	477,607
	5.00% 11/1/40	200,000	212,562
	6.00% 12/1/40	1,230,000	1,331,858
•	Freddie Mac ARM 5.056% 8/1/38	173,087	184,833
	Freddie Mac S.F. 15 yr
	5.00% 12/1/22	158,822	169,600
	Freddie Mac S.F. 15 yr TBA
	5.00% 11/1/25	180,000	191,503
	5.50% 11/1/25	180,000	194,653
	Freddie Mac S.F. 30 yr
	5.00% 3/1/34	33,651	36,424
	5.00% 2/1/36	13,821	14,753
	Freddie Mac S.F. 30 yr TBA
	6.00% 11/1/40	365,000	395,398
	6.50% 11/1/40	70,000	77,088

Total Agency Mortgage-Backed
	Securities (cost $6,275,931)		6,390,505

Commercial Mortgage-Backed Securities – 6.70%
•	Bank of America
	Commercial Mortgage
	Series 2004-3 A5 5.413% 6/10/39	15,000	16,319
	Series 2005-6 A4 5.19% 9/10/47	115,000	127,003
	Bear Stearns Commercial
	Mortgage Securities
	•Series 2005-PW10 A4
	5.405% 12/11/40	50,000	54,035
	•Series 2005-T20 A4A
	5.149% 10/12/42	35,000	38,497
	•Series 2006-PW12 A4
	5.723% 9/11/38	65,000	72,715
	Series 2006-PW14 A4
	5.201% 12/11/38	95,000	103,042
	Series 2007-PW15 A4
	5.331% 2/11/44	60,000	62,465
•w	Commercial Mortgage Pass Through
	Certificates Series 2005-C6 A5A
	5.116% 6/10/44	75,000	81,809
•	Credit Suisse Mortgage Capital
	Certificates Series 2006-C1 AAB
	5.547% 2/15/39	30,000	32,447
	First Union National Bank-
	Bank of America Commercial
	Mortgage Trust Series 2001-C1 C
	6.403% 3/15/33	30,000	30,131
	Goldman Sachs Mortgage Securities II
	Series 2004-GG2 A3
	4.602% 8/10/38	11,325	11,418
	•Series 2004-GG2 A6
	5.396% 8/10/38	45,000	49,035
	Series 2005-GG4 A4
	4.761% 7/10/39	160,000	167,118
	Series 2005-GG4 A4A
	4.751% 7/10/39	85,000	90,675
	•Series 2006-GG6 A4
	5.553% 4/10/38	45,000	48,821

2010 Annual report • Delaware Pooled Trust

(continues)       81

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Commercial Mortgage-Backed Securities (continued)
	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37	$75,000	$78,946
	•Series 2005-LDP3 A4A
	4.936% 8/15/42	25,000	27,004
	•Series 2005-LDP4 A4
	4.918% 10/15/42	35,000	38,006
	•Series 2005-LDP5 A4
	5.198% 12/15/44	20,000	22,046
	Lehman Brothers-UBS Commercial
	Mortgage Trust Series 2002-C1 A4
	6.462% 3/15/31	44,336	46,708
•	Morgan Stanley Capital I
	Series 2007-T27 A4
	5.649% 6/11/42	80,000	88,706
Total Commercial Mortgage-Backed
	Securities (cost $1,123,401)		1,286,946

Corporate Bonds – 31.50%
Banking – 7.09%
#	Bank Nederlandse Gemeenten 144A
	1.75% 10/6/15	30,000	30,103
*	Bank of America 3.70% 9/1/15	35,000	35,317
	BB&T 5.25% 11/1/19	90,000	96,839
	City National 5.25% 9/15/20	30,000	30,917
	Goldman Sachs Group
	3.70% 8/1/15	15,000	15,549
	5.375% 3/15/20	58,000	61,482
	JPMorgan Chase 4.40% 7/22/20	100,000	101,959
	JPMorgan Chase Capital XXV
	6.80% 10/1/37	96,000	95,733
	Oesterreichische Kontrollbank
	1.75% 3/11/13	50,000	51,191
	1.75% 10/5/15	25,000	25,133
	4.875% 2/16/16	90,000	103,662
	PNC Funding 5.625% 2/1/17	138,000	151,448
	Rabobank Nederland
	2.125% 10/13/15	10,000	10,092
	•#144A 11.00% 12/29/49	85,000	113,820
	Rentenbank
	3.125% 7/15/15	55,000	59,074
	*3.25% 3/15/13	45,000	47,745
	4.125% 7/15/13	105,000	114,341
	SVB Financial Group 5.375% 9/15/20	45,000	45,756
•	USB Capital IX 6.189% 10/29/49	53,000	42,135
	Wachovia
	5.25% 8/1/14	20,000	21,737
	5.625% 10/15/16	70,000	78,123
•	Wells Fargo Capital XIII
	7.70% 12/29/49	28,000	29,190
			1,361,346
Basic Industry – 2.07%
	Alcoa 6.15% 8/15/20	15,000	15,862
	ArcelorMittal 9.85% 6/1/19	40,000	51,677
	Cliffs Natural Resources
	4.80% 10/1/20	50,000	51,045
	6.25% 10/1/40	10,000	9,768
	Cytec Industries 8.95% 7/1/17	30,000	37,685
	Dow Chemical 8.55% 5/15/19	35,000	45,024
	duPont (E.I.) deNemours
	3.625% 1/15/21	25,000	25,492
#	Georgia-Pacific 144A 5.40% 11/1/20	10,000	10,150
	International Paper 9.375% 5/15/19	80,000	105,807
	Reliance Steel & Aluminum
	6.85% 11/15/36	31,000	29,996
	Teck Resources 9.75% 5/15/14	13,000	16,200
			398,706
Brokerage – 0.58%
	Jefferies Group
	6.25% 1/15/36	10,000	9,199
	6.45% 6/8/27	64,000	62,251
	Lazard Group 6.85% 6/15/17	37,000	39,768
			111,218
Capital Goods – 0.50%
	Allied Waste North America
	6.875% 6/1/17	45,000	49,623
	7.125% 5/15/16	20,000	21,349
	Arrow Electronics 5.125% 3/1/21	15,000	14,951
	L-3 Communications 4.75% 7/15/20	10,000	10,459
			96,382
Communications – 3.92%
	American Tower 5.05% 9/1/20	45,000	47,072
#	AT&T 144A 5.35% 9/1/40	20,000	19,699
	Comcast 5.90% 3/15/16	65,000	75,936
#	Cox Communications 144A
	6.45% 12/1/36	20,000	21,807
	6.95% 6/1/38	20,000	22,797
#	Crown Castle Towers 144A
	4.883% 8/15/20	60,000	61,245
	DIRECTV Holdings/Financing
	4.60% 2/15/21	40,000	41,529
	7.625% 5/15/16	85,000	95,309
#	NBC Universal 144A
	2.875% 4/1/16	30,000	30,404
	4.375% 4/1/21	40,000	40,941
	Qwest 8.375% 5/1/16	85,000	102,850
	Telecom Italia Capital
	5.25% 10/1/15	43,000	47,331
	6.175% 6/18/14	35,000	39,137
	Verizon Communications
	6.40% 2/15/38	40,000	45,535
#	Vivendi 144A
	5.75% 4/4/13	45,000	49,046
	6.625% 4/4/18	10,000	11,608
			752,246

2010 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical – 0.47%
w#	CVS Pass Through Trust 144A
	8.353% 7/10/31	$63,627	$79,251
	Wyndham Worldwide 5.75% 2/1/18	10,000	10,407
			89,658
Consumer Non-Cyclical – 4.38%
	Abbott Laboratories 4.125% 5/27/20	40,000	43,148
	Amgen 3.45% 10/1/20	40,000	40,216
#	Anheuser-Busch InBev Worldwide
	144A 5.375% 11/15/14	60,000	67,846
	Baxter International 4.50% 8/15/19	45,000	49,682
#	Brambles USA 144A
	3.95% 4/1/15	20,000	20,842
	5.35% 4/1/20	35,000	37,302
	CareFusion 6.375% 8/1/19	35,000	41,549
	Celgene 3.95% 10/15/20	40,000	39,982
	Covidien International Finance
	4.20% 6/15/20	25,000	26,525
	Genzyme
	3.625% 6/15/15	35,000	37,296
	5.00% 6/15/20	35,000	38,697
	Hospira 6.40% 5/15/15	85,000	99,144
	Kraft Foods 5.375% 2/10/20	5,000	5,612
	Life Technologies
	4.40% 3/1/15	5,000	5,356
	6.00% 3/1/20	60,000	67,545
	Medco Health Solutions
	4.125% 9/15/20	45,000	45,471
	7.125% 3/15/18	5,000	6,153
	Pfizer 6.20% 3/15/19	30,000	36,844
#	Woolworths 144A 4.00% 9/22/20	25,000	25,618
	Yale University 2.90% 10/15/14	60,000	64,074
	Zimmer Holdings 4.625% 11/30/19	40,000	43,230
			842,132
Electric – 3.00%
	Ameren Illinois 9.75% 11/15/18	110,000	147,783
#	American Transmission Systems
	144A 5.25% 1/15/22	35,000	38,455
	Commonwealth Edison
	4.00% 8/1/20	50,000	52,219
	5.80% 3/15/18	5,000	5,833
	Duke Energy 5.05% 9/15/19	25,000	27,852
	Duke Energy Carolinas
	5.30% 2/15/40	10,000	10,518
	Exelon Generation
	4.00% 10/1/20	45,000	44,893
	5.75% 10/1/41	20,000	19,709
	Indiana Michigan Power
	7.00% 3/15/19	15,000	18,365
	Jersey Central Power & Light
	5.625% 5/1/16	5,000	5,707
	National Rural Utilities
	Cooperative Finance
	1.90% 11/1/15	25,000	25,075
	Oncor Electric Delivery
	7.00% 9/1/22	20,000	25,030
	#144A 5.00% 9/30/17	25,000	27,842
	#144A 5.25% 9/30/40	5,000	4,880
	Pennsylvania Electric 5.20% 4/1/20	35,000	38,154
	Public Service of Oklahoma
	5.15% 12/1/19	45,000	49,485
	UIL Holdings 4.625% 10/1/20	20,000	20,015
	Virginia Electric & Power
	3.45% 9/1/22	15,000	14,929
			576,744
Energy – 2.58%
	Anadarko Petroleum
	6.375% 9/15/17	35,000	38,937
	Nexen 7.50% 7/30/39	35,000	42,917
	Noble Energy 8.25% 3/1/19	35,000	45,575
	Noble Holding International
	3.45% 8/1/15	25,000	26,519
	Petrobras International Finance
	5.875% 3/1/18	20,000	22,468
	Pride International 6.875% 8/15/20	55,000	62,563
	Total Capital 2.30% 3/15/16	75,000	75,921
	Transocean 6.50% 11/15/20	50,000	55,822
	Weatherford International Bermuda
	5.125% 9/15/20	20,000	20,978
	6.75% 9/15/40	35,000	37,327
#	Woodside Finance 144A
	4.50% 11/10/14	50,000	53,946
	8.125% 3/1/14	10,000	11,811
			494,784
Finance Companies – 0.95%
	General Electric Capital
	4.375% 9/16/20	80,000	80,858
	6.00% 8/7/19	90,000	101,850
			182,708
Insurance – 0.81%
	MetLife 6.40% 12/15/36	115,000	113,275
	Prudential Financial 3.875% 1/14/15	40,000	42,263
			155,538
Natural Gas – 2.63%
•	Enbridge Energy Partners
	8.05% 10/1/37	30,000	30,779
	Energy Transfer Partners
	9.70% 3/15/19	50,000	66,122
	Enterprise Products Operating
	9.75% 1/31/14	75,000	92,608
	Kinder Morgan Energy Partners
	6.55% 9/15/40	5,000	5,376
	9.00% 2/1/19	40,000	52,337
#	Midcontinent Express Pipeline 144A
	5.45% 9/15/14	40,000	43,693
	6.70% 9/15/19	15,000	16,711
	Plains All American Pipeline
	8.75% 5/1/19	35,000	44,763

2010 Annual report • Delaware Pooled Trust

(continues)       83

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Natural Gas (continued)
#	SEMCO Energy 144A 5.15% 4/21/20	$55,000	$59,767
	Sempra Energy 6.15% 6/15/18	20,000	23,694
	TransCanada Pipelines
	3.80% 10/1/20	20,000	20,653
	•6.35% 5/15/67	50,000	47,938
			504,441
Real Estate – 1.11%
	Developers Diversified Realty
	7.50% 4/1/17	10,000	10,720
	7.875% 9/1/20	40,000	43,492
#	Digital Realty Trust 144A
	5.875% 2/1/20	20,000	21,301
	Liberty Property 4.75% 10/1/20	15,000	15,490
	ProLogis 7.375% 10/30/19	10,000	11,177
	Regency Centers 5.875% 6/15/17	32,000	35,183
•#	USB Realty 144A 6.091% 12/29/49	100,000	76,499
			213,862
Technology – 0.61%
	National Semiconductor
	6.60% 6/15/17	35,000	40,762
#	Seagate Technology 144A
	10.00% 5/1/14	25,000	30,625
	Symantec 4.20% 9/15/20	45,000	45,415
			116,802
Transportation – 0.80%
	Burlington Northern Santa Fe
	3.60% 9/1/20	10,000	10,070
	4.70% 10/1/19	25,000	27,369
	Canadian Pacific 4.45% 3/15/23	35,000	35,873
#	ERAC USA Finance 144A
	5.25% 10/1/20	75,000	80,309
			153,621
Total Corporate Bonds
	(cost $5,641,619)		6,050,188

Non-Agency Asset-Backed Securities – 6.64%
•#	AH Mortgage Advance Trust Series
	2009-ADV3 A1 144A
	2.207% 10/6/21	35,000	34,976
	Ally Auto Receivables Trust
	Series 2010-2 A3
	1.38% 7/15/14	15,000	15,138
•	Bank of America Credit Card Trust
	Series 2008-A5 A5
	1.456% 12/16/13	130,000	130,942
	Capital One Multi-Asset Execution
	Trust Series 2008-A3 A3
	5.05% 2/15/16	100,000	109,750
•	Chase Issuance Trust Series 2009-A2
	A2 1.806% 4/15/14	100,000	101,880
•	Citibank Credit Card Issuance Trust
	Series 2004-C1 C1 0.906% 7/15/13	20,000	19,847
	Series 2009-A2 A2 1.806% 5/15/14	100,000	102,007
	CNH Equipment Trust
	Series 2008-A A4A 4.93% 8/15/14	39,325	40,326
	Series 2008-B A3A 4.78% 7/16/12	6,078	6,104
	Series 2009-C A3 1.85% 12/16/13	15,000	15,164
	Series 2010-A A4 2.49% 1/15/16	45,000	46,692
	Discover Card Master Trust
	Series 2008-A4 A4
	5.65% 12/15/15	110,000	123,160
	•Series 2010-A1 A1
	0.906% 9/15/15	100,000	100,551
	•Series 2010-A2 A2
	0.836% 3/15/18	175,000	175,172
•#	Golden Credit Card Trust
	Series 2008-3 A
	144A 1.256% 7/15/17	100,000	100,500
	John Deere Owner Trust
	Series 2009-A A4 3.96% 5/16/16	45,000	47,306
	Series 2010-A A4 2.13% 10/17/16	30,000	30,962
•	Merrill Auto Trust Securitization
	Series 2007-1 A4
	0.316% 12/15/13	12,689	12,649
	Mid-State Trust Series 11 A1
	4.864% 7/15/38	12,056	12,146
#	Navistar Financial Owner Trust
	Series 2010-B A3 144A
	1.08% 3/18/14	50,000	50,026
Total Non-Agency Asset-Backed
	Securities (cost $1,251,039)		1,275,298

Non-Agency Collateralized Mortgage Obligations – 0.48%
w#	Countrywide Home Loan Mortgage
	Pass Through Trust Series 2005-R2
	2A4 144A 8.50% 6/25/35	70,655	64,427
	Lehman Mortgage Trust
	Series 2005-2 2A3
	5.50% 12/25/35	17,056	16,263
•#	MASTR Specialized Loan Trust Series
	2005-2 A2 144A
	5.006% 7/25/35	12,247	12,120
Total Non-Agency Collateralized
	Mortgage Obligations
	(cost $102,539)		92,810

Regional Bonds – 2.40%Δ
Canada – 2.40%
	British Columbia Province
	2.85% 6/15/15	25,000	26,618
	Nova Scotia Province
	2.375% 7/21/15	80,000	82,595
	Ontario Province
	1.875% 9/15/15	40,000	40,443
	4.40% 4/14/20	95,000	104,727

2010 Annual report • Delaware Pooled Trust

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Regional Bonds (continued)
Canada (continued)
Quebec Province
3.50% 7/29/20	$50,000	$51,123
4.60% 5/26/15	50,000	56,701
5.00% 3/1/16	85,000	98,425
Total Regional Bonds
(cost $442,173)		460,632

Sovereign Bonds – 2.92%Δ
Norway – 2.11%
Eksportfinans
1.875% 4/2/13	95,000	97,464
3.00% 11/17/14	95,000	101,110
5.50% 5/25/16	90,000	106,307
# Kommunalbanken 144A
1.75% 10/5/15	100,000	100,721
		405,602
Sweden – 0.81%
Svensk Exportkredit 1.75% 10/20/15	155,000	155,389
		155,389
Total Sovereign Bonds
(cost $543,808)		560,991

Supranational Banks – 0.85%
African Development Bank
3.00% 5/27/14	50,000	53,626
European Investment Bank
2.875% 1/15/15	20,000	21,387
Inter-American Development Bank
4.25% 9/14/15	30,000	34,143
International Finance 3.00% 4/22/14	50,000	53,824
Total Supranational Banks
(cost $159,340)		162,980

U.S. Treasury Obligations – 9.21%
U.S. Treasury Bond 4.375% 5/15/40	375,000	399,494
U.S. Treasury Notes
*0.50% 10/15/13	820,000	820,063
1.25% 10/31/15	180,000	180,647
*2.625% 8/15/20	352,000	352,385
2.75% 5/31/17	15,000	15,904
Total U.S. Treasury Obligations
(cost $1,799,586)		1,768,493

	Number of
	Shares
Preferred Stock – 0.15%
• PNC Financial Services Group 8.25%	28,000	29,646
Total Preferred Stock
(cost $25,032)		29,646

	Principal
	Amount (U.S. $)
≠Discount Note – 25.28%
Federal Home Loan Bank
0.10% 11/1/10	$4,856,044	4,856,044
Total Discount Note
(cost $4,856,044)		4,856,044

Total Value of Securities Before Securities
Lending Collateral – 124.03%
(cost $23,053,149)		23,823,468

	Number of
	Shares
Securities Lending Collateral** – 5.91%
Investment Companies
Delaware Investments Collateral
Fund No. 1	1,088,889	1,088,889
BNY Mellon SL DBT II
Liquidating Fund	45,779	44,456
@† Mellon GSL Reinvestment Trust II	43,827	2,266
Total Securities Lending Collateral
(cost $1,178,495)		1,135,611

Total Value of Securities – 129.94%
(cost $24,231,644)		24,959,079 ©
Obligation to Return Securities
Lending Collateral** – (6.13%)		(1,178,495)
Liabilities Net of Receivables and
Other Assets – (23.81%)z		(4,572,707)
Net Assets Applicable to 2,034,674
Shares Outstanding; Equivalent
to $9.44 Per Share – 100.00%		$19,207,877

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$18,542,141
Undistributed net investment income		486,815
Accumulated net realized loss on investments		(548,948)
Net unrealized appreciation of investments		727,869
Total net assets		$19,207,877

2010 Annual report • Delaware Pooled Trust

(continues)       85

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

Δ	Securities have been classified by country of origin.
†	Non income producing security.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
•	Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
≠	The rate shown is the effective yield at the time of purchase.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $1,471,088, which represented 7.66% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $2,266, which represented 0.01% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $1,155,402 of securities loaned.
z	Of this amount, $5,399,309 represents payable for securities purchased and $714,443 represents receivables for securities sold as of October 31, 2010.

Summary of Abbreviations:
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
GNMA — Government National Mortgage Association
JPMS — JPMorgan Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — Year

1The following swap contract was outstanding at October 31, 2010:

Swap Contract
CDS Contract
			Annual
	Swap &	Notional	Protection	Termination	Unrealized
Counterparty	Referenced Obligation	Value	Payments	Date	Appreciation
	Protection Sold /
	Moody’s Rating:
JPMS	MetLife 5 yr CDS / A	$20,000	1.00%	12/20/14	$411

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The High-Yield Bond Portfolio
October 31, 2010

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Convertible Bonds – 0.95%
*	Leap Wireless International 4.50%
	exercise price $93.21,
	expiration date 7/15/14	$68,000	$61,625
	Level 3 Communications 6.50%
	exercise price $1.24,
	expiration date 10/1/16	59,000	63,204
	Live Nation Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/14/27	67,000	58,123
†	Mirant (Escrow) 2.50%
	exercise price $67.95,
	expiration date 6/15/21	20,000	0
	Standard Pacific 6.00%
	exercise price $8.37,
	expiration date 10/1/12	100,000	97,749
Total Convertible Bonds
	(cost $266,777)		280,701

Corporate Bonds – 93.13%
Basic Industry – 9.08%
*	AK Steel 7.625% 5/15/20	125,000	130,781
#	Algoma Acquisition 144A
	9.875% 6/15/15	181,000	167,424
#	Appleton Papers 144A
	10.50% 6/15/15	109,000	105,730
	Century Aluminum 8.00% 5/15/14	103,950	106,029
#	FMG Resources August 2006 144A
	7.00% 11/1/15	155,000	159,650
	10.625% 9/1/16	197,000	291,559
	Hexion US Finance
	*9.75% 11/15/14	143,000	151,223
	#144A 9.00% 11/15/20	120,000	125,100
#	Huntsman International 144A
	8.625% 3/15/21	60,000	66,075
	Lyondell Chemical 11.00% 5/1/18	105,000	118,125
#	MacDermid 144A 9.50% 4/15/17	215,000	230,587
	Millar Western Forest Products
	7.75% 11/15/13	147,000	135,240
	Momentive Performance Materials
	*11.50% 12/1/16	137,000	148,988
	#144A 9.00% 1/15/21	95,000	98,800
•	Noranda Aluminum Acquisition PIK
	5.373% 5/15/15	109,889	96,153
	Novelis 7.25% 2/15/15	66,000	68,393
@=	Port Townsend 7.32% 8/27/12	11,725	8,501
	Ryerson
	•7.841% 11/1/14	69,000	64,860
	12.00% 11/1/15	119,000	124,355
*#	Steel Dynamics 144A
	7.625% 3/15/20	141,000	151,928
*	Verso Paper Holdings
	11.375% 8/1/16	127,000	122,873
			2,672,374
Brokerage – 1.34%
*#	Cemex Finance 144A
	9.50% 12/14/16	100,000	101,500
	E Trade Financial PIK
	12.50% 11/30/17	253,000	294,113
			395,613
Capital Goods – 5.89%
#	Associated Materials 144A
	9.125% 11/1/17	113,000	118,933
	Casella Waste Systems
	9.75% 2/1/13	109,000	110,226
	11.00% 7/15/14	94,000	104,458
#	Cemex Espana Luxembourg 144A
	9.25% 5/12/20	74,000	71,595
#	DAE Aviation Holdings 144A
	11.25% 8/1/15	126,000	131,828
#	Graham Packaging/GPC Capital I
	144A 8.25% 10/1/18	137,000	142,480
	Intertape Polymer 8.50% 8/1/14	74,000	62,530
*	Manitowoc 9.50% 2/15/18	127,000	137,319
#	Plastipak Holdings 144A
	10.625% 8/15/19	57,000	63,555
	Ply Gem Industries 13.125% 7/15/14	151,000	162,135
	Pregis 12.375% 10/15/13	183,000	188,032
*	RBS Global/Rexnord 11.75% 8/1/16	148,000	159,840
	Susser Holdings/Finance
	8.50% 5/15/16	128,000	137,120
#	Trimas 144A 9.75% 12/15/17	106,000	116,203
#	USG 144A 9.75% 8/1/14	25,000	26,250
			1,732,504
Consumer Cyclical – 9.99%
#	Allison Transmission 144A
	11.00% 11/1/15	146,000	159,140
	American Axle & Manufacturing
	7.875% 3/1/17	148,000	150,405
	ArvinMeritor
	8.125% 9/15/15	134,000	140,365
	10.625% 3/15/18	74,000	84,360
	Beazer Homes USA
	8.125% 6/15/16	97,000	94,454
	9.125% 6/15/18	50,000	48,875
	Burlington Coat Factory Investment
	Holdings 14.50% 10/15/14	250,000	268,124
*#	CKE Restaurants 144A
	11.375% 7/15/18	136,000	147,390
*	Ford Motor 7.45% 7/16/31	208,000	237,120
	Ford Motor Credit 12.00% 5/15/15	135,000	173,198
#	Games Merger 144A 11.00% 6/1/18	126,000	140,490
*	Goodyear Tire & Rubber
	8.25% 8/15/20	65,000	69,550
	Interface
	9.50% 2/1/14	11,000	11,385
	11.375% 11/1/13	39,000	45,435

2010 Annual report • Delaware Pooled Trust

(continues)       87

Statements of net assets

Delaware Pooled® Trust — The High-Yield Bond Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	K Hovnanian Enterprises
	6.25% 1/15/15	$118,000	$88,500
	7.50% 5/15/16	57,000	39,045
	Landry’s Restaurants
	11.625% 12/1/15	172,000	185,330
	M/I Homes
	6.875% 4/1/12	57,000	59,850
	#144A 8.625% 11/15/18	230,000	230,863
	Norcraft Finance 10.50% 12/15/15	85,000	91,163
	Norcraft Holdings/Capital
	9.75% 9/1/12	124,000	123,225
*	OSI Restaurant Partners
	10.00% 6/15/15	126,000	131,513
	Quiksilver 6.875% 4/15/15	153,000	149,940
	Standard Pacific 10.75% 9/15/16	62,000	70,060
			2,939,780
Consumer Non-Cyclical – 9.69%
*#	Accellent 144A 10.00% 11/1/17	85,000	84,575
	Alere 9.00% 5/15/16	81,000	86,873
	Alion Science & Technology PIK
	12.00% 11/1/14	97,174	99,239
	Alliance One International
	10.00% 7/15/16	106,000	117,130
	Bausch & Lomb 9.875% 11/1/15	91,000	99,418
	BioScrip 10.25% 10/1/15	127,000	134,938
	Cott Beverages 8.375% 11/15/17	73,000	79,570
*	Dean Foods 7.00% 6/1/16	124,000	124,620
	Diversey Holdings 10.50% 5/15/20	247,000	288,372
#	DJO Finance 144A 9.75% 10/15/17	145,000	151,524
#	Lantheus Medical Imaging 144A
	9.75% 5/15/17	95,000	99,750
	LVB Acquisition 11.625% 10/15/17	126,000	142,537
#	NBTY 144A 9.00% 10/1/18	191,000	203,892
#	Novasep Holding 144A
	9.75% 12/15/16	120,000	100,800
	Pinnacle Foods Finance
	10.625% 4/1/17	126,000	137,655
#	Quintiles Transnational PIK 144A
	9.50% 12/30/14	58,000	59,305
#	Reynolds Group Issuer 144A
	9.00% 4/15/19	130,000	135,688
	Smithfield Foods 7.75% 7/1/17	108,000	111,105
#	Tops Markets 144A
	10.125% 10/15/15	114,000	123,833
	United Rentals North America
	8.375% 9/15/20	30,000	30,600
#	Viking Acquisition 144A
	9.25% 11/1/18	155,000	154,999
#	Viskase 144A 9.875% 1/15/18	152,000	161,119
*	Yankee Acquisition 9.75% 2/15/17	120,000	125,700
			2,853,242
Energy – 11.00%
#	American Petroleum Tankers 144A
	10.25% 5/1/15	135,000	141,075
	Antero Resources Finance
	9.375% 12/1/17	91,000	97,143
	Aquilex Holdings 11.125% 12/15/16	127,000	121,603
	Chaparral Energy 8.50% 12/1/15	71,000	71,178
	Chesapeake Energy
	7.25% 12/15/18	2,000	2,195
	9.50% 2/15/15	101,000	117,665
	Complete Production Service
	8.00% 12/15/16	71,000	75,083
	Copano Energy/Finance
	7.75% 6/1/18	90,000	92,475
*	Crosstex Energy/Finance
	8.875% 2/15/18	102,000	110,670
#	Drummond 144A 9.00% 10/15/14	115,000	123,625
	Global Geophysical Services
	10.50% 5/1/17	63,000	63,945
	Headwaters 11.375% 11/1/14	115,000	122,475
#	Helix Energy Solutions Group 144A
	9.50% 1/15/16	181,000	188,239
#	Hercules Offshore 144A
	10.50% 10/15/17	143,000	111,540
#	Hilcorp Energy I/Finance 144A
	8.00% 2/15/20	151,000	160,059
	Holly 9.875% 6/15/17	96,000	105,600
	International Coal Group
	9.125% 4/1/18	127,000	139,065
	Key Energy Services 8.375% 12/1/14	114,000	122,693
#	Linn Energy/Finance 144A
	8.625% 4/15/20	130,000	141,050
#	Murray Energy 144A
	10.25% 10/15/15	126,000	134,820
#	NFR Energy/Finance 144A
	9.75% 2/15/17	145,000	145,544
	OPTI Canada
	7.875% 12/15/14	129,000	97,395
	8.25% 12/15/14	159,000	121,238
	PetroHawk Energy 7.875% 6/1/15	138,000	146,970
	Petroleum Development
	12.00% 2/15/18	135,000	151,874
	Pioneer Drilling 9.875% 3/15/18	66,000	69,630
	Quicksilver Resources
	7.125% 4/1/16	124,000	119,350
	#SandRidge Energy 144A
	*8.75% 1/15/20	38,000	39,710
	9.875% 5/15/16	97,000	103,790
			3,237,699
Finance & Investments – 7.55%
	Ally Financial 8.00% 12/31/18	138,000	144,210
•	American International Group
	8.175% 5/15/58	240,000	257,400
	Express Finance 8.75% 3/1/18	92,000	98,440

2010 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Finance & Investments (continued)
•	Fifth Third Capital Trust IV
	6.50% 4/15/37	$165,000	$158,400
•	Genworth Financial 6.15% 11/15/66	287,000	230,318
•#	HBOS Capital Funding 144A
	6.071% 6/29/49	176,000	160,160
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65	250,000	201,250
•#	Liberty Mutual Group 144A
	7.00% 3/15/37	176,000	165,040
	Nuveen Investments
	10.50% 11/15/15	444,000	466,200
	#Pinafore 144A 9.00% 10/1/18	160,000	172,000
•∏	XL Group 6.50% 12/31/49	176,000	159,280
	Zions Bancorporation
	5.65% 5/15/14	11,000	11,004
			2,223,702
Media – 7.13%
	Affinion Group 11.50% 10/15/15	52,000	55,380
	Cablevision Systems
	*8.00% 4/15/20	13,000	14,446
	8.625% 9/15/17	47,000	53,286
#	CCO Holdings/Capital 144A
	7.875% 4/30/18	32,000	34,160
	8.125% 4/30/20	39,000	42,315
#	Charter Communications
	Operating 144A
	10.875% 9/15/14	62,000	70,990
#	Columbus International 144A
	11.50% 11/20/14	110,000	123,888
	DISH DBS 7.875% 9/1/19	111,000	122,239
#	InVentiv Health 144A
	10.00% 8/15/18	153,000	154,530
	MDC Partners 11.00% 11/1/16	58,000	64,601
#	Nexstar Broadcasting 144A
	8.875% 4/15/17	133,000	141,645
	Nielsen Finance
	11.50% 5/1/16	21,000	24,255
	11.625% 2/1/14	30,000	34,650
	#144A 7.75% 10/15/18	137,000	142,651
#	Sinclair Television Group 144A
	9.25% 11/1/17	68,000	75,140
#	Sitel Finance 144A 11.50% 4/1/18	127,000	103,188
*#	Univision Communications 144A
	7.875% 11/1/20	145,000	152,975
#	UPC Holding 144A 9.875% 4/15/18	100,000	109,750
#	Visant 144A 10.00% 10/1/17	89,000	95,008
#	XM Satellite Radio 144A
	*7.625% 11/1/18	130,000	134,225
	13.00% 8/1/13	292,000	349,669
			2,098,991
Real Estate – 0.49%
	Felcor Lodging 10.00% 10/1/14	127,000	143,510
			143,510
Services Cyclical – 9.00%
	AMH Holdings 11.25% 3/1/14	133,000	138,786
#	Delta Air Lines 144A
	12.25% 3/15/15	116,000	132,675
	DryShips 5.00% 12/1/14	75,000	67,313
#	Equinox Holdings 144A
	9.50% 2/1/16	132,000	139,260
*	General Maritime 12.00% 11/15/17	127,000	131,128
	Harrah’s Operating 10.00% 12/15/18	273,000	238,192
#	Icon Health & Fitness 144A
	11.875% 10/15/16	78,000	77,415
	Kansas City Southern de Mexico
	8.00% 2/1/18	84,000	92,085
	Kansas City Southern Railway
	13.00% 12/15/13	20,000	24,300
*#	Marina District Finance 144A
	9.875% 8/15/18	75,000	74,438
#	MCE Finance 144A 10.25% 5/15/18	130,000	147,388
	MGM Resorts International
	11.125% 11/15/17	34,000	39,270
	*11.375% 3/1/18	353,000	368,002
	*13.00% 11/15/13	26,000	31,038
	Mohegan Tribal Gaming Authority
	*6.875% 2/15/15	34,000	23,545
	7.125% 8/15/14	93,000	64,170
	NCL 11.75% 11/15/16	141,000	163,736
	Peninsula Gaming 10.75% 8/15/17	135,000	144,450
	Pinnacle Entertainment
	8.75% 5/15/20	147,000	147,551
#	Shingle Springs Tribal Gaming
	Authority 144A
	9.375% 6/15/15	163,000	111,655
*#	Swift Transportation 144A
	12.50% 5/15/17	72,000	74,880
#	United Air Lines 144A
	12.00% 11/1/13	194,000	219,219
			2,650,496
Services Non-Cyclical – 4.76%
#	Ashtead Capital 144A
	9.00% 8/15/16	100,000	105,750
	Cardtronics 8.25% 9/1/18	66,000	70,290
	Community Health Systems
	8.875% 7/15/15	110,000	117,975
	HCA 9.25% 11/15/16	127,000	137,795
#	Multiplan 144A 9.875% 9/1/18	143,000	153,367
#	PHH 144A 9.25% 3/1/16	136,000	140,250
#	Radiation Therapy Services 144A
	9.875% 4/15/17	145,000	144,275
#	Radnet Management 144A
	10.375% 4/1/18	127,000	118,428
*	RSC Equipment Rental/Holdings III
	10.25% 11/15/19	51,000	55,718
	Select Medical 7.625% 2/1/15	95,000	96,781

2010 Annual report • Delaware Pooled Trust

(continues)       89

Statements of net assets

Delaware Pooled® Trust — The High-Yield Bond Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Services Non-Cyclical (continued)
#	ServiceMaster PIK 144A
	10.75% 7/15/15	$115,000	$123,913
•	US Oncology PIK 6.737% 3/15/12	139,000	136,220
			1,400,762
Technology & Electronics – 2.90%
#	Aspect Software 144A
	10.625% 5/15/17	139,000	147,861
	First Data 9.875% 9/24/15	137,000	116,450
#	International Wire Group 144A
	9.75% 4/15/15	100,000	104,500
#	MagnaChip Semiconductor/Finance
	144A 10.50% 4/15/18	101,000	108,828
*	NXP BV Funding 9.50% 10/15/15	200,000	211,750
	Sanmina-SCI 8.125% 3/1/16	54,000	55,755
*	SunGard Data Systems
	10.25% 8/15/15	104,000	109,850
			854,994
Telecommunications – 11.78%
@=‡	Allegiance Telecom 11.75% 2/15/11	10,000	0
#	Clearwire Communications/Finance
	144A 12.00% 12/1/15	440,000	489,889
	*Cricket Communications
	10.00% 7/15/15	68,000	74,800
*#	Digicel Group 144A 10.50% 4/15/18	200,000	221,250
	Global Crossing 12.00% 9/15/15	176,000	201,960
	GXS Worldwide 9.75% 6/15/15	121,000	125,538
	Intelsat 6.50% 11/1/13	18,000	18,225
	Intelsat Bermuda
	11.25% 2/4/17	319,000	343,323
	PIK 11.50% 2/4/17	168,176	182,681
	Level 3 Financing 10.00% 2/1/18	154,000	148,225
	*MetroPCS Wireless 7.875% 9/1/18	66,000	71,115
	NII Capital 10.00% 8/15/16	105,000	119,569
	PAETEC Holding 9.50% 7/15/15	120,000	127,500
	Sprint Capital 8.75% 3/15/32	276,000	304,290
#	Telcordia Technologies 144A
	11.00% 5/1/18	220,000	217,800
	Telesat Canada
	11.00% 11/1/15	78,000	87,945
	12.50% 11/1/17	92,000	109,020
	Terremark Worldwide
	12.00% 6/15/17	105,000	121,013
	Viasat 8.875% 9/15/16	58,000	63,365
	Virgin Media Finance
	8.375% 10/15/19	100,000	112,000
*	West 11.00% 10/15/16	134,000	145,390
#	Wind Acquisition Finance 144A
	11.75% 7/15/17	90,000	103,050
	12.00% 12/1/15	75,000	79,875
			3,467,823
Utilities – 2.53%
	AES
	*7.75% 3/1/14	22,000	24,145
	*8.00% 6/1/20	101,000	113,878
	9.75% 4/15/16	14,000	16,345
	Dynegy Holdings 7.75% 6/1/19	117,000	80,438
	Elwood Energy 8.159% 7/5/26	64,567	61,015
	Energy Future Intermediate
	Holding/EFIH Finance
	10.00% 12/1/20	152,000	159,965
#	GenOn Escrow 144A
	9.50% 10/15/18	95,000	93,100
	Mirant Americas Generation
	8.50% 10/1/21	115,000	113,275
•	Puget Sound Energy 6.974% 6/1/67	85,000	82,222
			744,383
Total Corporate Bonds
	(cost $25,618,108)		27,415,873

«Senior Secured Loans – 1.33%
	Chester Downs & Marina
	12.375% 12/31/16	53,650	54,634
	Energy Future Holdings Tranche B2
	3.941% 10/10/14	254,482	198,733
	PQ 6.82% 7/30/15	145,000	137,279
Total Senior Secured Loans
	(cost $367,547)		390,646

		Number of
		Shares
Common Stock – 0.48%
†	Alliance HealthCare Service	5,166	20,354
†=∏	Avado Brands	121	0
†=	Calpine Escrow	25,000	0
†=	Century Communications	60,000	0
†	DIRECTV Class A	1,200	52,152
†	Flextronics International	3,700	26,492
†	GeoEye	450	19,922
†	Mirant	21	223
†*	Mobile Mini	1,294	22,554
†=∏	PT Holdings	40	0
†	USGen	20,000	0
Total Common Stock
	(cost $146,461)		141,697

Convertible Preferred Stock – 0.24%
	SandRidge Energy 8.50%
	exercise price $8.01,
	expiration date 12/31/49	670	69,459
Total Convertible Preferred Stock
	(cost $56,805)		69,459

2010 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Preferred Stock – 0.60%
# Ally Financial 144A 7.00%	200	$177,750
†= Port Townsend	8	0
Total Preferred Stock
(cost $168,420)		177,750

Warrants – 0.00%
Alion Science & Technology	80	1
†= Port Townsend	8	0
Total Warrants (cost $192)		1

	Principal
	Amount (U.S. $)
≠Discount Note – 3.20%
Federal Home Loan Bank
0.10% 11/1/10	$941,008	941,008
Total Discount Note (cost $941,008)		941,008

Total Value of Securities Before Securities
Lending Collateral – 99.93%
(cost $27,565,318)		29,417,135

	Number of
	Shares
Securities Lending Collateral** – 9.16%
Investment Companies
Delaware Investments Collateral
Fund No. 1	2,659,789	2,659,789
BNY Mellon SL DBT II
Liquidating Fund	35,792	34,758
@† Mellon GSL Reinvestment Trust II	32,859	1,699
Total Securities Lending Collateral
(cost $2,728,440)		2,696,246

Total Value of Securities – 109.09%
(cost $30,293,758)		32,113,381 ©
Obligation to Return Securities
Lending Collateral** – (9.27%)		(2,728,440)
Receivables and Other Assets
Net of Liabilities – 0.18%		52,025
Net Assets Applicable to 3,630,167
Shares Outstanding; Equivalent to
$8.11 Per Share – 100.00%		$29,436,966

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$29,373,701
Undistributed net investment income		1,817,897
Accumulated net realized loss on investments		(3,574,255)
Net unrealized appreciation of investments		1,819,623
Total net assets		$29,436,966

†	Non income producing security.
‡	Non income producing security. Security is currently in default.
≠	The rate shown is the effective yield at the time of purchase.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $11,347,416 which represented 38.55% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2010, the aggregate amount of fair valued securities was $8,501, which represented 0.03% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2010.
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $10,200, which represented 0.03% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
∏	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At October 31, 2010, the aggregate amount of restricted securities was $159,280 or 0.54% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
©	Includes $2,742,216 of securities loaned.

PIK – Pay-in-kind

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

(continues)       91

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio
October 31, 2010

	Principal		Value
	Amount°		(U.S. $)
Agency Asset-Backed Securities – 0.26%
Fannie Mae Grantor Trust
Series 2003-T4 2A5
5.407% 9/26/33	USD	134,798	$129,561
Total Agency Asset-Backed
Securities (cost $133,708)			129,561

Agency Collateralized Mortgage Obligations – 3.55%
Fannie Mae Grantor Trust
Series 2001-T8 A2
9.50% 7/25/41		13,501	16,678
Fannie Mae REMICs
Series 2002-90 A1
6.50% 6/25/42		22,211	25,341
Series 2002-90 A2
6.50% 11/25/42		53,951	61,555
Series 2003-122 AJ
4.50% 2/25/28		70,804	73,184
Fannie Mae Whole Loan
Series 2004-W11 1A2
6.50% 5/25/44		53,176	60,139
Freddie Mac REMICs
Series 1730 Z
7.00% 5/15/24		152,866	177,277
Series 2326 ZQ
6.50% 6/15/31		142,167	162,249
Series 2662 MA
4.50% 10/15/31		95,598	100,502
Series 3022 MB
5.00% 12/15/28		171,477	175,953
Series 3123 HT
5.00% 3/15/26		270,000	294,879
Series 3131 MC
5.50% 4/15/33		335,000	363,782
Series 3656 PM
5.00% 4/15/40		125,000	137,416
GNMA Series 2010-113 KE
4.50% 9/20/40		125,000	135,376
Total Agency Collateralized
Mortgage Obligations
(cost $1,634,664)			1,784,331

Agency Mortgage-Backed Securities – 15.88%
Fannie Mae 6.50% 8/1/17		33,337	36,514
• Fannie Mae ARM
2.627% 8/1/34		69,983	73,312
5.066% 3/1/38		166,359	176,448
5.318% 4/1/36		94,220	99,455
Fannie Mae Relocation 30 yr
5.00% 11/1/33		21,560	22,713
Pool 763656 5.00% 1/1/34		28,117	29,621
Pool 763742 5.00% 1/1/34		11,109	11,703
5.00% 11/1/34		55,947	58,939
5.00% 10/1/35		106,132	111,808
5.00% 1/1/36		186,520	196,496
Fannie Mae S.F. 15 yr
4.50% 1/1/20		29,273	31,301
5.00% 7/1/14		3,335	3,556
5.00% 12/1/16		4,405	4,719
5.00% 5/1/20		36,083	38,813
5.00% 7/1/20		13,359	14,327
5.00% 5/1/21		8,656	9,303
5.50% 5/1/20		1,341	1,457
5.50% 6/1/23		252,565	273,881
6.00% 8/1/22		138,588	150,897
Fannie Mae S.F. 15 yr TBA
4.00% 11/1/25		500,000	523,750
4.50% 11/1/25		855,000	904,162
5.50% 11/1/25		270,000	292,528
Fannie Mae S.F. 20 yr
5.50% 8/1/28		387,859	417,822
Fannie Mae S.F. 30 yr
5.00% 3/1/34		22,899	24,524
Pool 808130 5.00% 3/1/35		39,159	41,840
Pool 814334 5.00% 3/1/35		19,580	20,933
5.00% 5/1/35		35,924	38,384
5.00% 6/1/35		52,261	56,012
5.00% 7/1/35		54,213	57,926
5.00% 12/1/37		56,093	59,671
5.00% 1/1/38		95,611	101,711
5.00% 2/1/38		44,555	47,388
7.00% 12/1/33		25,183	28,873
7.00% 5/1/35		4,785	5,392
7.00% 6/1/35		6,369	7,176
7.00% 12/1/37		144,167	162,385
7.50% 6/1/31		3,166	3,648
7.50% 6/1/34		37,487	42,755
Fannie Mae S.F. 30 yr TBA
4.00% 11/1/40		730,000	752,584
4.50% 11/1/40		655,000	687,546
5.50% 11/1/40		245,000	262,494
6.00% 11/1/40		560,000	606,431
• Freddie Mac ARM 3.283% 4/1/34		7,118	7,476
Freddie Mac Relocation 30 yr
5.00% 9/1/33		20,272	21,359
Freddie Mac S.F. 15 yr TBA
5.00% 11/1/25		500,000	531,953
Freddie Mac S.F. 30 yr
7.00% 11/1/33		3,255	3,698
Freddie Mac S.F. 30 yr TBA
6.00% 11/1/40		500,000	541,641
GNMA I S.F. 30 yr
7.00% 12/15/34		339,904	386,587
7.50% 1/15/30		1,488	1,731
7.50% 12/15/31		763	889
7.50% 2/15/32		723	842
Total Agency Mortgage-Backed
Securities (cost $7,791,422)			7,987,374

2010 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities – 7.39%
#	American Tower Trust Series
	2007-1A AFX 144A
	5.42% 4/15/37	USD	95,000	$104,681
•	Bank of America Commercial
	Mortgage Securities
	Series 2005-1 A5
	5.158% 11/10/42		55,000	60,624
	Bear Stearns Commercial
	Mortgage Securities
	•Series 2005-PW10 A4
	5.405% 12/11/40		155,000	167,507
	•Series 2005-T20 A4A
	5.149% 10/12/42		105,000	115,491
	•Series 2006-PW12 A4
	5.723% 9/11/38		45,000	50,341
	Series 2006-PW14 A4
	5.201% 12/11/38		150,000	162,698
	Series 2007-PW15 A4
	5.331% 2/11/44		270,000	281,092
w	Commercial Mortgage Pass
	Through Certificates
	•Series 2005-C6 A5A
	5.116% 6/10/44		160,000	174,527
	Series 2006-C7 A2
	5.69% 6/10/46		158,599	160,192
•	Credit Suisse Mortgage
	Capital Certificates
	Series 2006-C1 AAB
	5.547% 2/15/39		170,000	183,868
	Goldman Sachs Mortgage
	Securities II
	•Series 2004-GG2 A6
	5.396% 8/10/38		175,000	190,691
	Series 2005-GG4 A4
	4.761% 7/10/39		250,000	261,120
	Series 2005-GG4 A4A
	4.751% 7/10/39		140,000	149,347
	•Series 2006-GG6 A4
	5.553% 4/10/38		155,000	168,162
	#Series 2010-C1 A2
	4.592% 8/10/43		100,000	106,232
•	Greenwich Capital
	Commercial Funding
	Series 2004-GG1 A7
	5.317% 6/10/36		70,000	76,665
	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37		115,000	121,051
	Series 2003-C1 A2
	4.985% 1/12/37		114,000	121,235
	•Series 2005-LDP4 A4
	4.918% 10/15/42		110,000	119,448
	•Series 2005-LDP5 A4
	5.198% 12/15/44		55,000	60,625
	Lehman Brothers-UBS
	Commercial Mortgage Trust
	Series 2002-C1 A4
	6.462% 3/15/31		19,705	20,759
	Series 2004-C1 A4
	4.568% 1/15/31		95,000	101,196
•	Morgan Stanley Capital I
	#Series 1999-FNV1 G
	144A 6.12% 3/15/31		15,223	15,567
	Series 2007-T27 A4
	5.649% 6/11/42		335,000	371,459
•#	Morgan Stanley Dean Witter
	Capital I Series 2001-TOP1 E
	144A 7.241% 2/15/33		100,000	97,790
•#	Nationslink Funding Series
	1998-2 F 144A
	7.105% 8/20/30		28,309	30,558
#	OBP Depositor Trust Series
	2010-OBP A 144A
	4.646% 7/15/45		100,000	107,303
	Wachovia Bank Commercial
	Mortgage Trust Series
	2006-C28 A2
	5.50% 10/15/48		135,000	138,067
Total Commercial Mortgage-Backed
	Securities (cost $3,312,060)			3,718,296

Convertible Bonds – 0.54%
Φ	Hologic 2.00%
	exercise price $38.59,
	expiration date 12/15/37		120,000	113,700
	Linear Technology 3.00%
	exercise price $45.36,
	expiration date 5/1/27		125,000	130,000
*	Transocean 1.50%
	exercise price $168.61,
	expiration date 12/15/37		30,000	29,550
Total Convertible Bonds
	(cost $247,946)			273,250

Corporate Bonds – 49.01%
Banking – 8.41%
#	Bank Nederlandse Gemeenten
	144A 1.75% 10/6/15		90,000	90,309
*	Bank of America
	3.70% 9/1/15		105,000	105,950
	BB&T 5.25% 11/1/19		322,000	346,469
	City National 5.25% 9/15/20		80,000	82,446
@#	CoBank 144A
	7.875% 4/16/18		250,000	288,507
#	Export-Import Bank of Korea
	144A 5.25% 2/10/14		420,000	450,530
	JPMorgan Chase
	4.40% 7/22/20		150,000	152,938
2010 Annual report • Delaware Pooled Trust

(continues)       93

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Banking (continued)
	JPMorgan Chase Capital XXV
	6.80% 10/1/37	USD	295,000	$294,180
	KeyBank 5.80% 7/1/14		250,000	274,209
	KFW 10.00% 5/15/12	BRL	140,000	84,253
	Korea Development Bank
	8.00% 1/23/14	USD	200,000	235,630
	Oesterreichische Kontrollbank
	1.75% 10/5/15		60,000	60,319
	PNC Bank 6.875% 4/1/18		250,000	294,058
	PNC Funding
	5.125% 2/8/20		115,000	125,040
	5.25% 11/15/15		135,000	150,364
	Rabobank
	2.125% 10/13/15		35,000	35,323
	•#144A 11.00% 12/29/49		195,000	261,116
	Silicon Valley Bank
	5.70% 6/1/12		274,000	285,191
•	USB Capital IX
	6.189% 4/15/49		165,000	131,175
	Wachovia
	5.25% 8/1/14		35,000	38,039
	5.625% 10/15/16		165,000	184,146
•	Wells Fargo Capital XIII
	7.70% 12/29/49		130,000	135,525
	Zions Bancorporation
	*5.50% 11/16/15		80,000	80,217
	7.75% 9/23/14		40,000	42,610
				4,228,544
Basic Industries – 4.07%
	Alcoa 6.15% 8/15/20		45,000	47,586
	ArcelorMittal 9.85% 6/1/19		105,000	135,651
	Cliffs Natural Resources
	4.80% 10/1/20		100,000	102,090
	6.25% 10/1/40		45,000	43,954
#	Codelco 144A 3.75% 11/4/20		572,000	561,928
	Cytec Industries
	8.95% 7/1/17		80,000	100,494
	Dow Chemical 8.55% 5/15/19		175,000	225,118
	duPont (E.I.) deNemours
	3.625% 1/15/21		70,000	71,379
#	Georgia-Pacific 144A
	5.40% 11/1/20		20,000	20,300
	Hexion Finance Escrow
	8.875% 2/1/18		85,000	91,694
	International Paper
	9.375% 5/15/19		245,000	324,037
	Reliance Steel & Aluminum
	6.85% 11/15/36		82,000	79,343
	Teck Resources 9.75% 5/15/14		34,000	42,368
	Vale Overseas
	6.875% 11/21/36		129,000	147,321
	6.875% 11/10/39		45,000	51,859
				2,045,122
Brokerage – 1.44%
•	Bear Stearns 5.16% 12/7/12	AUD	110,000	105,759
	Goldman Sachs Group
	3.70% 8/1/15	USD	15,000	15,549
	5.375% 3/15/20		225,000	238,506
	Jefferies Group
	6.25% 1/15/36		10,000	9,199
	6.45% 6/8/27		170,000	165,353
	Lazard Group
	6.85% 6/15/17		110,000	118,230
	7.125% 5/15/15		64,000	70,763
				723,359
Capital Goods – 0.96%
	Allied Waste North America
	6.875% 6/1/17		125,000	137,839
	7.125% 5/15/16		55,000	58,711
	Arrow Electronics
	5.125% 3/1/21		40,000	39,870
#	BAE Systems Holdings 144A
	4.95% 6/1/14		25,000	27,696
	L-3 Communications
	4.75% 7/15/20		105,000	109,820
#	Meccanica Holdings USA
	144A 6.25% 7/15/19		100,000	111,417
				485,353
Communications – 8.99%
	America Movil 5.00% 3/30/20		105,000	115,289
	American Tower 5.05% 9/1/20		140,000	146,445
	AT&T
	6.50% 9/1/37		95,000	107,047
	#144A 5.35% 9/1/40		155,000	152,671
	Comcast 5.90% 3/15/16		205,000	239,492
#	Cox Communications 144A
	6.25% 6/1/18		80,000	92,537
	6.45% 12/1/36		40,000	43,614
	6.95% 6/1/38		50,000	56,993
#	Crown Castle Towers 144A
	4.883% 8/15/20		250,000	255,187
	DirecTV Holdings/Finance
	*4.60% 2/15/21		130,000	134,970
	7.625% 5/15/16		255,000	285,926
	DISH DBS 7.875% 9/1/19		115,000	126,644
	Intelsat Bermuda
	11.25% 2/4/17		115,000	123,769
#	NBC Universal 144A
	2.875% 4/1/16		135,000	136,820
	4.375% 4/1/21		220,000	225,173
	Qwest 8.375% 5/1/16		245,000	296,450
	Rogers Communications
	6.68% 11/4/39	CAD	30,000	32,531
	Shaw Communication
	6.75% 11/9/39	CAD	43,000	44,314

2010 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Sprint Nextel
	6.00% 12/1/16	USD	55,000	$55,275
	8.375% 8/15/17		65,000	71,988
	Symantec 4.20% 9/15/20		90,000	90,830
	Telecom Italia Capital
	5.25% 10/1/15		260,000	286,185
	6.175% 6/18/14		240,000	268,369
	Telefonica Emisiones
	6.421% 6/20/16		155,000	184,692
	Time Warner Cable
	8.25% 4/1/19		225,000	293,299
	Verizon Communications
	6.40% 2/15/38		190,000	216,289
#	Videotron 144A
	7.125% 1/15/20	CAD	104,000	107,069
#	Vivendi 144A
	5.75% 4/4/13	USD	205,000	223,431
	6.625% 4/4/18		95,000	110,280
				4,523,579
Consumer Cyclical – 1.87%
w#	CVS Pass Through Trust
	144A 8.353% 7/10/31		347,500	432,835
	Ford Motor Credit
	12.00% 5/15/15		100,000	128,295
	Goodyear Tire & Rubber
	8.25% 8/15/20		95,000	101,650
	Macy’s Retail Holdings
	5.90% 12/1/16		82,000	89,175
	MGM Mirage
	11.125% 11/15/17		120,000	138,600
	*13.00% 11/15/13		15,000	17,906
	Wyndham Worldwide
	5.75% 2/1/18		30,000	31,220
				939,681
Consumer Non-Cyclical – 6.96%
	Abbott Laboratories
	4.125% 5/27/20		115,000	124,049
	Amgen 3.45% 10/1/20		125,000	125,674
#	Anheuser-Busch InBev
	Worldwide 144A
	5.375% 11/15/14		15,000	16,962
	Baxter International
	4.50% 8/15/19		180,000	198,729
#	Brambles USA 144A
	3.95% 4/1/15		50,000	52,106
	5.35% 4/1/20		130,000	138,551
	CareFusion 6.375% 8/1/19		255,000	302,715
	Celgene 3.95% 10/15/20		115,000	114,949
	Coca-Cola Enterprises
	3.50% 9/15/20		200,000	198,099
	Covidien International
	Finance 4.20% 6/15/20		155,000	164,454
	Genzyme
	3.625% 6/15/15		235,000	250,419
	5.00% 6/15/20		90,000	99,507
	HCA PIK 9.625% 11/15/16		50,000	54,500
	Hospira 6.40% 5/15/15		230,000	268,270
	Kraft Foods 5.375% 2/10/20		130,000	145,917
	Life Technologies
	6.00% 3/1/20		180,000	202,634
	Medco Health Solutions
	4.125% 9/15/20		120,000	121,256
	7.125% 3/15/18		70,000	86,141
	Pfizer 6.20% 3/15/19		85,000	104,390
#	PHH 144A 9.25% 3/1/16		70,000	72,188
#	Roche Holdings 144A
	6.00% 3/1/19		190,000	229,617
#	Woolworths 144A
	4.00% 9/22/20		65,000	66,606
	Yale University
	2.90% 10/15/14		160,000	170,865
	Zimmer Holdings
	4.625% 11/30/19		180,000	194,533
				3,503,131
Electric – 4.80%
*	Ameren Illinois
	9.75% 11/15/18		310,000	416,479
#	American Transmission Systems
	144A 5.25% 1/15/22		145,000	159,313
#	Centrais Eletricas Brasileiras
	144A 6.875% 7/30/19		200,000	239,000
	CMS Energy
	4.25% 9/30/15		35,000	35,870
	6.55% 7/17/17		55,000	60,687
	8.75% 6/15/19		55,000	66,300
	Commonwealth Edison
	4.00% 8/1/20		180,000	187,990
	5.80% 3/15/18		15,000	17,499
	Duke Energy 5.05% 9/15/19		60,000	66,845
	Duke Energy Carolinas
	5.30% 2/15/40		25,000	26,296
	Exelon Generation
	4.00% 10/1/20		115,000	114,726
	Florida Power 5.65% 6/15/18		95,000	112,316
	Indiana Michigan Power
	7.00% 3/15/19		50,000	61,216
#	Korea Electric Power 144A
	5.50% 7/21/14		100,000	110,311
	National Rural Utilities
	Cooperative Finance
	1.90% 11/1/15		55,000	55,165
	Oncor Electric Delivery
	7.00% 9/1/22		45,000	56,317
	#144A 5.00% 9/30/17		65,000	72,390
	#144A 5.25% 9/30/40		20,000	19,522

2010 Annual report • Delaware Pooled Trust

(continues)       95

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Electric (continued)
	Pennsylvania Electric
	5.20% 4/1/20	USD	175,000	$190,770
@#	Power Receivables Finance
	144A 6.29% 1/1/12		22,589	22,600
	PPL Electric Utilities
	7.125% 11/30/13		95,000	111,853
	Public Service of Oklahoma
	5.15% 12/1/19		115,000	126,460
	UIL Holdings 4.625% 10/1/20		50,000	50,038
	Virginia Electric & Power
	3.45% 9/1/22		35,000	34,834
				2,414,797
Energy – 4.75%
	Anadarko Petroleum
	6.375% 9/15/17		105,000	116,810
	Chesapeake Energy
	9.50% 2/15/15		60,000	69,900
•*	Enbridge Energy Partners
	8.05% 10/1/37		75,000	76,946
	Energy Transfer Partners
	9.70% 3/15/19		160,000	211,593
*#	ENI 144A 4.15% 10/1/20		100,000	103,459
	Nexen 7.50% 7/30/39		90,000	110,357
	Noble Energy 8.25% 3/1/19		120,000	156,256
	Noble Holding International
	3.45% 8/1/15		110,000	116,685
	Pemex Project Funding
	Master Trust
	6.625% 6/15/35		50,000	55,708
	Petrobras International Finance
	5.75% 1/20/20		30,000	33,709
	5.875% 3/1/18		20,000	22,468
	Plains All American Pipeline
	8.75% 5/1/19		120,000	153,473
	Pride International
	6.875% 8/15/20		150,000	170,625
#	SEMCO Energy 144A
	5.15% 4/21/20		160,000	173,868
	Sempra Energy
	6.15% 6/15/18		65,000	77,004
	Total Capital 2.30% 3/15/16		270,000	273,316
	Transocean 6.50% 11/15/20		100,000	111,644
	Weatherford International
	5.125% 9/15/20		55,000	57,690
	6.75% 9/15/40		65,000	69,322
	9.625% 3/1/19		50,000	66,131
#	Woodside Finance 144A
	4.50% 11/10/14		135,000	145,655
	8.125% 3/1/14		15,000	17,716
				2,390,335
Finance Companies – 2.19%
#	CDP Financial 144A
	4.40% 11/25/19		250,000	266,957
#	ERAC USA Finance 144A
	5.25% 10/1/20		190,000	203,449
	General Electric Capital
	6.00% 8/7/19		465,000	526,225
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		130,000	104,650
				1,101,281
Insurance – 0.45%
*	MetLife 6.817% 8/15/18		35,000	42,271
	Prudential Financial
	3.875% 1/14/15		175,000	184,901
‡@=w#	Twin Reefs Pass Through
	Trust 144A
	0.00% 12/31/49		300,000	0
				227,172
Natural Gas – 1.69%
	Enterprise Products Operating
	6.30% 9/15/17		40,000	46,747
	9.75% 1/31/14		170,000	209,914
	Kinder Morgan Energy Partners
	5.30% 9/15/20		80,000	87,011
	6.55% 9/15/40		25,000	26,879
	9.00% 2/1/19		115,000	150,469
#	Midcontinent Express
	Pipeline 144A
	5.45% 9/15/14		100,000	109,234
	6.70% 9/15/19		45,000	50,132
	TransCanada Pipelines
	3.80% 10/1/20		40,000	41,305
	•6.35% 5/15/67		135,000	129,432
				851,123
Real Estate – 1.32%
	Developers Diversified Realty
	7.875% 9/1/20		160,000	173,967
	9.625% 3/15/16		105,000	121,588
#	Digital Realty Trust 144A
	5.875% 2/1/20		50,000	53,253
	Liberty Property
	4.75% 10/1/20		35,000	36,143
	ProLogis 7.375% 10/30/19		20,000	22,354
	Regency Centers
	5.875% 6/15/17		93,000	102,249
•#	USB Realty 144A
	6.091% 12/22/49		200,000	153,000
				662,554
Technology – 0.42%
	National Semiconductor
	6.60% 6/15/17		115,000	133,933
#	Seagate Technology 144A
	10.00% 5/1/14		65,000	79,625
				213,558

2010 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Transportation – 0.69%
	Burlington Northern Santa Fe
	3.60% 9/1/20	USD	25,000	$25,175
	4.70% 10/1/19		145,000	158,741
	5.65% 5/1/17		55,000	63,536
	Canadian Pacific Railway
	4.45% 3/15/23		95,000	97,370
				344,822
Total Corporate Bonds
	(cost $23,475,687)			24,654,411

Non-Agency Asset-Backed Securities – 4.27%
•#	AH Mortgage Advance Trust
	Series 2009-ADV3 A1
	144A 2.207% 10/6/21		95,000	94,934
	Ally Auto Receivables Trust
	Series 2010-2 A3
	1.38% 7/15/14		40,000	40,367
•	American Express Credit
	Account Master Trust
	Series 2010-1 B
	0.856% 11/16/15		100,000	99,877
•	Bank of America Credit Card
	Trust Series 2008-A5 A5
	1.456% 12/16/13		120,000	120,870
#	CIT Equipment Collateral 144A
	Series 2009-VT1 A3
	3.07% 8/15/16		97,582	98,710
	Series 2010-VT1A A3
	2.41% 5/15/13		100,000	101,059
	Citibank Credit Card
	Issuance Trust
	•Series 2004-C1 C1
	0.906% 7/15/13		50,000	49,618
	Series 2007-A3 A3
	6.15% 6/15/39		125,000	158,299
•	Citicorp Residential
	Mortgage Securities
	Series 2006-3 A5
	5.948% 11/25/36		300,000	261,098
	CNH Equipment Trust
	•Series 2007-A A4
	0.296% 9/17/12		20,487	20,484
	Series 2008-A A4A
	4.93% 8/15/14		142,555	146,180
	Series 2008-B A3A
	4.78% 7/16/12		7,597	7,630
	Series 2009-C A3
	1.85% 12/16/13		40,000	40,436
	Discover Card Master Trust
	Series 2007-A1 A1
	5.65% 3/16/20		150,000	177,474
	Series 2008-A4 A4
	5.65% 12/15/15		100,000	111,964
#	Dunkin Securitization Series
	2006-1 A2 144A
	5.779% 6/20/31		150,000	152,137
	Ford Credit Auto Owner
	Trust Series 2010-B B
	2.54% 2/15/16		100,000	102,354
•	Ford Credit Floorplan
	Master Owner Trust
	Series 2009-2 A
	1.806% 9/15/14		100,000	101,612
	Harley-Davidson
	Motorcycle Trust
	#Series 2006-1 A2 144A
	5.04% 10/15/12		21,121	21,235
	Series 2009-4 A3
	1.87% 2/15/14		100,000	100,994
	Hyundai Auto Receivables
	Trust Series 2007-A A3A
	5.04% 1/17/12		978	980
	John Deere Owner Trust
	Series 2010-A A4
	2.13% 10/17/16		90,000	92,885
•	Merrill Auto Trust
	Securitization Series
	2007-1 A4
	0.316% 12/15/13		34,896	34,786
	Mid-State Trust Series 11 A1
	4.864% 7/15/38		14,467	14,576
Total Non-Agency Asset-Backed
	Securities (cost $2,067,070)			2,150,559

Non-Agency Collateralized Mortgage Obligations – 1.45%
	American Home Mortgage
	Investment Trust Series
	2005-2 5A1
	5.064% 9/25/35		21,660	20,457
	Bank of America Alternative
	Loan Trust
	Series 2004-10 1CB1
	6.00% 11/25/34		19,312	19,597
	Series 2005-5 2CB1
	6.00% 6/25/35		2,553	1,941
	Citicorp Mortgage Securities
	Series 2006-4 3A1
	5.50% 8/25/21		5,605	5,672
w	Countrywide Home
	Loan Mortgage Pass
	Through Trust
	@Series 2006-17 A5
	6.00% 12/25/36		2,825	2,608
	•Series 2006-HYB1 3A1
	4.947% 3/20/36		147,222	87,513
	First Horizon Asset Securities
	Series 2006-3 1A11
	6.25% 11/25/36		149,647	154,216

2010 Annual report • Delaware Pooled Trust

(continues)       97

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal		Value
	Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•# GSMPS Mortgage Loan Trust
Series 1999-2 A 144A
8.00% 9/19/27	USD	42,552	$44,011
Lehman Mortgage Trust
Series 2005-2 2A3
5.50% 12/25/35		120,340	114,744
# MASTR Reperforming Loan
Trust Series 2005-1 1A5
144A 8.00% 8/25/34		99,887	101,151
•# MASTR Specialized Loan
Trust Series 2005-2 A2
144A 5.006% 7/25/35		93,081	92,116
Wells Fargo Mortgage
Backed Securities Trust
•Series 2005-AR16 2A1
2.968% 10/25/35		7,254	6,996
Series 2006-4 1A8
5.75% 4/25/36		78,057	76,770
Total Non-Agency Collateralized
Mortgage Obligations
(cost $750,902)			727,792

Regional Bonds – 1.85%Δ
Australia – 0.95%
New South Wales Treasury
6.00% 5/1/20	AUD	433,000	433,016
Queensland Treasury
6.00% 6/14/21	AUD	42,000	42,168
			475,184
Canada – 0.90%
Nova Scotia Province
2.375% 7/21/15	USD	230,000	237,459
Ontario Province
1.875% 9/15/15		60,000	60,665
*4.40% 4/14/20		80,000	88,191
Quebec Province
4.50% 12/1/19	CAD	11,000	11,655
4.60% 5/26/15	USD	50,000	56,701
			454,671
Total Regional Bonds
(cost $861,712)			929,855

«Senior Secured Loans – 3.02%
ATI Holdings 7.50% 2/18/16		114,425	111,850
Charter Communications
Operating Tranche B
8.50% 3/6/14		130,000	135,070
Chester Downs & Marina
12.375% 12/31/16		78,625	80,067
Community Health Systems
Tranche B
2.502% 7/25/14		71,205	70,166
Tranche DD
2.502% 7/25/14		3,660	3,607
Ford Motor Tranche B
3.03% 12/15/13		186,505	184,703
Gray Television Tranche B
4.25% 12/31/14		54,859	53,370
Level 3 Communications
Tranche B
11.50% 3/13/14		135,000	146,475
Newport Television Tranche B
9.00% 3/14/16		52,939	52,836
Nuveen Investments
2nd Lien Tranche
12.50% 7/9/15		65,000	70,742
Rental Services 2nd
Lien Tranche
4.04% 10/7/13		100,000	98,250
Reynolds Group Holdings
Tranche D
6.50% 3/16/16		130,000	131,246
Rockwood Specialties Group
Tranche H
6.00% 5/15/14		125,635	126,533
Texas Competitive Electric
Holdings Tranche B2
3.941% 10/10/14		178,904	139,712
Univision Communications
4.25% 3/29/17		120,000	113,550
Total Senior Secured Loans
(cost $1,420,488)			1,518,177

Sovereign Bonds – 4.51%Δ
Australia – 1.24%
Australia Government Bonds
4.50% 4/15/20	AUD	439,000	407,368
6.00% 2/15/17	AUD	210,000	215,534
			622,902
Brazil – 0.65%
Republic of Brazil
7.125% 1/20/37	USD	60,000	79,500
8.875% 10/14/19		60,000	85,500
10.25% 1/10/28	BRL	250,000	159,814
			324,814
Indonesia – 0.37%
Indonesia Treasury Bonds
10.50% 8/15/30	IDR	440,000,000	59,735
11.00% 11/15/20	IDR	930,000,000	129,156
			188,891
Japan – 0.20%
* Japan Finance
1.875% 9/24/15	USD	100,000	101,501
			101,501
Norway – 1.84%
Eksportfinans 3.00% 11/17/14		105,000	111,753
# Kommunalbanken 144A
1.75% 10/5/15		110,000	110,793

2010 Annual report • Delaware Pooled Trust

	Principal		Value
	Amount°		(U.S. $)
Sovereign Bonds (continued)
Norway (continued)
Norway Government Bonds
4.25% 5/19/17	NOK	1,180,000	$218,421
4.50% 5/22/19	NOK	1,547,000	291,537
5.00% 5/15/15	NOK	1,018,000	192,400
			924,904
Republic of Korea – 0.21%
*# Korea Expressway 144A
4.50% 3/23/15	USD	100,000	106,836
			106,836
Turkey – 0.00%
Turkey Government Bond
4.00% 4/29/15	TRY	400	308
			308
Total Sovereign Bonds
(cost $2,112,570)			2,270,156

Supranational Banks – 1.09%
European Investment Bank
2.875% 1/15/15	USD	50,000	53,469
Inter-American
Development Bank
4.25% 9/14/15		55,000	62,595
5.375% 5/27/14	AUD	170,000	166,017
International Bank for
Reconstruction &
Development
5.375% 12/15/14	NZD	11,000	8,645
7.50% 7/30/14	NZD	309,000	260,153
Total Supranational Banks
(cost $494,874)			550,879

U.S. Treasury Obligations – 3.52%
∞ U.S. Treasury Bond
4.375% 5/15/40	USD	810,000	862,907
U.S. Treasury Notes
*0.50% 10/15/13		75,000	75,006
1.25% 10/31/15		625,000	627,246
1.875% 9/30/17		38,000	37,994
*2.625% 8/15/20		167,000	167,183
Total U.S. Treasury Obligations
(cost $1,786,377)			1,770,336

	Number of
	Shares
Preferred Stock – 0.23%
• PNC Financial Services Group
8.25%		110,000	116,466
Total Preferred Stock
(cost $108,414)			116,466

	Principal
	Amount°
≠Discount Note – 16.17%
Federal Home Loan Bank
0.10% 11/1/10	USD	8,133,073	8,133,073
Total Discount Note
(cost $8,133,072)			8,133,073

Total Value of Securities Before Securities
Lending Collateral – 112.74%
(cost $54,330,966)			56,714,516

	Number of
	Shares
Securities Lending Collateral** – 2.50%
Investment Companies
Delaware Investments Collateral
Fund No. 1		1,199,564	1,199,564
BNY Mellon SL DBT II
Liquidating Fund		54,933	53,345
@†Mellon GSL Reinvestment Trust II		51,711	2,673
Total Securities Lending Collateral
(cost $1,306,208)			1,255,582

Total Value of Securities – 115.24%
(cost $55,637,174)			57,970,098 ©
Obligation to Return Securities
Lending Collateral** – (2.60%)			(1,306,208)
Liabilities Net of Receivables and
Other Assets – (12.64%)z			(6,358,431)
Net Assets Applicable to 4,967,614
Shares Outstanding; Equivalent to
$10.13 Per Share – 100.00%			$50,305,459

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)			$50,822,246
Undistributed net investment income			2,294,011
Accumulated net realized loss on investments			(5,195,645)
Net unrealized appreciation of investments and
foreign currencies			2,384,847
Total net assets			$50,305,459

°Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesian Rupiah
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
TRY — Turkish Lira
USD — United States Dollar

2010 Annual report • Delaware Pooled Trust

(continues)       99

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

•	Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $7,693,690 which represented 15.29% of the Portfolio’s net assets. See Note 10 in "Notes to financial statements."
*	Fully or partially on loan.
Φ	Step coupon bond. Coupon decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2010.
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $316,388 which represented 0.63% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 1 in "Notes to Financial Statements."
‡	Non income producing security. Security is currently in default.
Δ	Securities have been classified by country of origin.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2010.
∞	Fully or partially pledged as collateral for futures contracts.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements.”
©	Includes $1,264,622 of securities loaned.
z	Of this amount, $7,972,167 represents payable for securities purchased as of October 31, 2010.

Summary of Abbreviations:
ARM — Adjustable Rate Mortgage
BCLY — Barclays
BOA — Bank of America Securities
CDS — Credit Default Swap
CGM — Citigroup Global Markets
CMB — Chase Manhattan Bank
GNMA — Government National Mortgage Association
GSC — Goldman Sachs & Co.
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HKSB — Hong Kong Shanghai Bank
JPMS — JPMorgan Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
MSC — Morgan Stanley & Co.
PIK — Pay-in-kind
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — Year

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BCLY	CAD	(83,503)	USD	81,470	12/3/10	$(336)
BCLY	GBP	(103,349)	USD	162,413	12/3/10	(3,124)
BOA	AUD	(381,019)	USD	372,744	12/3/10	1,022
BOA	CAD	(214,404)	USD	209,097	12/3/10	(950)
BOA	MXN	1,102,867	USD	(88,962)	12/3/10	125
BOA	NOK	(1,925,219)	USD	329,390	12/3/10	1,402
CMB	BRL	(174,639)	USD	102,548	12/3/10	635
CMB	CLP	29,655,000	USD	(60,800)	12/3/10	(40)
CMB	EUR	(46,836)	USD	65,261	12/3/10	107
CMB	MYR	705,052	USD	(226,159)	12/3/10	(59)
CMB	NZD	(357,116)	USD	266,516	12/3/10	(4,952)
CMB	TRY	45,177	USD	(31,537)	12/3/10	(225)
GSC	CAD	177,850	USD	(173,478)	12/3/10	758
GSC	NOK	(1,084,587)	USD	185,488	12/3/10	713
HKSB	AUD	51,486	USD	(50,442)	12/3/10	(212)
HKSB	EUR	22,230	USD	(31,020)	12/3/10	(94)
HKSB	NOK	(591,238)	USD	101,575	12/3/10	849
MSC	AUD	(871,085)	USD	852,592	12/3/10	2,763
MSC	CAD	(67,770)	USD	66,093	12/3/10	(300)
MSC	EUR	(25,697)	USD	35,807	12/3/10	58
MSC	KRW	24,558,000	USD	(21,843)	12/3/10	(37)
MSC	MXN	160,797	USD	(12,968)	12/3/10	21
MSC	MYR	(690,192)	USD	221,279	12/3/10	(56)
MSC	NOK	126,940	USD	(21,734)	12/3/10	(108)
MSC	TRY	45,282	USD	(31,536)	12/3/10	(150)
						$(2,190)

2010 Annual report • Delaware Pooled Trust

Financial Futures Contracts
Contract	Notional	Notional	Expiration	Unrealized
to Sell	Proceeds	Value	Date	Appreciation
14 U.S. Treasury
Long Bonds	$1,858,096	$1,833,125	12/21/10	$24,971
3 U.S. Ultra Bond	407,049	404,531	12/21/10	2,518
	$2,265,145			$27,489

Swap Contracts
CDS Contracts
			Annual		Unrealized
	Swap &	Notional	Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BCLY	Kingdom of Spain	$151,000	1.00%	3/20/15	$4,621
	5 yr CDS
BOA	Sunoco 5 yr CDS	45,000	1.00%	12/20/15	(1,043)
JPMS	ITRAXX Europe
	Subordinate
	Financials
	13.1 5 yr CDS	580,000	1.00%	12/20/15	1,909
JPMS	Penney (J.C.)
	5 yr CDS	95,000	1.00%	3/20/15	4,944
JPMS	Portuguese
	Republic
	5 yr CDS	85,000	1.00%	6/20/15	8,355
JPMS	Sunoco 5 yr CDS	85,000	1.00%	3/20/15	(637)
JPMS	Viacom 5 yr CDS	130,000	1.00%	9/20/15	(1,431)
		$1,171,000			$16,718

	Protection Sold/Moody’s Rating:
BOA	Valero Energy
	5 yr CDS/Baa	$45,000	1.00%	9/21/15	$542
CGM	MetLife
	5 yr CDS/A	55,000	5.00%	9/20/14	3,048
JPMS	Comcast 5 yr
	CDS/Baa	130,000	1.00%	9/20/15	2,108
JPMS	MetLife 5 yr CDS/A	280,000	1.00%	12/20/14	5,750
JPMS	Valero Energy 5 yr
	CDS/Baa	85,000	1.00%	3/20/15	350
		$595,000			$11,798
Total					$28,516

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

(continues)       101

Statements of net assets

Delaware Pooled® Trust — The International Equity Portfolio
October 31, 2010

	Number of	Value
	Shares	(U.S. $)
Common Stock – 99.18%Δ
Australia – 8.98%
Amcor	1,881,665	$12,388,732
Foster’s Group	2,289,359	13,099,117
QBE Insurance Group	889,713	14,975,742
Telstra	6,802,396	17,794,608
Wesfarmers	443,825	14,410,516
		72,668,715
Belgium – 0.00%
✗† Ageas VVPR Strip	732,357	1,019
		1,019
France – 16.32%
Carrefour	455,894	24,604,657
Compagnie de Saint-Gobain	245,656	11,473,474
France Telecom	949,081	22,804,234
† GDF Suez	162,519	226
* Sanofi-Aventis	356,210	24,876,105
Societe Generale	197,596	11,831,632
* Total	435,394	23,658,842
* Vinci	238,635	12,746,318
		131,995,488
Germany – 5.01%
Deutsche Telekom	1,425,437	20,631,319
RWE	277,091	19,894,525
		40,525,844
Hong Kong – 0.90%
Hong Kong Electric Holdings	1,146,400	7,284,012
		7,284,012
Ireland – 1.20%
Experian	835,939	9,723,316
		9,723,316
Italy – 3.85%
ENI	726,732	16,374,451
Intesa Sanpaolo	4,202,373	14,781,940
		31,156,391
Japan – 19.86%
Astellas Pharma	592,300	22,038,727
Canon	478,000	22,098,552
Kao	875,400	22,226,337
KDDI	2,434	13,113,018
Nitto Denko	67,900	2,539,974
Sekisui House	521,018	4,901,642
Seven & I Holdings	925,573	21,544,749
Takeda Pharmaceutical	481,000	22,536,134
Tokio Marine Holdings	503,552	14,193,201
Toyota Motor	335,000	11,902,877
West Japan Railway	965	3,583,446
		160,678,657
Netherlands – 3.77%
ING Groep CVA	1,244,842	13,287,865
Koninklijke Aholda	271,616	3,753,619
Reed Elsevier	1,034,221	13,474,965
		30,516,449
New Zealand – 0.48%
Telecom Corporation of
New Zealand	2,500,704	3,908,144
		3,908,144
Singapore – 4.15%
Jardine Matheson Holdings	221,215	9,954,675
Singapore Telecommunications	4,846,602	11,570,733
United Overseas Bank	834,610	12,019,726
		33,545,134
Spain – 7.67%
Banco Santander	850,037	10,920,241
Iberdrola	2,815,598	23,745,914
Telefonica	1,013,010	27,350,237
		62,016,392
Switzerland – 5.53%
Novartis	495,002	28,691,760
Zurich Financial Services	65,704	16,081,375
		44,773,135
Taiwan – 2.44%
Chunghwa Telecom ADR	322,860	7,554,924
Taiwan Semiconductor
Manufacturing ADR	1,118,932	12,207,548
		19,762,472
United Kingdom – 19.02%
Aviva	510,174	3,255,606
BG Group	765,747	14,912,259
BP	2,546,473	17,373,963
Compass Group	1,855,750	15,222,732
GlaxoSmithKline	1,242,888	24,313,687
Royal Dutch Shell Class A	842,802	27,335,076
Tesco	1,214,343	8,302,676
Unilever	762,670	21,994,411
Vodafone Group	7,769,850	21,149,942
		153,860,352
Total Common Stock
(cost $765,356,493)		802,415,520

	Principal
	Amount (U.S. $)
≠Discount Note – 0.38%
Federal Home Loan Bank
0.10% 11/1/10	$3,065,028	3,065,028
Total Discount Note
(cost $3,065,028)		3,065,028
Total Value of Securities
Before Securities Lending
Collateral – 99.56% (cost $768,421,521)		805,480,548

2010 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Securities Lending Collateral** – 1.75%
Investment Companies
Delaware Investments Collateral
Fund No. 1	12,996,043	$12,996,043
BNY Mellon SL DBT II
Liquidating Fund	1,100,565	1,068,759
†@ Mellon GSL Reinvestment Trust II	1,507,218	77,923
Total Securities Lending Collateral
(cost $15,603,826)		14,142,725

Total Value of Securities – 101.31%
(cost $784,025,347)		819,623,273 ©
Obligation to Return Securities
Lending Collateral** – (1.93%)		(15,603,826)
Receivables and Other Assets
Net of Liabilities – 0.62%		4,991,683
Net Assets Applicable to 59,129,845
Shares Outstanding; Equivalent to
$13.68 Per Share – 100.00%		$809,011,130

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$934,550,239
Undistributed net investment income		22,831,559
Accumulated net realized loss on investments		(184,173,076)
Net unrealized appreciation of investments
and foreign currencies		35,802,408
Total net assets		$809,011,130

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 68 in “Country and sector allocations.”
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $77,923, which represented 0.01% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
†	Non income producing security.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements.”
©	Includes $14,802,432 of securities loaned.
✗	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

Summary of Abbreviations:
ADR — American Depositary Receipts
CVA — Dutch Certificate
EUR — European Monetary Unit
GBP — British Pound Sterling
MNB — Mellon National Bank
USD — United States Dollar
VVPR Strip — Dividend Coupon

1The following foreign currency exchange contracts were outstanding at October 31, 2010:

Foreign Currency Exchange Contracts

	Contracts to					Unrealized
	Receive				Settlement	Appreciation
Counterparty	(Deliver)		In Exchange For		Date	(Depreciation)
MNB	EUR	965,807	USD	(1,339,439)	11/1/10	$4,626
MNB	EUR	220,581	USD	(305,880)	11/2/10	1,089
MNB	GBP	(637,116)	USD	1,014,161	11/1/10	(6,572)
MNB	GBP	(455,572)	USD	725,451	11/2/10	(4,422)
						$(5,279)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

(continues)       103

Statements of net assets

Delaware Pooled® Trust — The Labor Select International Equity Portfolio
October 31, 2010

	Number of	Value
	Shares	(U.S. $)
Common Stock – 98.28%Δ
Australia – 9.43%
Amcor	2,290,038	$15,077,427
Foster’s Group	2,089,660	11,956,491
QBE Insurance Group	815,268	13,722,676
Telstra	6,254,325	16,360,891
Wesfarmers	393,157	12,765,381
		69,882,866
Belgium – 0.00%
✗† Ageas VVPR Strip	305,506	425
		425
France – 14.64%
Carrefour	457,415	24,686,745
* France Telecom	1,045,138	25,112,263
† GDF Suez	101,871	142
* Sanofi-Aventis	318,888	22,269,705
* Societe Generale	205,871	12,327,122
* Total	229,588	12,475,565
* Vinci	217,819	11,634,463
		108,506,005
Germany – 2.92%
RWE	300,860	21,601,087
		21,601,087
Hong Kong – 1.45%
Hong Kong Electric Holdings	1,689,500	10,734,769
		10,734,769
Ireland – 1.27%
Experian	808,986	9,409,809
		9,409,809
Italy – 2.07%
Intesa Sanpaolo	4,362,954	15,346,786
		15,346,786
Japan – 20.19%
Astellas Pharma	541,300	20,141,082
Canon	461,900	21,354,229
Kao	889,900	22,594,490
KDDI	2,624	14,136,631
Nitto Denko	62,400	2,334,232
Sekisui House	582,000	5,475,350
Seven & I Holdings	966,700	22,502,070
Takeda Pharmaceutical	461,300	21,613,136
Tokio Marine Holdings	518,300	14,608,891
West Japan Railway	1,313	4,875,715
		149,635,826
Netherlands – 4.04%
ING Groep CVA	1,122,883	11,986,034
Koninklijke Aholda	251,291	3,472,736
Reed Elsevier	1,108,634	14,444,498
		29,903,268
New Zealand – 0.67%
Telecom Corporation of
New Zealand	3,154,717	4,930,247
		4,930,247
Singapore – 4.78%
Singapore Telecommunications	7,310,000	17,451,827
United Overseas Bank	1,248,219	17,976,360
		35,428,187
Spain – 8.16%
Banco Santander	826,816	10,621,925
Iberdrola	2,884,712	24,328,801
Telefonica	946,271	25,548,352
		60,499,078
Switzerland – 5.69%
Novartis	454,112	26,321,656
Zurich Financial Services	64,808	15,862,075
		42,183,731
United Kingdom – 22.97%
Aviva	466,929	2,979,644
BG Group	1,075,228	20,939,133
BP	3,290,193	22,448,183
Compass Group	2,523,855	20,703,203
GlaxoSmithKline	1,245,918	24,372,961
Royal Dutch Shell Class A	1,003,558	32,548,966
Unilever	786,489	22,681,320
Vodafone Group	8,634,614	23,503,875
		170,177,285
Total Common Stock
(cost $711,800,275)		728,239,369

	Principal
	Amount (U.S.$)
≠Discount Note – 2.03%
Federal Home Loan Bank
0.10% 11/1/10	$15,024,135	15,024,135
Total Discount Note
(cost $15,024,135)		15,024,135

Total Value of Securities Before
Securities Lending Collateral – 100.31%
(cost $726,824,410)		743,263,504

2010 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Securities Lending Collateral** – 1.81%
Investment Companies
Delaware Investments Collateral
Fund No. 1	12,795,958	$12,795,958
BNY Mellon SL DBT II
Liquidating Fund	619,364	601,465
†@ Mellon GSL Reinvestment Trust II	521,358	26,954
Total Securities Lending Collateral
(cost $13,936,680)		13,424,377

Total Value of Securities – 102.12%
(cost $740,761,090)		756,687,881 ©
Obligation to Return Securities
Lending Collateral** – (1.88%)		(13,936,680)
Liabilities Net of Receivables and
Other Assets – (0.24%)		(1,799,577)
Net Assets Applicable to 54,605,804
Shares Outstanding; Equivalent to
$13.57 Per Share – 100.00%		$740,951,624

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$809,063,800
Undistributed net investment income		19,978,046
Accumulated net realized loss on investments		(104,192,967)
Net unrealized appreciation of investments
and foreign currencies		16,102,745
Total net assets		$740,951,624

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 69 in “Country and sector allocations.”
†	Non income producing security.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $13,265,844 of securities loaned.
≠	The rate shown is the effective yield at time of purchase.
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $26,954, which represented 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
✗	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

Summary of Abbreviations:
AUD — Australian Dollar
CVA — Dutch Certificate
GBP — British Pound Sterling
MNB — Mellon National Bank
USD — United States Dollar
VVPR Strip — Dividend Coupon

1The following foreign currency exchange contracts were outstanding at October 31, 2010:

Foreign Currency Exchange Contracts
	Contracts to				Settlement	Unrealized
Counterparty	Deliver		In Exchange For		Date	Depreciation
MNB	AUD	(1,090,837)	USD	1,059,367	11/1/10	$(8,999)
MNB	GBP	(124,312)	USD	197,879	11/1/10	(1,282)
MNB	GBP	(88,891)	USD	141,549	11/2/10	(863)
						$(11,144)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in ”Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

(continues)       105

Statements of net assets

Delaware Pooled® Trust — The Emerging Markets Portfolio
October 31, 2010

	Number of	Value
	Shares	(U.S. $)
Common Stock – 94.88%Δ
Brazil – 12.87%
@ AES Tiete	147,694	$1,725,065
AmBev ADR	64,800	9,022,752
Cielo	1,554,637	13,387,863
Companhia de Concessoes Rodoviarias	551,800	14,920,527
CPFL Energia	423,147	9,951,864
Itau Unibanco Holding ADR	334,100	8,205,496
Redecard	960,700	12,418,171
Santos Brasil Participacoes	232,899	3,121,383
Vale ADR	829,100	23,820,043
		96,573,164
Chile – 3.15%
Banco Santander ADR	40,900	3,788,976
Enersis ADR	755,900	17,242,079
# Inversiones Aguas Metropolitan
144A ADR	83,900	2,606,068
		23,637,123
■China – 21.44%
* Beijing Enterprises Holdings	1,090,628	7,464,321
China BlueChemical Class H	7,620,000	6,026,202
* China Construction Bank Class H	23,422,000	22,330,409
* China Gas Holdings	10,350,000	5,915,239
* China Merchants Holdings International	3,322,000	11,635,839
China Mobile	1,530,000	15,583,745
* China Resources Power Holdings	6,022,000	11,591,452
China Shenhua Energy Class H	1,077,500	4,795,839
China Shipping Development Class H	7,462,000	10,859,069
China Yurun Food Group	1,010,000	3,928,592
CNOOC	3,278,000	6,791,766
ENN Energy Holdings	2,116,000	6,360,626
Hengan International Group	597,000	5,622,448
* Industrial & Commercial Bank of
China Class H	28,734,281	23,132,001
Jiangsu Expressway Class H	7,930,000	9,616,771
* Tingyi Cayman Islands Holding	1,306,000	3,555,117
Want Want China Holdings	6,134,000	5,658,197
		160,867,633
Colombia – 1.03%
BanColombia ADR	115,000	7,756,750
		7,756,750
Czech Republic – 2.64%
CEZ	245,557	10,879,722
Komercni Banka	15,841	3,594,327
* Telefonica o2 Czech Republic	240,392	5,291,477
		19,765,526
Egypt – 0.79%
MobiNil-Egyptian Mobile Services	83,218	2,494,342
* Orascom Telecom Holding GDR	878,751	3,408,677
		5,903,019
India – 3.67%
Axis Bank	270,227	8,968,244
HCL Technologies	509,268	4,639,423
Rural Electrification	1,665,810	13,929,667
		27,537,334
Indonesia – 2.13%
Perusahaan Gas Negara	35,210,000	15,955,301
		15,955,301
Kazakhstan – 0.83%
KazMunaiGas Exploration
Production GDR	360,736	6,204,659
		6,204,659
Malaysia – 1.08%
Maxis	4,772,800	8,115,754
		8,115,754
Mexico – 5.41%
* Banco Compartamos	1,406,000	9,904,214
* Grupo Aeroportuario del
Pacifico ADR	232,400	8,617,392
Grupo Mexico Series B	3,633,800	11,966,046
Grupo Televisa ADR	218,500	4,905,325
Kimberly-Clark de Mexico Class A	829,200	5,199,914
		40,592,891
Peru – 1.61%
Creditcorp	95,830	12,063,080
		12,063,080
Phillippines – 1.83%
Philippine Long Distance
Telephone ADR	221,000	13,730,730
		13,730,730
Poland – 0.93%
Bank Pekao	57,181	3,736,848
Polska Grupa Energetyczna	424,838	3,263,686
		7,000,534
Republic of Korea – 4.36%
KB Financial Group	238,911	10,622,988
KT&G	340,996	20,954,045
SK Telecom ADR	60,800	1,120,544
		32,697,577
Russia – 3.08%
Gazprom ADR	476,927	10,387,470
LUKOIL ADR	227,864	12,726,204
		23,113,674
South Africa – 6.67%
* African Bank Investments	2,687,257	13,787,100
Pretoria Portland Cement	1,191,965	5,683,235
Sasol	451,803	20,342,777
* Tiger Brands	382,532	10,256,408
		50,069,520
Taiwan – 11.26%
Asustek Computer	929,984	7,551,087
* Chunghwa Telecom	1,528,545	3,576,012

2010 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Taiwan (continued)
Chunghwa Telecom ADR	491,548	$11,502,223
Far EasTone Telecommunications	3,906,765	5,623,035
HTC	241,400	5,450,332
Lite-On Technology	6,789,598	8,973,677
MediaTek	890,644	11,203,994
President Chain Store	2,510,715	9,967,387
Taiwan Semiconductor Manufacturing	10,042,588	20,606,912
		84,454,659
Thailand – 3.32%
Kasikornbank Foreign	1,255,354	5,283,053
Kasikornbank NVDR	1,135,000	4,435,371
PTT PCL Foreign	1,496,400	15,143,928
		24,862,352
Turkey – 6.78%
* Tofas Turk Otomobil Fabrikasi	1,195,923	6,630,117
Tupras Turkiye Petrol Rafine	579,787	15,566,108
Turkcell Iletisim Hizmet	2,129,465	15,443,819
Turkiye Garanti Bankasi	2,151,345	13,202,117
		50,842,161
Total Common Stock
(cost $596,623,634)		711,743,441

Preferred Stock – 4.03%
Brazil – 2.57%
AES Tiete 11.59%	253,100	3,511,145
Investimentos Itau 2.50%	2,018,116	15,789,516
		19,300,661
Republic of Korea – 1.46%
Hyundai Motor 1.80%	67,539	3,729,810
Samsung Electronics 2.09%	14,659	7,208,917
		10,938,727
Total Preferred Stock
(cost $21,704,896)		30,239,388

	Principal
	Amount
≠Discount Note – 1.19%
Federal Home Loan Bank
0.10% 11/1/10	$8,932,080	8,932,080
Total Discount Note
(cost $8,932,080)		8,932,080

Total Value of Securities Before
Securities Lending Collateral – 100.10%
(cost $627,260,610)		750,914,909

	Number of
	Shares
Securities Lending Collateral** – 3.03%
Investment Companies
Delaware Investments Collateral
Fund No. 1	22,046,929	22,046,929
BNY Mellon SL DBT II
Liquidating Fund	661,412	642,297
@† Mellon GSL Reinvestment Trust II	575,855	29,772
Total Securities Lending Collateral
(cost $23,284,196)		22,718,998

Total Value of Securities – 103.13%
(cost $650,544,806)		773,633,907 ©
Obligation to Return Securities
Lending Collateral** – (3.11%)		(23,284,196)
Liabilities Net of Receivables and
Other Assets – (0.02%)		(159,259)
Net Assets Applicable to 65,698,551
Shares Outstanding; Equivalent to
$11.42 Per Share – 100.00%		$750,190,452

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$639,917,417
Undistributed net investment income		15,442,928
Accumulated net realized loss on investments		(27,272,045)
Net unrealized appreciation of investments
and foreign currencies		122,102,152
Total net assets		$750,190,452

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 70 in “Country and sector allocations.”
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $1,754,837, which represented 0.23% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $2,606,068, which represented 0.35% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at time of purchase.
**	See Note 9 in “Notes to financial statements.”
†	Non income producing security.
©	Includes $22,062,908 of securities loaned.

2010 Annual report • Delaware Pooled Trust

(continues)       107

Statements of net assets

Delaware Pooled® Trust — The Emerging Markets Portfolio

Summary of Abbreviations:
ADR — American Depositary Receipts
GDR — Global Depositary Receipts
HKD — Hong Kong Dollar
MNB — Mellon National Bank
MYR — Malaysian Ringgit
NVDR — Non-Voting Depositary Receipts
TRY — Turkish Lira
TWD — Taiwan Dollar
USD — United States Dollar
ZAR — South African Rand

1The following foreign currency exchange contracts were outstanding at October 31, 2010:

Foreign Currency Exchange Contracts
						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
MNB	HKD	1,028,085	USD	(132,524)	11/1/10	$113
MNB	HKD	3,351,101	USD	(432,082)	11/2/10	260
MNB	MYR	(1,170,902)	USD	376,287	11/1/10	87
MNB	TRY	(872,664)	USD	610,788	11/1/10	2,550
MNB	TWD	(39,128,165)	USD	1,270,024	11/1/10	(8,522)
MNB	ZAR	(2,601,237)	USD	372,004	11/2/10	900
						$(4,612)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in ”Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Emerging Markets Portfolio II
October 31, 2010

		Number of	Value
		Shares	(U.S. $)
Common Stock – 98.08%Δ
Argentina – 1.49%
@	Cresud ADR	6,200	$121,954
@	IRSA Inversiones y Representaciones ADR	3,100	47,492
			169,446
Australia – 0.47%
	Alumina ADR	6,700	53,533
			53,533
Brazil – 16.61%
	All America Latina Logistica	4,700	44,425
	Banco Bradesco ADR	4,730	98,384
	Banco Santander Brasil ADR	12,800	184,320
	Brasil Foods ADR	7,000	102,410
†	Braskem ADR	5,200	108,420
	Centrais Eletricas Brasileiras ADR	12,800	178,816
	Cyrela Brazil Realty
	Empreendimentos e Participacoes	4,880	67,067
†	Fibria Celulose ADR	5,300	95,188
†	Hypermarcas	3,400	56,160
	Light	4,100	51,624
	Petroleo Brasileiro ADR	12,000	409,440
	Santos Brasil Participacoes	6,400	85,775
	Vale ADR	10,300	331,042
	Vivo Participacoes	2,600	74,464
			1,887,535
China – 16.82%
	Bank of China	190,000	113,736
	China Construction Bank	81,860	78,045
	China Mobile ADR	4,500	231,166
	China Petroleum & Chemical ADR	500	47,655
	China Telecom	62,000	32,075
	China Unicom ADR	9,000	126,000
	CNOOC ADR	200	41,784
	Datang International
	Power Generation	118,000	47,497
	Fosun International	90,000	73,846
†	Foxconn International Holdings	55,000	40,587
	Franshion Properties China	100,000	32,382
	Guangshen Railway ADR	3,900	79,326
†	Hollysys Automation Technologies	5,200	65,728
	Huadian Power International	200,000	45,928
@	Huaneng Power International ADR	5,300	121,317
	Industrial & Commercial
	Bank of China	131,100	105,540
	PetroChina ADR	800	98,360
†	Shanda Games ADR	6,300	42,210
†	Shanda Interactive
	Entertainment ADR	3,000	121,230
	Shanghai Forte Land	164,000	48,875
†	Sina	1,500	84,450
†	Sohu.com	1,900	141,550
†	Tianjin Development Holdings	56,000	43,203
	Tingyi Cayman Islands Holding	10,000	27,221
	Tsingtao Brewery	4,000	21,390
			1,911,101
Hungary – 0.78%
	OTP Bank	2,973	88,330
			88,330
India – 1.22%
#	Reliance Industries GDR 144A	2,800	138,516
			138,516
Indonesia – 1.00%
	Tambang Batubara Bukit Asam	23,000	50,568
	United Tractors	25,500	63,340
			113,908
Israel – 0.50%
	Israel Chemicals	3,700	56,594
			56,594
Malaysia – 2.66%
@	Hong Leong Bank	16,200	47,595
@	KLCC Property Holdings	45,200	47,946
	Malayan Banking	38,700	111,957
†	UEM Land Holdings	133,100	94,980
			302,478
Mexico – 4.19%
	America Movil Class L ADR	900	51,534
	Cemex ADR	16,300	142,951
†	Empresas ICA ADR	5,300	55,862
	Fomento Economico
	Mexicano ADR	1,400	76,874
	Grupo Televisa ADR	4,500	101,025
	Wal-Mart de Mexico	17,469	47,808
			476,054
Peru – 1.52%
	Cia de Minas Buenaventura ADR	1,600	84,864
	Creditcorp	700	88,116
			172,980
Philippines – 0.49%
	Philippine Long Distance Telephone ADR	900	55,917
			55,917
Poland – 3.04%
	Polska Grupa Energetyczna	12,510	96,104
	Polski Koncern Naftowy Orlen	4,282	60,398
	Powszechna Kasa Oszczednosci
	Bank Polski	3,940	62,194
	Powszechny Zaklad Ubezpieczen	953	126,398
			345,094
Republic of Korea – 13.28%
	KB Financial Group ADR	5,200	233,480
	KT ADR	6,100	126,209
	KT&G	621	38,160
	LG Display ADR	2,700	46,467
	LG Electronics	1,245	109,719
	LG Uplus	11,670	75,759
	Lotte Chilsung Beverage	165	113,130
	Lotte Confectionery	70	76,567
	POSCO ADR	1,000	103,940
	Samsung Electronics	374	247,782
2010 Annual report • Delaware Pooled Trust

(continues)          109

Statements of net assets

Delaware Pooled® Trust — The Emerging Markets Portfolio II

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Republic of Korea (continued)
Samsung Life Insurance	880	$78,648
SK Telecom ADR	14,100	259,864
		1,509,725
Russia – 5.64%
Gazprom ADR	7,300	158,994
LUKOIL ADR	1,200	67,020
MMC Norilsk Nickel ADR	4,500	84,267
† Rosneft Oil GDR	12,900	89,739
@ Sberbank	60,580	200,762
VTB Bank GDR	6,000	39,720
		640,502
South Africa – 6.10%
ABSA Group	2,483	48,202
† Anglo Platinum	830	82,110
ArcelorMittal Steel South Africa	7,718	88,637
Impala Platinum Holdings	1,994	56,361
Sasol ADR	2,300	104,075
Standard Bank Group	6,020	88,773
Vodacom Group	23,447	225,263
		693,421
Taiwan – 8.14%
Asustek Computer	20,000	162,391
Cathay Financial Holding	36,750	56,257
Chunghwa Telecom ADR	3,500	81,900
Fubon Financial Holding	65,097	79,762
Hon Hai Precision Industry	31,160	118,104
HTC	4,200	94,828
MediaTek	2,004	25,210
Taiwan Semiconductor
Manufacturing	42,000	86,182
Taiwan Semiconductor
Manufacturing ADR	9,000	98,190
United Microelectronics	258,000	122,656
		925,480
Thailand – 1.89%
Bangkok Bank	12,300	61,212
PTT	7,700	77,926
@ PTT Exploration & Production	5,800	33,126
Siam Cement NVDR	4,000	42,218
		214,482
Turkey – 3.19%
Akbank	7,956	49,933
† Torunlar Gayrimenkul
Yatirim Ortakligi	11,868	55,864
Turk Sise ve Cam Fabrikalari	35,449	66,251
Turkcell Iletisim Hizmet ADR	8,100	145,232
Turkiye Is Bankasi Class C	10,009	45,020
		362,300
United Kingdom – 0.51%
Anglo American ADR	2,500	58,116
		58,116
United States – 8.54%
Archer-Daniels-Midland	6,900	229,908
Bunge	4,500	270,315
† MEMC Electronic Materials	9,900	126,918
† Yahoo	20,800	343,408
		970,549
Total Common Stock
(cost $9,884,804)		11,146,061

Total Value of Securities – 98.08%
(cost $9,884,804)		11,146,061
Receivables and Other Assets
Net of Liabilities – 1.92%		218,416
Net Assets Applicable to 1,176,473 Shares
Outstanding; Equivalent to $9.66
Per Share – 100.00%		$11,364,477

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$10,000,017
Undistributed net investment income		13,320
Accumulated net realized gain on investments		86,846
Net unrealized appreciation of investments		1,264,294
Total net assets		$11,364,477

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 71 in “Country and sector allocations.”
†	Non income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $138,516, which represented 1.22% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $620,192, which represented 5.46% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

2010 Annual report • Delaware Pooled Trust

Summary of Abbreviations:
ADR — American Depositary Receipts
GDR — Global Depositary Receipts
HKD — Hong Kong Dollar
MNB — Mellon National Bank
NVDR — Non-Voting Depositary Receipts
USD — United States Dollar

1 The following foreign currency exchange contract was outstanding at October 31, 2010:

Foreign Currency Exchange Contract
	Contract to		Settlement	Unrealized
Counterparty	Deliver	In Exchange For	Date	Depreciation
MNB	HKD (460,577)	USD 59,379	11/2/10	$42

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in ”Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

(continues)       111

Statements of net assets

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio
October 31, 2010

		Number of	Value
		Shares	(U.S. $)
Common Stock – 93.62%Δ
Australia – 7.43%
	Charter Hall Office REIT	69,262	$177,792
*	Commonwealth Property Office Fund	462,801	414,888
	FKP Property Group	169,367	155,981
	Goodman Group	617,970	381,437
	GPT Group	98,945	270,466
†=@	GPT Group-In Specie	1,337,300	0
	Stockland	113,359	418,709
	Westfield Group	219,339	2,660,431
			4,479,704
Belgium – 0.73%
	Cofinimmo	3,111	443,782
			443,782
Canada – 5.31%
	Boardwalk Real Estate Investment Trust	10,783	453,036
*	Canadian Real Estate Investment Trust	26,912	845,700
	Dundee Real Estate Investment Trust	12,364	354,106
	First Capital Realty	32,564	487,550
*	H&R Real Estate Investment Trust	33,671	674,146
*	RioCan Real Estate Investment Trust	17,066	385,696
			3,200,234
France – 2.88%
	Klepierre	11,934	464,209
*	Unibail-Rodamco	6,112	1,273,359
			1,737,568
Germany – 0.92%
*@	Alstria Office REIT	39,539	553,291
			553,291
■Hong Kong/China – 15.21%
*	Champion REIT	1,700,155	936,580
	China Overseas Land & Investment	211,164	444,054
	China Resources Land	60,000	118,278
	Great Eagle Holdings	298,000	891,934
	Hang Lung Properties	187,642	918,692
	Henderson Land Development	88,655	629,635
*	Hongkong Land Holdings	205,000	1,414,500
	Link REIT	194,500	599,716
	Renhe Commercial Holdings	1,180,000	225,306
	Sun Hung Kai Properties	174,735	2,993,685
			9,172,380
Japan – 9.50%
	Japan Prime Realty Investment	129	320,476
	Japan Real Estate Investment	26	250,419
	Japan Retail Fund Investment	333	520,203
	Mitsubishi Estate	95,512	1,673,670
*	Mitsui Fudosan	85,446	1,615,154
	Nippon Accommodations Fund	86	512,484
	Sumitomo Realty & Development	24,900	542,778
*	United Urban Investment	43	295,520
			5,730,704
Netherlands – 2.36%
*	Corio	7,817	574,189
*	Vastned Retail	8,293	576,492
*	Wereldhave	2,660	270,462
			1,421,143
Singapore – 6.70%
	CapitaLand	232,145	697,708
	CapitaMall Trust	465,177	711,621
	CDL Hospitality Trusts	142,000	234,783
	Keppel Land	146,913	502,839
	Mapletree Logistics Trust	914,760	636,084
	Parkway Life Real Estate
	Investment Trust	269,812	348,131
	Suntec Real Estate Investment Trust	757,712	913,259
			4,044,425
Switzerland – 1.03%
	PSP Swiss Property	8,096	621,852
			621,852
United Kingdom – 4.59%
	British Land	108,627	886,716
	Hammerson	106,488	714,855
	Segro	83,575	396,745
	Shaftesbury	107,853	769,808
			2,768,124
United States – 36.96%
	Alexandria Real Estate Equities	5,912	434,414
	Apartment Investment &
	Management	17,776	414,359
*	AvalonBay Communities	4,140	440,123
	BioMed Realty Trust	18,149	333,034
*	Boston Properties	11,246	969,293
*	BRE Properties	12,663	543,623
	Camden Property Trust	13,992	693,863
†	Campus Crest Communities	4,809	60,113
*	CBL & Associates Properties	19,111	299,660
	Colonial Properties Trust	13,845	248,241
	DiamondRock Hospitality	29,953	316,903
*	Digital Realty Trust	15,531	927,667
*	DuPont Fabros Technology	10,322	259,082
	Entertainment Properties Trust	17,945	829,597
	Equity Lifestyle Properties	5,577	317,443
	Equity Residential	18,998	923,873
	Extra Space Storage	16,651	269,746
*	Federal Realty Investment Trust	8,515	698,060
	First Potomac Realty Trust	15,222	250,859
*†	Forest City Enterprises Class A	31,648	461,744
*†	Gaylord Entertainment	7,887	262,953
	HCP	20,204	727,546
*	Healthcare Realty Trust	7,208	174,001
*	Host Hotels & Resorts	50,099	796,073
*	Kimco Realty	29,606	510,111
	Lexington Reality Trust	28,406	220,999
	Macerich	12,506	557,893
	Nationwide Health Properties	18,613	759,969
*	Omega Healthcare Investors	14,067	323,541
	ProLogis	34,171	466,434
*	Public Storage	14,581	1,446,727
	Ramco-Gershenson Properties Trust	12,718	147,274
*	Regency Centers	7,200	303,696

2010 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
United States (continued)
Simon Property Group	26,209	$2,516,587
SL Green Realty	6,165	405,164
Starwood Hotels & Resorts Worldwide	5,059	273,894
† Strategic Hotel & Resorts	24,503	111,489
* Taubman Centers	2,201	102,170
UDR	13,471	302,828
* Ventas	12,743	682,515
Vornado Realty Trust	11,428	998,693
* Washington Real Estate
Investment Trust	8,303	265,945
* Weingarten Realty Investors	10,101	243,737
		22,291,936
Total Common Stock
(cost $48,140,489)		56,465,143

Preferred Stock – 0.36%
* Public Storage	8,700	218,457
Total Preferred Stock (cost $196,961)		218,457

	Principal
	Amount (U.S. $)
≠Discount Note – 5.04%
Federal Home Loan Bank
0.10% 11/1/10	$ 3,040,027	3,040,027
Total Discount Note
(cost $3,040,027)		3,040,027
Total Value of Securities Before Securities
Lending Collateral – 99.02%
(cost $51,377,477)		59,723,627

	Number of
	Shares
Securities Lending Collateral** – 19.06%
Investment Companies
Delaware Investments Collateral
Fund No. 1	11,278,697	11,278,697
BNY Mellon SL DBT II
Liquidating Fund	201,509	195,685
@† Mellon GSL Reinvestment Trust II	415,589	21,486

Total Securities Lending Collateral
(cost $11,895,795)		11,495,868

Total Value of Securities – 118.08%
(cost $63,273,272)		$71,219,495 ©
Obligation to Return Securities
Lending Collateral** – (19.72%)		(11,895,795)
Receivables and Other Assets Net of
Liabilities – 1.64%		991,395
Net Assets Applicable to 10,413,677
Shares Outstanding – 100.00%		$60,315,095

Net Asset Value – Delaware Pooled Trust® –
The Global Real Estate Securities Portfolio
Original Class ($60,307,473 / 10,412,358 Shares)		$5.79
Net Asset Value – Delaware Pooled Trust –
The Global Real Estate Securities Portfolio
Class P ($7,622 / 1,319 Shares)		$5.78

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$164,489,347
Undistributed net investment income		2,001,250
Accumulated net realized loss on investments		(114,140,020)
Net unrealized appreciation of investments
and foreign currencies		7,964,518
Total net assets		$60,315,095

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 72 in “Country and sector allocations.”
*	Fully or partially on loan.
†	Non income producing security.
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $574,777, which represented 0.95% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
≠	The rate shown is the effective yield at time of purchase.
**	See Note 9 in “Notes to financial statements.”
©	Includes $11,121,416 of securities loaned.

Summary of Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
EUR — European Monetary Unit
MNB — Mellon National Bank
REIT — Real Estate Investment Trust
SGD — Singapore Dollar
USD — United States Dollar

2010 Annual report • Delaware Pooled Trust

(continues)       113

Statements of net assets

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

1The following foreign currency exchange contracts were outstanding at October 31, 2010:

Foreign Currency Exchange Contracts
	Contracts to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Depreciation
MNB	AUD	(162,940)	USD	158,443	11/3/10	$1,102
MNB	CAD	(369,047)	USD	359,100	11/1/10	2,721
MNB	EUR	(406,562)	USD	561,666	11/2/10	4,121
MNB	SGD	124,563	USD	(96,277)	11/3/10	37
						$7,981

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in ”Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Global Fixed Income Portfolio
October 31, 2010

	Principal		Value
	Amount°		(U.S. $)
Bonds – 98.00%
Australia – 6.99%
Australian Government
5.25% 3/15/19	AUD	5,700,000	$5,612,408
6.00% 2/15/17	AUD	4,090,000	4,197,787
			9,810,195
Austria – 2.46%
Oesterreichische Kontrollbank
4.875% 2/16/16	USD	3,000,000	3,455,412
			3,455,412
Denmark – 3.29%
Kingdom of Denmark
2.75% 11/15/11	USD	4,500,000	4,613,355
			4,613,355
France – 4.11%
Agence Francaise de
Developement
1.80% 6/19/15	JPY	440,000,000	5,764,856
			5,764,856
Germany – 6.85%
KFW 5.25% 7/4/12	EUR	1,850,000	2,751,114
Rentenbank
1.375% 4/25/13	JPY	429,000,000	5,476,213
5.00% 2/15/13	USD	1,260,000	1,383,878
			9,611,205
Greece – 2.06%
Hellenic Government
5.25% 5/18/12	EUR	2,200,000	2,894,569
			2,894,569
Ireland – 4.50%
Irish Government
4.50% 10/18/18	EUR	1,829,000	2,244,882
5.00% 4/18/13	EUR	2,900,000	4,062,292
			6,307,174
Italy – 7.32%
Italy Buoni Poliennali Del Tesoro
4.00% 2/1/37	EUR	3,800,000	4,794,148
4.75% 2/1/13	EUR	1,200,000	1,767,762
Republic of Italy
3.70% 11/14/16	JPY	270,000,000	3,707,528
			10,269,438
Japan – 7.59%
Development Bank of Japan
2.30% 3/19/26	JPY	100,000,000	1,346,935
Japan Finance Organization
for Municipal Enterprises
1.55% 2/21/12	JPY	95,000,000	1,199,995
2.00% 5/9/16	JPY	240,000,000	3,244,141
Japan Government
10 Year Bond
1.20% 6/20/11	JPY	335,000,000	4,191,682
30 Year Bond
2.30% 6/20/35	JPY	50,000,000	665,641
			10,648,394
Netherlands – 3.58%
Deutsche Telekom
International Finance
8.75% 6/15/30	USD	758,000	1,054,524
ING Bank
3.90% 3/19/14	USD	1,360,000	1,484,818
•6.125% 5/29/23	EUR	896,000	1,410,415
Telefonica Europe
8.25% 9/15/30	USD	818,000	1,073,191
			5,022,948
Norway – 4.70%
Eksportfinans 1.60% 3/20/14	JPY	512,000,000	6,590,003
			6,590,003
Poland – 3.96%
Poland Government
5.25% 10/25/17	PLN	16,000,000	5,553,660
			5,553,660
Qatar – 1.82%
# Qatar Government
International Bond 144A
5.25% 1/20/20	USD	2,300,000	2,547,250
			2,547,250
Slovenia – 1.11%
Slovenia Government
4.375% 2/6/19	EUR	1,050,000	1,556,473
			1,556,473
Spain – 5.46%
Instituto de Credito Oficial
1.50% 9/20/12	JPY	150,000,000	1,835,208
5.375% 7/2/12	USD	1,100,000	1,151,910
Spanish Government
4.40% 1/31/15	EUR	2,700,000	3,981,543
Telefonica Emisiones
5.877% 7/15/19	USD	600,000	688,721
			7,657,382
Supranational – 10.06%
Asian Development Bank
2.35% 6/21/27	JPY	270,000,000	3,679,164
European Investment Bank
1.40% 6/20/17	JPY	304,000,000	3,993,819
1.90% 1/26/26	JPY	220,000,000	2,874,264
Nordic Investment Bank
1.70% 4/27/17	JPY	270,000,000	3,560,983
			14,108,230
United Kingdom – 5.44%
HSBC Holdings
6.25% 3/19/18	EUR	900,000	1,462,241
• Lloyds TSB Bank
5.625% 3/5/18	EUR	1,237,000	1,778,777
# Royal Bank of Scotland 144A
4.875% 8/25/14	USD	2,150,000	2,303,122
Standard Chartered Bank
5.875% 9/26/17	EUR	850,000	1,324,605
• Standard Life
6.375% 7/12/22	EUR	540,000	765,045
			7,633,790

2010 Annual report • Delaware Pooled Trust

(continues)       115

Statements of net assets

Delaware Pooled® Trust — The Global Fixed Income Portfolio

	Principal		Value
	Amount°		(U.S. $)
Bonds (continued)
United States – 16.70%
Bank of America
5.65% 5/1/18	USD	2,000,000	$2,108,182
7.625% 6/1/19	USD	425,000	498,335
U.S. Treasury Bonds
4.50% 5/15/38	USD	800,000	873,375
7.50% 11/15/24	USD	240,000	357,750
U.S. Treasury Notes
1.875% 8/31/17	USD	1,650,000	1,652,320
2.375% 3/31/16	USD	4,300,000	4,532,136
3.625% 8/15/19	USD	2,600,000	2,852,281
3.75% 11/15/18	USD	3,800,000	4,238,782
4.00% 8/15/18	USD	5,000,000	5,677,346
• Zurich Finance
4.50% 6/15/25	EUR	450,000	643,067
			23,433,574
Total Bonds
(cost $121,323,574)			137,477,908

≠Discount Note – 0.83%
Federal Home Loan Bank
0.10% 11/1/10	USD	1,161,010	1,161,010
Total Discount Note
(cost $1,161,010)			1,161,010

Total Value of Securities – 98.83%
(cost $122,484,584)			138,638,918
Receivables and Other Assets
Net of Liabilities – 1.17%			1,641,712
Net Assets Applicable to 12,005,390 Shares
Outstanding; Equivalent to
$11.68 Per Share – 100.00%			$140,280,630

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)			$120,687,453
Undistributed net investment income			4,027,932
Accumulated net realized loss on investments			(736,781)
Net unrealized appreciation of investments
and foreign currencies			16,302,026
Total net assets			$140,280,630

°Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
PLN — Polish Zloty
USD — United States Dollar

•	Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
≠	The rate shown is the effective yield at the time of purchase.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $4,850,372, which represented 3.46% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

MNB — Mellon National Bank

1The following foreign cross currency exchange contract was outstanding at October 31, 2010:

Foreign Cross Currency Exchange Contracts

				Unrealized
Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Appreciation
MNB	EUR (5,117,379)	GBP 4,490,500	1/28/11	$75,931

The use of foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The International Fixed Income Portfolio
October 31, 2010

	Principal		Value
	Amount°		(U.S. $)
Bonds – 98.00%
Australia – 6.85%
Australian Government
5.25% 3/15/19	AUD	1,100,000	$1,083,096
6.00% 2/15/17	AUD	370,000	379,751
			1,462,847
Austria – 2.63%
Republic of Austria
5.25% 1/4/11	EUR	400,000	560,699
			560,699
Finland – 3.97%
Finnish Government
5.375% 7/4/13	EUR	550,000	848,007
			848,007
France – 10.75%
Agence Francaise de
Developement 1.80% 6/19/15	JPY	70,000,000	917,137
Dexia Municipal Agency
1.55% 10/31/13	JPY	5,000,000	63,155
1.80% 5/9/17	JPY	35,000,000	438,023
France Government
5.75% 10/25/32	EUR	460,000	877,549
			2,295,864
Germany – 12.20%
Bayerische Landesbank
1.40% 4/22/13	JPY	28,000,000	354,575
Deutschland Republic
6.50% 7/4/27	EUR	430,000	872,082
KFW 5.00% 7/4/11	EUR	340,000	486,056
Rentenbank 1.375% 4/25/13	JPY	70,000,000	893,555
			2,606,268
Greece – 1.95%
Hellenic Republic Government
4.60% 7/20/18	EUR	440,000	416,764
			416,764
Ireland – 4.42%
Irish Government
4.50% 10/18/18	EUR	120,000	147,286
5.00% 4/18/13	EUR	400,000	560,316
5.40% 3/13/25	EUR	200,000	235,547
			943,149
Italy – 4.54%
Italy Buoni Poliennali Del Tesoro
5.25% 8/1/17	EUR	450,000	702,024
Republic of Italy
4.50% 6/8/15	JPY	19,000,000	266,957
			968,981
Japan – 12.86%
Development Bank of Japan
1.05% 6/20/23	JPY	55,000,000	662,086
Japan Finance Organization for
Municipal Enterprises
1.35% 11/26/13	JPY	63,000,000	809,827
1.55% 2/21/12	JPY	22,000,000	277,894
Japan Government
10 Yr Bond 1.50% 9/20/18	JPY	20,000,000	265,498
20 Yr Bond 1.90% 3/22/21	JPY	54,000,000	731,127
			2,746,432
Netherlands – 7.34%
Bank Nederlandse Gemeenten
1.85% 11/7/16	JPY	72,000,000	940,390
• ING Bank 6.125% 5/29/23	EUR	160,000	251,860
Netherlands Government
3.75% 7/15/14	EUR	250,000	376,009
			1,568,259
Norway – 3.31%
Eksportfinans
1.60% 3/20/14	JPY	55,000,000	707,910
			707,910
Poland – 3.74%
Poland Government
5.25% 10/25/17	PLN	1,700,000	590,076
5.75% 9/23/22	PLN	590,000	207,991
			798,067
Slovenia – 1.73%
Republic of Slovenia
4.375% 2/6/19	EUR	250,000	370,589
			370,589
Spain – 2.34%
Spanish Government
4.85% 10/31/20	EUR	340,000	499,402
			499,402
Supranational – 13.41%
Asian Development Bank
2.35% 6/21/27	JPY	60,000,000	817,592
European Investment Bank
1.25% 9/20/12	JPY	57,000,000	722,863
2.15% 1/18/27	JPY	20,000,000	269,252
Nordic Investment Bank
1.70% 4/27/17	JPY	80,000,000	1,055,105
			2,864,812
United Kingdom – 5.42%
HSBC Holdings 6.25% 3/19/18	EUR	150,000	243,707
• Lloyds TSB Bank 5.625% 3/5/18	EUR	175,000	251,646
Royal Bank of Scotland
5.375% 9/30/19	EUR	200,000	287,731
Standard Chartered Bank
5.875% 9/26/17	EUR	150,000	233,754
• Standard Life 6.375% 7/12/22	EUR	100,000	141,675
			1,158,513
United States – 0.54%
• Zurich Finance USA
4.50% 6/15/25	EUR	80,000	114,323
			114,323
Total Bonds
(cost $17,904,724)			20,930,886

≠Discount Note – 0.59%
Federal Home Loan Bank
0.10% 11/1/10	USD	126,001	126,001
Total Discount Note
(cost $126,001)			126,001

2010 Annual report • Delaware Pooled Trust

(continues)       117

Statements of net assets

Delaware Pooled® Trust — The International Fixed Income Portfolio

Total Value of Securities – 98.59%
(cost $18,030,725)	$21,056,887
Receivables and Other Assets
Net of Liabilities – 1.41%	301,333
Net Assets Applicable to 1,759,265
Shares Outstanding; Equivalent to
$12.14 Per Share – 100.00%	$21,358,220

Components of Net Assets at October 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)	$18,385,025
Undistributed net investment income	493,474
Accumulated net realized loss on investments	(576,024)
Net unrealized appreciation of investments
and foreign currencies	3,055,745
Total net assets	$21,358,220

°Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
PLN — Polish Zloty
USD — United States Dollar

•	Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
≠	The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
MNB — Mellon National Bank
Yr — Year

1 The following foreign cross currency exchange contract was outstanding at October 31, 2010:

Foreign Cross Currency Exchange Contract
			Settlement	Unrealized
Counterparty	Contract to Deliver	In Exchange For	Date	Appreciation
MNB	EUR (1,089,459)	GBP 956,000	1/28/11	$16,165

The use of foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

2010 Annual report • Delaware Pooled Trust

Statements of operations

Delaware Pooled® Trust
Year Ended October 31, 2010

	The		The	The
	Large-Cap	The	Large-Cap	Focus Smid-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$322,378	$47,220	$1,815,022	$22,616
Interest	316	7,330	1,447	10
Securities lending income	—	—	16,233	—
Foreign tax withheld	—	(1,846)	(43,541)	(345)
	322,694	52,704	1,789,161	22,281
Expenses:
Management fees	56,148	72,984	1,315,358	26,880
Registration fees	16,815	16,404	20,173	2,175
Audit and tax	11,208	11,329	22,434	10,836
Dues and services	7,112	7,337	8,358	2,389
Dividend disbursing and transfer agent fees and expenses	4,374	3,757	21,938	3,920
Accounting and administration expenses	4,055	3,865	94,981	1,423
Reports and statements to shareholders	1,338	1,790	7,480	1,884
Legal fees	1,015	964	22,837	318
Pricing fees	691	702	697	707
Trustees’ fees	615	554	13,842	202
Insurance fees	426	424	10,247	118
Custodian fees	198	564	4,863	745
Consulting fees	157	153	3,319	37
Trustees' expenses	46	41	1,015	12
	104,198	120,868	1,547,542	51,646
Less fees waived	(32,535)	(34,142)	—	(18,668)
Less expense paid indirectly	—	(1)	(2)	—

Total operating expenses	71,663	86,725	1,547,540	32,978

Net Investment Income (Loss)	251,031	(34,021)	241,621	(10,697)

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	(282,221)	918,278	(2,867,161)	793,967
Foreign currencies	—	(3,947)	—	(699)
Foreign currency exchange contracts	—	—	—	(513)
Net realized gain (loss)	(282,221)	914,331	(2,867,161)	792,755
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	1,308,792	947,840	50,038,601	569,157
Net Realized and Unrealized Gain
on Investments and Foreign Currencies	1,026,571	1,862,171	47,171,440	1,361,912

Net Increase In Net Assets
Resulting from Operations	$1,277,602	$1,828,150	$47,413,061	$1,351,215

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)       119

Statements of operations

Delaware Pooled® Trust

	The	The
	Real Estate	Delaware	The	The
	Investment	Macquarie	Core Focus	High-Yield
	Trust	Real Estate	Fixed Income	Bond
	Portfolio II	Portfolio*	Portfolio	Portfolio
Investment Income:
Dividends	$107,052	$15,808	$2,929	$16,019
Interest	83	53	687,271	2,251,988
Securities lending income	—	—	2,876	11,441
Foreign tax witheld	—	(710)	—	—
	107,135	15,151	693,076	2,279,448
Expenses:
Management fees	29,009	5,601	77,758	103,845
Registration fees	14,258	8,570	19,374	13,797
Audit and tax	10,795	11,251	11,602	11,833
Dues and services	6,454	1,605	5,960	5,848
Dividend disbursing and transfer agent fees and expenses	3,917	1,152	5,071	6,419
Custodian fees	1,786	990	3,599	2,367
Accounting and administration expenses	1,537	295	7,720	9,162
Pricing fees	803	378	11,342	10,967
Legal fees	426	14,987	1,764	2,249
Reports and statements to shareholders	335	1,079	923	1,128
Trustees’ fees	233	30	1,123	1,311
Insurance fees	212	—	906	857
Consulting fees	74	—	241	330
Trustees' expenses	19	2	83	89
	69,858	45,940	147,466	170,202
Less fees waived	(32,987)	(38,860)	(63,537)	(33,981)

Total operating expenses	36,871	7,080	83,929	136,221

Net Investment Income	70,264	8,071	609,147	2,143,227

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	1,591,763	58,108	714,769	1,971,654
Swap contracts	—	—	(15,513)	(1,365)
Foreign currencies	—	(878)	—	—
Foreign currency exchange contracts	—	620	—	—
Net realized gain	1,591,763	57,850	699,256	1,970,289
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(237,783)	287,379	268,406	351,969
Net Realized and Unrealized Gain
on Investments and Foreign Currencies	1,353,980	345,229	967,662	2,322,258

Net Increase In Net Assets
Resulting from Operations	$1,424,244	$353,300	$1,576,809	$4,465,485

*Commenced operations June 30, 2010.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

			The
	The	The	Labor Select	The
	Core Plus	International	International	Emerging
	Fixed Income	Equity	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$9,075	$36,217,539	$31,499,706	$26,948,917
Interest	2,726,333	5,055	14,511	10,758
Securities lending income	4,745	561,764	519,232	155,150
Foreign tax withheld	(4,062)	(2,856,317)	(2,421,177)	(2,900,898)
	2,736,091	33,928,041	29,612,272	24,213,927
Expenses:
Management fees	224,118	6,282,890	5,631,260	6,470,756
Accounting and administration expenses	20,696	332,723	298,200	256,891
Pricing fees	20,221	5,167	4,234	5,885
Registration fees	18,629	13,551	20,469	32,843
Custodian fees	14,266	285,440	277,777	523,630
Audit and tax	13,399	50,074	45,345	48,318
Dividend disbursing and transfer agent fees and expenses	7,573	71,336	61,066	52,516
Dues and services	6,243	11,444	9,984	9,340
Legal fees	4,681	81,962	72,233	64,871
Trustees’ fees	3,027	49,208	43,794	36,882
Insurance fees	2,265	37,034	32,253	25,454
Reports and statements to shareholders	2,228	35,136	30,309	24,319
Consulting fees	655	11,595	10,582	9,120
Trustees' expenses	230	8,794	3,148	4,927
	338,231	7,276,354	6,540,654	7,565,752
Less fees waived	(102,822)	—	—	—
Less expense paid indirectly	(1)	(5)	(4)	(2)

Total operating expenses	235,408	7,276,349	6,540,650	7,565,750

Net Investment Income	2,500,683	26,651,692	23,071,622	16,648,177

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	2,593,247	(13,717,688)	(17,220,194)	23,745,913
Redemptions in kind*	—	(3,581,435)	—	4,933,623
Futures contracts	148,121	—	—	—
Swap contracts	(54,473)	—	—	—
Foreign currencies	44,060	(119,056)	537,674	(460,157)
Foreign currency exchange contracts	(275,409)	(134,966)	(365,935)	(341,630)
Net realized gain (loss)	2,455,546	(17,553,145)	(17,048,455)	27,877,749
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	987,308	54,969,318	47,866,697	102,109,216
Net Realized and Unrealized Gain
on Investments and Foreign Currencies	3,442,854	37,416,173	30,818,242	129,986,965

Net Increase In Net Assets
Resulting from Operations	$5,943,537	$64,067,865	$53,889,864	$146,635,142

*See Note 12 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)       121

Statements of operations

Delaware Pooled® Trust

		The
	The	Global	The	The
	Emerging	Real Estate	Global Fixed	International
	Markets	Securities	Income	Fixed Income
	Portfolio II*	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$82,015	$2,304,754	$—	$—
Interest	—	5,383	4,478,057	601,409
Securities lending income	—	42,599	—	—
Foreign tax withheld	(8,007)	(87,300)	—	—
	74,008	2,265,436	4,478,057	601,409

Expenses:
Management fees	37,232	558,387	667,552	97,738
Audit and tax	11,455	14,721	17,354	11,626
Registration fees	9,948	35,307	12,279	13,694
Legal fees	9,204	4,839	12,229	2,180
Custodian fees	3,429	31,516	45,662	8,090
Reports and statements to shareholders	2,410	3,290	6,831	2,002
Pricing fees	2,388	5,767	4,183	3,794
Dues and services	1,704	8,820	5,015	4,517
Accounting and administration expenses	1,472	22,393	53,015	7,761
Dividend disbursing and transfer agent fees and expenses	1,376	13,555	13,804	5,029
Trustees' fees	173	3,256	7,731	1,124
Trustees' expenses	5	910	571	80
Consulting fees	—	736	1,820	271
Insurance fees	—	2,203	6,597	819
Distribution expenses – Class P	—	17	—	—
	80,796	705,717	854,643	158,725
Less fees waived	(28,777)	—	(50,660)	(41,211)
Less expense paid indirectly	—	—	(1)	—

Total operating expenses	52,019	705,717	803,982	117,514

Net Investment Income	21,989	1,559,719	3,674,075	483,895

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	86,846	6,311,094	1,565,092	71,313
Foreign currencies	14,823	126,681	586,973	129,778
Foreign currency exchange contracts	(23,492)	(327,682)	911,781	99,616
Net realized gain	78,177	6,110,093	3,063,846	300,707
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	1,264,294	4,475,820	6,182,029	1,035,146
Net Realized and Unrealized Gain
on Investments and Foreign Currencies	1,342,471	10,585,913	9,245,875	1,335,853

Net Increase In Net Assets
Resulting from Operations	$1,364,460	$12,145,632	$12,919,950	$1,819,748

*Commenced operations June 23, 2010.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

Statements of changes in net assets

Delaware Pooled® Trust

	The				The
	Large-Cap		The		Large-Cap
	Value Equity		Select 20		Growth Equity
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$251,031	$267,966	$(34,021)	$(25,945)	$241,621	$735,200
Net realized gain (loss) on investments
and foreign currencies	(282,221)	(737,530)	914,331	(2,570,253)	(2,867,161)	(59,658,707)
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	1,308,792	1,568,873	947,840	4,572,319	50,038,601	96,061,499
Net increase in net assets
resulting from operations	1,277,602	1,099,309	1,828,150	1,976,121	47,413,061	37,137,992

Dividends and Distributions to
Shareholders from:
Net investment income	(269,213)	(237,317)	—	(8,262)	(554,027)	(1,012,945)
Return of capital	—	—	—	(7,220)	—	—
	(269,213)	(237,317)	—	(15,482)	(554,027)	(1,012,945)
Capital Share Transactions:
Proceeds from shares sold	2,445,843	129,918	4,016,982	13,741	6,352,687	18,048,099
Net asset value of shares issued upon
reinvestment of dividends and distributions	236,772	210,805	—	—	384,354	776,299
	2,682,615	340,723	4,016,982	13,741	6,737,041	18,824,398
Cost of shares repurchased	(7,203,677)	(86,008)	(4,586,057)	(703,650)	(60,488,649)	(62,458,425)
Increase (decrease) in net assets derived
from capital share transactions	(4,521,062)	254,715	(569,075)	(689,909)	(53,751,608)	(43,634,027)

Net Increase (Decrease) In Net Assets	(3,512,673)	1,116,707	1,259,075	1,270,730	(6,892,574)	(7,508,980)

Net Assets:
Beginning of year	10,104,906	8,988,199	10,203,694	8,932,964	251,016,631	258,525,611
End of year	$6,592,233	$10,104,906	$11,462,769	$10,203,694	$244,124,057	$251,016,631

Undistributed net investment income	$187,798	$205,980	$—	$—	$164,775	$477,181

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)       123

Statements of changes in net assets
Delaware Pooled® Trust

					The
	The		The		Delaware
	Focus Smid-Cap		Real Estate		Macquarie
	Growth Equity		Investment Trust		Real Estate
	Portfolio		Portfolio II		Portfolio
	Year	Year	Year	Year	6/30/10*
	Ended	Ended	Ended	Ended	to
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$(10,697)	$6,254	$70,264	$156,684	$8,071
Net realized gain (loss) on investments
and foreign currencies	792,755	(1,424,073)	1,591,763	(2,692,436)	57,850
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	569,157	1,982,627	(237,783)	2,420,886	287,379
Net increase (decrease) in net assets
resulting from operations	1,351,215	564,808	1,424,244	(114,866)	353,300

Dividends and Distributions to
Shareholders from:
Net investment income	—	(36,642)	(148,549)	(295,942)	—
	—	(36,642)	(148,549)	(295,942)	—
Capital Share Transactions:
Proceeds from shares sold	2,004,183	544,671	—	—	2,000,017
Net asset value of shares issued upon
reinvestment of dividends and distributions	—	30,427	148,549	295,942	—
	2,004,183	575,098	148,549	295,942	2,000,017
Cost of shares repurchased	(2,192,256)	(1,957,935)	(3,888,879)	—	—
Increase (decrease) in net assets derived
from capital share transactions	(188,073)	(1,382,837)	(3,740,330)	295,942	2,000,017

Net Increase (Decrease) In Net Assets	1,163,142	(854,671)	(2,464,635)	(114,866)	2,353,317

Net Assets:
Beginning of period	3,450,134	4,304,805	5,230,788	5,345,654	—
End of period	$4,613,276	$3,450,134	$2,766,153	$5,230,788	$2,353,317

Undistributed net investment income	$—	$—	$29,791	$108,076	$8,482

*Commencement of operations.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

	The		The		The
	Core Focus		High-Yield		Core Plus
	Fixed Income		Bond		Fixed Income
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$609,147	$1,136,686	$2,143,227	$2,233,999	$2,500,683	$4,334,184
Net realized gain (loss) on investments
and foreign currencies	699,256	(860,626)	1,970,289	(2,020,762)	2,455,546	(2,467,074)
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	268,406	3,214,236	351,969	7,482,317	987,308	13,639,895
Net increase in net assets
resulting from operations	1,576,809	3,490,296	4,465,485	7,695,554	5,943,537	15,507,005

Dividends and Distributions to
Shareholders from:
Net investment income	(946,676)	(1,521,244)	(2,139,650)	(1,797,338)	(3,595,170)	(7,498,499)
	(946,676)	(1,521,244)	(2,139,650)	(1,797,338)	(3,595,170)	(7,498,499)
Capital Share Transactions:
Proceeds from shares sold	421,393	2,318,488	8,437,231	1,629,639	3,516,375	2,343,320
Net asset value of shares issued upon
reinvestment of dividends and distributions	905,776	797,612	2,139,649	1,797,337	3,595,169	7,498,498
	1,327,169	3,116,100	10,576,880	3,426,976	7,111,544	9,841,818
Cost of shares repurchased	(3,299,702)	(14,645,434)	(7,082,668)	(5,522,499)	(12,757,770)	(75,743,292)
Increase (decrease) in net assets derived
from capital share transactions	(1,972,533)	(11,529,334)	3,494,212	(2,095,523)	(5,646,226)	(65,901,474)

Net Increase (Decrease) In Net Assets	(1,342,400)	(9,560,282)	5,820,047	3,802,693	(3,297,859)	(57,892,968)

Net Assets:
Beginning of year	20,550,277	30,110,559	23,616,919	19,814,226	53,603,318	111,496,286
End of year	$19,207,877	$20,550,277	$29,436,966	$23,616,919	$50,305,459	$53,603,318

Undistributed net investment income	$486,815	$838,156	$1,817,897	$1,756,679	$2,294,011	$3,580,383

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)       125

Statements of changes in net assets
Delaware Pooled® Trust

	The		The		The
	International		Labor Select		Emerging
	Equity		International Equity		Markets
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$26,651,692	$28,061,648	$23,071,622	$21,462,006	$16,648,177	$14,098,651
Net realized gain (loss) on investments
and foreign currencies	(17,553,145)	(176,998,227)	(17,048,455)	(84,699,421)	27,877,749	(52,376,198)
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	54,969,318	272,398,584	47,866,697	177,115,167	102,109,216	281,676,826
Net increase in net assets
resulting from operations	64,067,865	123,462,005	53,889,864	113,877,752	146,635,142	243,399,279

Dividends and Distributions to
Shareholders from:
Net investment income	(28,823,614)	(88,843,079)	(22,976,321)	(45,431,913)	(13,508,314)	(18,560,863)
Net realized gain on investments	—	(115,309,708)	—	(21,957,887)	—	(77,673,850)
	(28,823,614)	(204,152,787)	(22,976,321)	(67,389,800)	(13,508,314)	(96,234,713)
Capital Share Transactions:
Proceeds from shares sold	64,318,903	175,739,074	33,763,426	57,798,530	99,252,230	35,854,925
Purchase reimbursement fees		—	—	—	549,874	175,506
Net asset value of shares issued
upon reinvestment of dividends
and distributions	14,979,774	117,359,230	22,846,615	67,389,800	13,194,917	95,274,293
	79,298,677	293,098,304	56,610,041	125,188,330	112,997,021	131,304,724
Cost of shares repurchased	(218,588,260)	(386,145,988)	(144,289,705)	(13,477,969)	(94,063,461)	(151,006,679)
Redemption reimbursement fees	—	—	—	—	491,691	783,765
	(218,588,260)	(386,145,988)	(144,289,705)	(13,477,969)	(93,571,770)	(150,222,914)
Increase (decrease) in net assets derived
from capital share transactions	(139,289,583)	(93,047,684)	(87,679,664)	111,710,361	19,425,251	(18,918,190)

Net Increase (Decrease) In Net Assets	(104,045,332)	(173,738,466)	(56,766,121)	158,198,313	152,552,079	128,246,376

Net Assets:
Beginning of year	913,056,462	1,086,794,928	797,717,745	639,519,432	597,638,373	469,391,997
End of year	$809,011,130	$913,056,462	$740,951,624	$797,717,745	$750,190,452	$597,638,373

Undistributed net investment income	$22,831,559	$25,053,862	$19,978,046	$19,711,006	$15,442,928	$13,025,164

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

		The
	The	Global
	Emerging	Real Estate
	Markets	Securities
	Portfolio II	Portfolio
	6/23/10*	Year	Year
	to	Ended	Ended
	10/31/10	10/31/10	10/31/09
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$21,989	$1,559,719	$1,916,944
Net realized gain (loss) on investments
and foreign currencies	78,177	6,110,093	(49,044,649)
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	1,264,294	4,475,820	47,409,914
Net increase in net assets
resulting from operations	1,364,460	12,145,632	282,209

Dividends and Distributions to Shareholders from:
Net investment income Original Class	—	(3,905,697)	(169,854)
Net investment income Class P	—	(444)	—
	—	(3,906,141)	(169,854)
Capital Share Transactions:
Proceeds from shares sold
Original Class	10,000,017	16,986,524	14,409,334
Net asset value of shares issued upon
reinvestment of dividends and
distributions Original Class	—	3,574,567	162,140
Net asset value of shares issued upon
reinvestment of dividends and
distributions Class P	—	444	—
	10,000,017	20,561,535	14,571,474
Cost of shares repurchased
Original Class	—	(23,252,817)	(47,867,643)
Increase (decrease) in net assets derived
from capital share transactions	10,000,017	(2,691,282)	(33,296,169)

Net Increase (Decrease) In Net Assets	11,364,477	5,548,209	(33,183,814)

Net Assets:
Beginning of period	—	54,766,886	87,950,700
End of period	$11,364,477	$60,315,095	$54,766,886

Undistributed net investment income	$13,320	$2,001,250	$2,293,265

*Commencement of operations.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)       127

Statements of changes in net assets
Delaware Pooled® Trust

	The		The
	Global		International
	Fixed Income		Fixed Income
	Portfolio		Portfolio
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09
Increase in Net Assets from Operations:
Net investment income	$3,674,075	$4,583,504	$483,895	$1,537,596
Net realized gain on investments
and foreign currencies	3,063,846	5,289,253	300,707	800,077
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	6,182,029	13,784,058	1,035,146	1,059,368
Net increase in net assets
resulting from operations	12,919,950	23,656,815	1,819,748	3,397,041

Dividends and Distributions to Shareholders from:
Net investment income	(8,038,391)	(31,311,090)	(2,076,030)	(2,146,073)
	(8,038,391)	(31,311,090)	(2,076,030)	(2,146,073)
Capital Share Transactions:
Proceeds from shares sold	11,960,772	12,873,471	—	—
Net asset value of shares issued upon
reinvestment of dividends and distributions	6,831,379	27,155,323	2,076,030	2,146,072
	18,792,151	40,028,794	2,076,030	2,146,072
Cost of shares repurchased	(26,597,470)	(60,331,787)	—	(13,674,014)
Increase (decrease) in net assets derived
from capital share transactions	(7,805,319)	(20,302,993)	2,076,030	(11,527,942)

Net Increase (Decrease) In Net Assets	(2,923,760)	(27,957,268)	1,819,748	(10,276,974)

Net Assets:
Beginning of year	143,204,390	171,161,658	19,538,472	29,815,446
End of year	$140,280,630	$143,204,390	$21,358,220	$19,538,472

Undistributed net investment income	$4,027,932	$6,336,270	$493,474	$1,762,634

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

Financial highlights

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$13.290	$12.190	$22.370	$20.960	$17.330

Income (loss) from investment operations:
Net investment income1	0.343	0.354	0.403	0.439	0.353
Net realized and unrealized gain (loss) on investments	1.851	1.067	(8.186)	1.315	3.531
Total from investment operations	2.194	1.421	(7.783)	1.754	3.884

Less dividends and distributions from:
Net investment income	(0.354)	(0.321)	(0.613)	(0.344)	(0.254)
Net realized gain on investments	—	—	(1.784)	—	—
Total dividends and distributions	(0.354)	(0.321)	(2.397)	(0.344)	(0.254)

Net asset value, end of period	$15.130	$13.290	$12.190	$22.370	$20.960

Total return2	16.80%	12.12%	(38.48% )	8.49%	22.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,592	$10,105	$8,988	$10,278	$16,317
Ratio of expenses to average net assets	0.70%	0.69%	0.68%	0.69%	0.68%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.02%	0.98%	1.16%	1.00%	1.15%
Ratio of net investment income to average net assets	2.46%	2.99%	2.43%	2.00%	1.88%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.14%	2.70%	1.95%	1.69%	1.41%
Portfolio turnover	42%	26%	34%	14%	109%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)       129

Financial highlights

Delaware Pooled® Trust — The Select 20 Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10		10/31/09	10/31/08	10/31/07		10/31/06
Net asset value, beginning of period	$4.980		$4.040	$6.880	$5.770		$5.590

Income (loss) from investment operations:
Net investment income (loss)1	(0.019)		(0.012)	0.008	(0.016)		(0.011)
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.079		0.959	(2.848)	1.126		0.191
Total from investment operations	1.060		0.947	(2.840)	1.110		0.180

Less dividends and distributions from:
Net investment income	—		(0.004)	—	—		—
Return of capital	—		(0.003)	—	—		—
Total dividends and distributions	—		(0.007)	—	—		—

Net asset value, end of period	$6.040		$4.980	$4.040	$6.880		$5.770

Total return2	21.29%		23.51%	(41.28% )	19.24%		3.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,463		$10,204	$8,933	$2,633		$7,983
Ratio of expenses to average net assets	0.89%		0.89%	0.89%	0.90%		0.89%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.24%		1.18%	1.64%	1.23%		1.06%
Ratio of net investment income (loss) to average net assets	(0.35%	)	(0.29% )	0.15%	(0.26%	)	(0.20%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.70%	)	(0.58% )	(0.60% )	(0.59%	)	(0.37%	)
Portfolio turnover	80%		53%	61%	47%		55%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

					11/1/051
	Year Ended				to
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$7.350	$6.220	$10.560	$8.780	$8.500

Income (loss) from investment operations:
Net investment income2	0.008	0.020	0.018	0.016	0.008
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.559	1.135	(4.256)	1.768	0.277
Total from investment operations	1.567	1.155	(4.238)	1.784	0.285

Less dividends and distributions from:
Net investment income	(0.017)	(0.025)	(0.014)	(0.004)	(0.005)
Net realized gain on investments	—	—	(0.088)	—	—
Total dividends and distributions	(0.017)	(0.025)	(0.102)	(0.004)	(0.005)

Net asset value, end of period	$8.900	$7.350	$6.220	$10.560	$8.780

Total return3	21.35%	18.51%	(40.50% )	20.33%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$244,124	$251,017	$258,526	$460,900	$286,848
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.64%	0.65%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.65%	0.66%	0.65%	0.64%	0.71%
Ratio of net investment income to average net assets	0.10%	0.32%	0.20%	0.17%	0.10%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.10%	0.31%	0.20%	0.17%	0.04%
Portfolio turnover	22%	30%	38%	25%	25%

1 Date of commencement of operations.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)       131

Financial highlights

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10		10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$8.710		$6.580	$11.360	$10.290	$9.460

Income (loss) from investment operations:
Net investment income (loss)1	(0.031)		0.013	0.056	0.018	0.018
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.611		2.173	(4.079)	1.527	0.812
Total from investment operations	3.580		2.186	(4.023)	1.545	0.830

Less dividends and distributions from:
Net investment income	—		(0.056)	(0.031)	(0.013)	—
Net realized gain on investments	—		—	(0.726)	(0.462)	—
Total dividends and distributions	—		(0.056)	(0.757)	(0.475)	—

Net asset value, end of period	$12.290		$8.710	$6.580	$11.360	$10.290

Total return2	41.10%		33.07%	(37.44% )	15.77%	8.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,613		$3,450	$4,305	$8,781	$6,099
Ratio of expenses to average net assets	0.92%		0.92%	0.92%	0.93%	0.92%	3
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.44%		1.48%	1.12%	1.11%	1.36%
Ratio of net investment income (loss) to average net assets	(0.30%	)	0.19%	0.63%	0.18%	0.18%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	(0.82%	)	(0.37% )	0.43%	(0.01% )	(0.26%	)
Portfolio turnover	86%		51%	43%	33%	113%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
3 Ratio for the year ended October 31, 2006, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.98%.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$4.260	$4.680	$13.600	$30.730	$26.430

Income (loss) from investment operations:
Net investment income1	0.090	0.129	0.157	0.150	0.589
Net realized and unrealized gain (loss) on investments	1.561	(0.290)	(3.806)	0.763	7.423
Total from investment operations	1.651	(0.161)	(3.649)	0.913	8.012

Less dividends and distributions from:
Net investment income	(0.121)	(0.259)	(0.124)	(0.205)	(1.101)
Net realized gain on investments	—	—	(5.147)	(17.838)	(2.611)
Total dividends and distributions	(0.121)	(0.259)	(5.271)	(18.043)	(3.712)

Net asset value, end of period	$5.790	$4.260	$4.680	$13.600	$30.730

Total return2	$39.51%	(2.62% )	(37.42% )	2.41%	34.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,766	$5,231	$5,346	$13,789	$25,417
Ratio of expenses to average net assets	0.95%	0.91%	0.86%	0.88%	0.86%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.81%	1.53%	1.20%	0.98%	0.94%
Ratio of net investment income to average net assets	1.82%	3.57%	2.27%	0.97%	2.22%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.96%	2.95%	1.93%	0.87%	2.14%
Portfolio turnover	192%	169%	121%	93%	68%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)       133

Financial highlights

Delaware Pooled® Trust — The Delaware Macquarie Real Estate Portfolio

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

6/30/101
to
10/31/10
Net asset value, beginning of period	$8.500

Income from investment operations:
Net investment income2	0.035
Net realized and unrealized gain on investments	1.465
Total from investment operations	1.500

Net asset value, end of period	$10.000

Total return3	17.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,353
Ratio of expenses to average net assets	0.95%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	6.15%
Ratio of net investment income to average net assets	1.08%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(4.12% )
Portfolio turnover	40%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$9.120	$8.150	$9.140	$9.100	$8.820

Income (loss) from investment operations:
Net investment income1	0.284	0.414	0.403	0.444	0.405
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.456	0.968	(0.753)	(0.030)	0.035
Total from investment operations	0.740	1.382	(0.350)	0.414	0.440

Less dividends and distributions from:
Net investment income	(0.420)	(0.412)	(0.640)	(0.374)	(0.160)
Total dividends and distributions	(0.420)	(0.412)	(0.640)	(0.374)	(0.160)

Net asset value, end of period	$9.440	$9.120	$8.150	$9.140	$9.100

Total return2	8.46%	17.41%	(4.13% )	4.70%	5.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,208	$20,550	$30,111	$41,311	$53,842
Ratio of expenses to average net assets	0.43%	0.43%	0.42%	0.37%	0.43%	3
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.76%	0.71%	0.63%	0.56%	0.66%
Ratio of net investment income to average net assets	3.13%	4.94%	4.63%	4.96%	4.60%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.80%	4.66%	4.39%	4.75%	4.37%
Portfolio turnover	437%	299%	359%	505%	555%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
3 Ratio for the year ended October 31, 2006, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.47%.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

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Financial highlights

Delaware Pooled® Trust — The High-Yield Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$7.350	$5.580	$8.060	$8.160	$7.430

Income (loss) from investment operations:
Net investment income1	0.691	0.656	0.590	0.595	0.621
Net realized and unrealized gain (loss) on investments	0.731	1.634	(2.492)	(0.062)	0.210
Total from investment operations	1.422	2.290	(1.902)	0.533	0.831

Less dividends and distributions from:
Net investment income	(0.662)	(0.520)	(0.578)	(0.633)	(0.101)
Total dividends and distributions	(0.662)	(0.520)	(0.578)	(0.633)	(0.101)

Net asset value, end of period	$8.110	$7.350	$5.580	$8.060	$8.160

Total return2	20.85%	46.38%	(25.30% )	6.89%	11.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,437	$23,617	$19,814	$21,497	$6,166
Ratio of expenses to average net assets	0.59%	0.59%	0.54%	0.43%	0.59%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.74%	0.78%	0.77%	0.70%	1.03%
Ratio of net investment income to average net assets	9.29%	11.05%	8.25%	7.45%	8.05%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	9.14%	10.86%	8.02%	7.18%	7.61%
Portfolio turnover	144%	119%	132%	177%	142%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$9.700	$8.290	$9.540	$9.550	$9.260

Income (loss) from investment operations:
Net investment income1	0.463	0.506	0.467	0.495	0.450
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.660	1.474	(0.991)	(0.065)	0.110
Total from investment operations	1.123	1.980	(0.524)	0.430	0.560

Less dividends and distributions from:
Net investment income	(0.693)	(0.570)	(0.726)	(0.440)	(0.270)
Total dividends and distributions	(0.693)	(0.570)	(0.726)	(0.440)	(0.270)

Net asset value, end of period	$10.130	$9.700	$8.290	$9.540	$9.550

Total return2	12.05%	25.55%	(5.91% )	4.66%	6.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,305	$53,603	$111,496	$190,308	$204,874
Ratio of expenses to average net assets	0.45%	0.45%	0.42%	0.38%	0.45%	3
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.65%	0.61%	0.57%	0.54%	0.56%
Ratio of net investment income to average net assets	4.80%	5.95%	5.19%	5.29%	4.89%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	4.60%	5.79%	5.03%	5.12%	4.78%
Portfolio turnover	239%	218%	315%	503%	421%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
3 Ratio for the year ended October 31, 2006, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.47%.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)       137

Financial highlights

Delaware Pooled® Trust — The International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$12.980	$14.480	$27.200	$25.330	$20.460

Income (loss) from investment operations:
Net investment income1	0.406	0.382	0.757	0.680	0.671
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.712	1.296	(10.746)	4.632	5.247
Total from investment operations	1.118	1.678	(9.989)	5.312	5.918

Less dividends and distributions from:
Net investment income	(0.418)	(1.383)	(0.574)	(0.707)	(0.531)
Net realized gain on investments	—	(1.795)	(2.157)	(2.735)	(0.517)
Total dividends and distributions	(0.418)	(3.178)	(2.731)	(3.442)	(1.048)

Net asset value, end of period	$13.680	$12.980	$14.480	$27.200	$25.330

Total return2	8.77%	16.11%	(40.40% )	23.35%	30.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$809,011	$913,056	$1,086,795	$2,519,761	$2,167,690
Ratio of expenses to average net assets	0.87%	0.88%	0.87%	0.88%	0.90%
Ratio of net investment income to average net assets	3.18%	3.35%	3.58%	2.73%	2.98%
Portfolio turnover	18%	18%	9%	17%	19%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$12.930	$12.410	$24.530	$22.380	$17.630

Income (loss) from investment operations:
Net investment income1	0.390	0.364	0.647	0.616	0.612
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.626	1.445	(9.221)	3.980	4.701
Total from investment operations	1.016	1.809	(8.574)	4.596	5.313

Less dividends and distributions from:
Net investment income	(0.376)	(0.869)	(0.473)	(0.549)	(0.454)
Net realized gain on investments	—	(0.420)	(3.073)	(1.897)	(0.109)
Total dividends and distributions	(0.376)	(1.289)	(3.546)	(2.446)	(0.563)

Net asset value, end of period	$13.570	$12.930	$12.410	$24.530	$22.380

Total return2	8.00%	16.76%	(40.31% )	22.43%	30.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$740,952	$797,718	$639,519	$1,093,092	$955,535
Ratio of expenses to average net assets	0.87%	0.88%	0.87%	0.88%	0.89%
Ratio of net investment income to average net assets	3.07%	3.26%	3.59%	2.75%	3.09%
Portfolio turnover	13%	11%	10%	28%	21%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)       139

Financial highlights

Delaware Pooled® Trust — The Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$9.430	$7.580	$18.780	$15.360	$17.150

Income (loss) from investment operations:
Net investment income1	0.259	0.200	0.347	0.379	0.397
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.926	3.208	(7.707)	6.084	2.963
Total from investment operations	2.185	3.408	(7.360)	6.463	3.360

Less dividends and distributions from:
Net investment income	(0.212)	(0.303)	(0.402)	(0.369)	(0.540)
Net realized gain on investments	—	(1.268)	(3.447)	(2.727)	(4.637)
Total dividends and distributions	(0.212)	(1.571)	(3.849)	(3.096)	(5.177)

Reimbursement fees:
Purchase reimbursement fees1,2	0.009	0.002	0.002	0.038	0.003
Redemption reimbursement fees1,2	0.008	0.011	0.007	0.015	0.024
	0.017	0.013	0.009	0.053	0.027

Net asset value, end of period	$11.420	$9.430	$7.580	$18.780	$15.360

Total return3	23.79%	57.05%	(48.23% )	49.98%	25.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$750,190	$597,638	$469,392	$964,310	$717,464
Ratio of expenses to average net assets	1.17%	1.16%	1.15%	1.28%	1.27%
Ratio of net investment income to average net assets	2.57%	2.71%	2.66%	2.46%	2.70%
Portfolio turnover	39%	40%	43%	47%	30%

1 The average shares outstanding method has been applied for per share information.
2 The Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee, which are retained by the Portfolio.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not reflect the purchase reimbursement fee and redemption reimbursement fee.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Emerging Markets Portfolio II

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

	6/23/101
	to
	10/31/10
Net asset value, beginning of period	$8.500

Income from investment operations:
Net investment income2	0.019
Net realized and unrealized gain on investments
and foreign currencies	1.141
Total from investment operations	1.160

Net asset value, end of period	$9.660

Total return3	13.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,364
Ratio of expenses to average net assets	1.40%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.17%
Ratio of net investment income to average net assets	0.59%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.18%	)
Portfolio turnover	9%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)     141

Financial highlights

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Original Class
				1/10/071
		Year Ended		to
	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$5.050	$4.430	$9.020	$8.500

Income (loss) from investment operations:
Net investment income2	0.142	0.139	0.155	0.118
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.971	0.490	(4.409)	0.402
Total from investment operations	1.113	0.629	(4.254)	0.520

Less dividends and distributions from:
Net investment income	(0.373)	(0.009)	(0.336)	—
Total dividends and distributions	(0.373)	(0.009)	(0.336)	—

Net asset value, end of period	$5.790	$5.050	$4.430	$9.020

Total return3	23.49%	13.75%	(48.74% )	6.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60,307	$54,761	$87,945	$336,203
Ratio of expenses to average net assets	1.25%	1.07%	1.09%	1.09%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.25%	1.21%	1.12%	1.10%
Ratio of net investment income to average net assets	2.77%	3.45%	2.21%	1.71%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.77%	3.31%	2.17%	1.70%
Portfolio turnover	185%	124%	96%	56%

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Class P
				1/10/071
		Year Ended		to
	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$5.040	$4.420	$9.000	$8.500

Income (loss) from investment operations:
Net investment income2	0.129	0.129	0.137	0.101
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.973	0.491	(4.402)	0.399
Total from investment operations	1.102	0.620	(4.265)	0.500

Less dividends and distributions from:
Net investment income	(0.362)	—	(0.315)	—
Total dividends and distributions	(0.362)	—	(0.315)	—

Net asset value, end of period	$5.780	$5.040	$4.420	$9.000

Total return3	23.26%	14.03%	(48.88% )	5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8	$6	$6	$11
Ratio of expenses to average net assets	1.50%	1.32%	1.34%	1.34%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.50%	1.46%	1.37%	1.35%
Ratio of net investment income to average net assets	2.52%	3.20%	1.96%	1.46%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.52%	3.06%	1.92%	1.45%
Portfolio turnover	185%	124%	96%	56%

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

(continues)       143

Financial highlights

Delaware Pooled® Trust — The Global Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$11.280	$11.730	$11.820	$11.330	$11.570

Income (loss) from investment operations:
Net investment income1	0.299	0.324	0.304	0.266	0.244
Net realized and unrealized gain on investments
and foreign currencies	0.767	1.494	0.143	0.695	0.358
Total from investment operations	1.066	1.818	0.447	0.961	0.602

Less dividends and distributions from:
Net investment income	(0.666)	(2.268)	(0.537)	(0.471)	(0.751)
Net realized gain on investments	—	—	—	—	(0.091)
Total dividends and distributions	(0.666)	(2.268)	(0.537)	(0.471)	(0.842)

Net asset value, end of period	$11.680	$11.280	$11.730	$11.820	$11.330

Total return2	10.03%	17.52%	3.81%	8.80%	5.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$140,281	$143,204	$171,162	$282,899	$275,806
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.64%	0.65%	0.62%	0.63%	0.63%
Ratio of net investment income to average net assets	2.75%	3.06%	2.51%	2.38%	2.22%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.71%	3.01%	2.49%	2.36%	2.19%
Portfolio turnover	39%	100%	54%	44%	41%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The International Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$12.430	$11.570	$11.740	$10.940	$11.200

Income from investment operations:
Net investment income1	0.279	0.876	0.265	0.245	0.204
Net realized and unrealized gain on investments
and foreign currencies	0.752	1.173	0.189	0.686	0.300
Total from investment operations	1.031	2.049	0.454	0.931	0.504

Less dividends and distributions from:
Net investment income	(1.321)	(1.189)	(0.624)	(0.131)	(0.764)
Total dividends and distributions	(1.321)	(1.189)	(0.624)	(0.131)	(0.764)

Net asset value, end of period	$12.140	$12.430	$11.570	$11.740	$10.940

Total return2	9.33%	18.86%	4.04%	8.60%	4.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,358	$19,538	$29,815	$32,169	$39,273
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.81%	0.79%	0.72%	0.72%	0.68%
Ratio of net investment income to average net assets	2.48%	7.73%	2.22%	2.22%	1.92%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.27%	7.54%	2.10%	2.11%	1.84%
Portfolio turnover	31%	98%	26%	49%	38%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements

2010 Annual report • Delaware Pooled Trust

Notes to financial statements

Delaware Pooled® Trust

October 31, 2010

Delaware Pooled Trust (Trust) is organized as a Delaware statutory trust and offers 17 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Delaware Macquarie Real Estate Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (each, a Portfolio, or collectively, Portfolios). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Select 20, The Real Estate Investment Trust II, The Delaware Macquarie Real Estate, The Global Real Estate Securities, The Global Fixed Income and The International Fixed Income Portfolios, which are nondiversified. Each Portfolio offers one class of shares except for The Global Real Estate Securities Portfolio which offers Original Class and Class P shares. The Original Class shares do not carry a 12b-1 fee and the Class P shares carry a 12b-1 fee.

The investment objective of The Large-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Select 20 Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek capital appreciation.

The investment objective of The Focus Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Delaware Macquarie Real Estate Portfolio is to seek maximum long-term total return through a combination of current income and capital appreciation.

The investment objective of The Core Focus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio II is to seek long-term capital appreciation.

The investment objective of The Global Real Estate Securities Portfolio is to seek maximum long-term total return through a combination of current income and capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask

2010 Annual report • Delaware Pooled Trust

prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolios may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to qualify or continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (October 31, 2007 – October 31, 2010, as applicable), and has concluded that no provision for federal income tax is required in the Portfolios’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of The Global Real Estate Securities Portfolio on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades — The Portfolios may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Portfolios’ ability to manage their investment portfolios and meet redemption requests. These transactions involve a commitment by the Portfolios to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Portfolios on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Portfolios’ prospectuses. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Reimbursement Fees — The Emerging Markets Portfolio may charge a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the statements of changes in net assets.

Other — Expenses directly attributable to the Portfolios are charged directly to the Portfolios. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective

2010 Annual report • Delaware Pooled Trust

(continues)       147

Notes to financial statements

Delaware Pooled® Trust

1. Significant Accounting Policies (continued)

securities. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character for The Real Estate Investment Trust Portfolio II, The Delaware Macquarie Real Estate Portfolio and The Global Real Estate Securities Portfolio. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all nonrebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates.

Each Portfolio declares and pays dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to each Portfolio in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Portfolio on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. The total commission rebates for the year ended October 31, 2010 are as follows:

Commission Rebates
The Large-Cap Value Equity Portfolio	$478
The Select 20 Portfolio	938
The Large-Cap Growth Equity Portfolio	12,974
The Focus Smid-Cap Growth Equity Portfolio	244

The Portfolios may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2010.

The Portfolios may receive earnings credits from their transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee, which is calculated daily based on the average daily net assets of each Portfolio.

Effective February 28, 2010, DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse each Portfolio (except for The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Global Real Estate Securities Portfolio) to the extent necessary to ensure that annual operating expenses, (excluding any 12b-1 plan and certain other expenses) do not exceed specified percentages of average daily net assets of each such Portfolio until February 28, 2011. Prior to February 28, 2010, these expense limitations were voluntary. The expense limitation is effective from June 29, 2010 through June 29, 2011 for The Delaware Macquarie Real Estate Portfolio and April 1, 2010 through March 31, 2011 for The Emerging Markets Portfolio II. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Portfolios’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios.

2010 Annual report • Delaware Pooled Trust

The management fee rates and the operating expense limitation rates in effect for the year ended October 31, 2010 are as follows:

		Contractual
		operating expense
	Management	limitation as
	fee as a percentage	a percentage
	of average daily	of average daily
	net assets (per annum)	net assets (per annum)†
The Large-Cap Value Equity Portfolio	0.55%	0.70%
The Select 20 Portfolio	0.75%	0.89%
The Large-Cap Growth Equity Portfolio	0.55%	0.65%
The Focus Smid-Cap Growth Equity Portfolio	0.75%	0.92%
The Real Estate Investment Trust Portfolio II	0.75%	0.95%
The Delaware Macquarie Real Estate Portfolio	0.75%	0.95%
The Core Focus Fixed Income Portfolio	0.40%	0.43%
The High-Yield Bond Portfolio	0.45%	0.59%
The Core Plus Fixed Income Portfolio	0.43%	0.45%
The International Equity Portfolio	0.75%	0.90% ††
The Labor Select International Equity Portfolio	0.75%	—
The Emerging Markets Portfolio	1.00%	—
The Emerging Markets Portfolio II	1.00%	1.40%
The Global Real Estate Securities Portfolio	0.99% *	—
The Global Fixed Income Portfolio	0.50%	0.60%
The International Fixed Income Portfolio	0.50%	0.60%

†
These operating expense limitations exclude certain expenses, such as 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations.

††
Effective 11/19/09, DMC voluntarily agreed to implement an expense limitation for The International Equity Portfolio of 0.90% of average daily net assets. Prior to 11/19/09, there was no expense limitation.

*	0.99% on the first $100 million; 0.90% on the next $150 million; 0.80% on assets in excess of $250 million.

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios’ average daily net assets.

Sub-advisory fee as a
percentage of average daily
net assets (per annum)
The International Equity Portfolio	0.36%
The Labor Select International Equity Portfolio	0.30%
The Emerging Markets Portfolio	0.75%
The Global Fixed Income Portfolio	0.30%
The International Fixed Income Portfolio	0.30%

2010 Annual report • Delaware Pooled Trust

(continues)       149

Notes to financial statements

Delaware Pooled® Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DMC, on behalf of The Delaware Macquarie Real Estate Portfolio, has entered into a sub-advisory agreement with Macquarie Capital Investment Management LLC (MCIM), which is an affiliate of DMC. Both DMC and MCIM are wholly owned subsidiaries of Macquarie. For its sub-advisory services, MCIM receives an asset-based fee from DMC. Such sub-advisory fee is paid by DMC, and not from the assets of the Portfolio.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Portfolios. For these services, the Portfolios pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended October 31, 2010, the Portfolios were charged $140,423 for these services.

The Bank of New York Mellon (BNY Mellon) provides custody, fund accounting and financial administration services to the Portfolios.

DSC also provides dividend disbursing and transfer agency services. The Portfolios pay DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, The Global Real Estate Securities Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class P shares. Original Class shares pay no distribution and service expenses.

At October 31, 2010, each Portfolio had receivables due from or liabilities payable to affiliates as follows:

		Dividend
		disbursing,
		transfer
		agent and
		fund accounting		Receivable
		oversight	Other expenses	from DMC
	Investment management	fees, and	payable to	under
	fee payable to	other expenses	(receivable from)	expense limitation
	DMC	payable to DSC	DMC and affiliates*	agreement
The Large-Cap Value Equity Portfolio	$—	$70	$463	$5,346
The Select 20 Portfolio	—	105	508	2,108
The Large-Cap Growth Equity Portfolio	111,815	2,535	2,552	—
The Focus Smid-Cap Growth Equity Portfolio	589	48	317	—
The Real Estate Investment Trust Portfolio II	—	29	5,977	5,546
The Delaware Macquarie Real Estate Portfolio	—	25	245	23,080
The Core Focus Fixed Income Portfolio	—	203	533	3,983
The High-Yield Bond Portfolio	8,100	294	615	—
The Core Plus Fixed Income Portfolio	7,076	533	663	—
The International Equity Portfolio	513,036	8,528	7,300	—
The Labor Select International Equity Portfolio	474,285	7,884	7,120	—
The Emerging Markets Portfolio	644,426	8,034	7,357	—
The Emerging Markets Portfolio II	—	120	(14,729)	6,361
The Global Real Estate Securities Portfolio	51,323	646	1,150	—
The Global Fixed Income Portfolio	55,929	1,484	1,514	—
The International Fixed Income Portfolio	723	225	531	—

*
DMC, as part of its administrative services, pays operating expenses on behalf of the Portfolios and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees, and trustees’ fees.

2010 Annual report • Delaware Pooled Trust

As provided in the investment management agreement, the Portfolios bear the cost of certain legal and tax services, including internal legal and tax services provided to the Portfolios by DMC and/or its affiliates’ employees. For the year ended October 31, 2010, the Portfolios were charged for internal legal and tax services by DMC and/or its affiliates’ employees as follows:

The Large-Cap Value Equity Portfolio	$412
The Select 20 Portfolio	368
The Large-Cap Growth Equity Portfolio	8,948
The Focus Smid-Cap Growth Equity Portfolio	140
The Real Estate Investment Trust Portfolio II	118
The Delaware Macquarie Real Estate Portfolio	34
The Core Focus Fixed Income Portfolio	672
The High-Yield Bond Portfolio	923
The Core Plus Fixed Income Portfolio	1,724
The International Equity Portfolio	31,249
The Labor Select International Equity Portfolio	29,499
The Emerging Markets Portfolio	27,215
The Emerging Markets Portfolio II	262
The Global Real Estate Securities Portfolio	2,262
The Global Fixed Income Portfolio	4,778
The International Fixed Income Portfolio	762

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

3. Investments

For the year ended October 31, 2010, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	U.S. government	U.S. government	U.S. government	U.S. government
	securities	securities	securities	securities
The Large-Cap Value Equity Portfolio	$4,108,254	$—	$8,234,095	$—
The Select 20 Portfolio	7,576,441	—	9,100,686	—
The Large-Cap Growth Equity Portfolio	51,814,030	—	104,731,874	—
The Focus Smid-Cap Growth Equity Portfolio	3,016,068	—	3,318,690	—
The Real Estate Investment Trust Portfolio II	7,009,961	—	10,600,845	—
The Delaware Macquarie Real Estate Portfolio	2,766,367	—	802,899	—
The Core Focus Fixed Income Portfolio	53,566,781	29,167,908	53,684,596	30,910,231
The High-Yield Bond Portfolio	34,905,999	—	31,895,485	—
The Core Plus Fixed Income Portfolio	98,678,342	21,497,950	108,023,868	20,240,233
The International Equity Portfolio	148,220,476	—	285,217,061	—
The Labor Select International Equity Portfolio	96,510,322	—	181,106,683	—
The Emerging Markets Portfolio	282,428,479	—	245,748,819	—
The Emerging Markets Portfolio II	10,725,679	—	927,721	—
The Global Real Estate Securities Portfolio	99,221,082	—	103,580,800	—
The Global Fixed Income Portfolio	40,737,323	10,065,616	55,994,042	5,780,078
The International Fixed Income Portfolio	6,302,982	—	5,863,551	—

2010 Annual report • Delaware Pooled Trust

(continues)       151

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

At October 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

		Aggregate	Aggregate	Net unrealized
	Cost of	unrealized	unrealized	appreciation
	investments	appreciation	depreciation	(depreciation)
The Large-Cap Value Equity Portfolio	$6,190,994	$720,493	$(331,274)	$389,219
The Select 20 Portfolio	9,707,086	2,058,161	(295,808)	1,762,353
The Large-Cap Growth Equity Portfolio	244,378,906	48,763,189	(9,782,776)	38,980,413
The Focus Smid-Cap Growth Equity Portfolio	3,910,136	1,076,775	(363,838)	712,937
The Real Estate Investment Trust Portfolio II	2,778,974	323,039	(325,307)	(2,268)
The Delaware Macquarie Real Estate Portfolio	2,023,155	281,000	(105)	280,895
The Core Focus Fixed Income Portfolio	24,260,251	819,352	(120,524)	698,828
The High-Yield Bond Portfolio	30,215,486	2,135,340	(237,445)	1,897,895
The Core Plus Fixed Income Portfolio	55,706,894	2,861,323	(598,119)	2,263,204
The International Equity Portfolio	786,857,639	178,178,737	(145,413,103)	32,765,634
The Labor Select International Equity Portfolio	741,122,786	159,287,814	(143,722,719)	15,565,095
The Emerging Markets Portfolio	654,069,093	127,666,994	(8,102,180)	119,564,814
The Emerging Markets Portfolio II	9,890,094	1,381,820	(125,853)	1,255,967
The Global Real Estate Securities Portfolio	70,933,291	9,087,193	(8,800,989)	286,204
The Global Fixed Income Portfolio	123,182,454	17,319,214	(1,862,750)	15,456,464
The International Fixed Income Portfolio	18,255,713	3,277,740	(476,566)	2,801,174

U.S. GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs, which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g. equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of The Large-Cap Value Equity Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Total
Common Stock	$6,508,212	$—	$6,508,212
Short-Term	—	72,001	72,001
Total	$6,508,212	$72,001	$6,580,213

There were no Level 3 securities at the beginning or end of the year.

2010 Annual report • Delaware Pooled Trust

The following table summarizes the valuation of The Select 20 Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Total
Common Stock	$10,631,431	$—	$10,631,431
Short-Term	—	838,008	838,008
Total	$10,631,431	$838,008	$11,469,439

There were no Level 3 securities at the beginning or end of the year.

The following table summarizes the valuation of The Large-Cap Growth Equity Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$243,031,657	$—	$—	$243,031,657
Short-Term	—	1,407,013	—	1,407,013
Securities Lending Collateral	—	38,909,044	11,605	38,920,649
Total	$243,031,657	$40,316,057	$11,605	$283,359,319

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Large-Cap Growth Equity Portfolio
Securities
Lending
Collateral
Balance as of 10/31/09	$22
Net change in unrealized appreciation/depreciation	11,583
Balance as of 10/31/10	$11,605

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/10	$11,583

The following table summarizes the valuation of The Focus Smid-Cap Growth Equity Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Total
Common Stock	$4,392,071	$—	$4,392,071
Short-Term	—	231,002	231,002
Total	$4,392,071	$231,002	$4,623,073

There were no Level 3 securities at the beginning or end of the year.

The following table summarizes the valuation of The Real Estate Investment Trust Portfolio II’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Total
Common Stock	$2,593,817	$—	$2,593,817
Investment companies	76,888	—	76,888
Short-Term	—	106,001	106,001
Total	$2,670,705	$106,001	$2,776,706

There were no Level 3 securities at the beginning or end of the year.

2010 Annual report • Delaware Pooled Trust

(continues)       153

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following table summarizes the valuation of The Delaware Macquarie Real Estate Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

Level 1
Common Stock	$2,304,050

There were no Level 2 or Level 3 securities at the beginning or end of the year.

The following table summarizes the valuation of The Core Focus Fixed Income Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 2	Level 3	Total
Agency, Asset-Backed and Mortgage-Backed Securities	$9,833,994	$100,500	$9,934,494
Corporate Debt	6,050,188	—	6,050,188
Foreign Debt	1,184,603	—	1,184,603
U.S. Treasury Obligations	1,768,493	—	1,768,493
Short-Term	4,856,044	—	4,856,044
Securities Lending Collateral	1,133,345	2,266	1,135,611
Preferred Stock	29,646	—	29,646
Total	$24,856,313	$102,766	$24,959,079

Swap Contract	$411	$—	$411

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	The Core Focus Fixed Income Portfolio
	Agency, Asset-
	Backed and
	Mortgage-	Securities
	Backed	Lending
	Securities	Collateral	Total
Balance as of 10/31/09	$133,316	$4	$133,320
Transfers out of Level 3	(35,000)	—	(35,000)
Net change in unrealized appreciation/depreciation	2,184	2,262	4,446
Balance as of 10/31/10	$100,500	$2,266	$102,766

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/10	$2,184	$2,262	$4,446

The following table summarizes the valuation of The High-Yield Bond Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$141,697	$—	$—	$141,697
Corporate Debt	—	28,148,178	8,501	28,156,679
Other	—	177,750	1	177,751
Short-Term	—	941,008	—	941,008
Securities Lending Collateral	—	2,694,547	1,699	2,696,246
Total	$141,697	$31,961,483	$10,201	$32,113,381

2010 Annual report • Delaware Pooled Trust

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	The High Yield Bond Portfolio
		Securities
	Corporate	Lending
	Debt	Collateral	Other	Total
Balance as of 10/31/09	$8,501	$3	$—	$8,504
Sales	(42)	—	—	(42)
Net change in unrealized appreciation/depreciation	42	1,696	1	1,739
Balance as of 10/31/10	$8,501	$1,699	$1	$10,201

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/10	$—	$1,696	$1	$1,697

The following table summarizes the valuation of The Core Plus Fixed Income Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed and Mortgage-Backed Securities	$—	$16,497,913	$—	$16,497,913
Corporate Debt	—	26,338,769	107,069	26,445,838
Foreign Debt	—	3,750,890	—	3,750,890
U.S. Treasury Obligations	—	1,770,336	—	1,770,336
Short-Term	—	8,133,073	—	8,133,073
Securities Lending Collateral	—	1,252,909	2,673	1,255,582
Preferred Stock	—	116,466	—	116,466
Total	$—	$57,860,356	$109,742	$57,970,098

Foreign Currency Exchange Contracts	$—	$(2,190)	$—	$(2,190)
Futures Contracts	27,489	—	—	27,489
Swap Contracts	—	28,516	—	28,516

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	The Core Plus Fixed Income Portfolio
	Agency, Asset-
	Backed and
	Mortgage-			Securities
	Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Total
Balance as of 10/31/09	$393,675	$—	$378,852	$5	$772,532
Purchases	—	101,227	—	—	101,227
Sales	(346,703)	—	(380,591)	—	(727,294)
Net realized loss	(376,570)	—	(7,486)	—	(384,056)
Transfers into Level 3	—	300,669	—	—	300,669
Transfers out of Level 3	(95,000)	—	—	—	(95,000)
Net change in unrealized appreciation/depreciation	424,598	(294,827)	9,225	2,668	141,664
Balance as of 10/31/10	$—	$107,069	$—	$2,673	$109,742

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/10	$—	$(294,827)	$—	$2,668	$(292,159)
2010 Annual report • Delaware Pooled Trust

(continues)       155

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following table summarizes the valuation of The International Equity Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$802,415,520	$—	$—	$802,415,520
Short-Term	—	3,065,028	—	3,065,028
Securities Lending Collateral	—	14,064,802	77,923	14,142,725
Total	$802,415,520	$17,129,830	$77,923	$819,623,273

Foreign Currency Exchange Contracts	$—	$(5,279)	$—	$(5,279)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The International Equity Portfolio
Securities
Lending
Collateral
Balance as of 10/31/09	$151
Net change in unrealized appreciation/depreciation	77,772
Balance as of 10/31/10	$77,923

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/10	$77,772

The following table summarizes the valuation of The Labor Select International Equity Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$728,239,369	$—	$—	$728,239,369
Short-Term	—	15,024,135	—	15,024,135
Securities Lending Collateral	—	13,397,423	26,954	13,424,377
Total	$728,239,369	$28,421,558	$26,954	$756,687,881

Foreign Currency Exchange Contracts	$—	$(11,144)	$—	$(11,144)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Labor Select
International Equity Portfolio
Securities
Lending
Collateral
Balance as of 10/31/09	$52
Net change in unrealized appreciation/depreciation	26,902
Balance as of 10/31/10	$26,954

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/10	$26,902

2010 Annual report • Delaware Pooled Trust

The following table summarizes the valuation of The Emerging Market Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$709,137,373	$2,606,068	$—	$711,743,441
Short-Term	—	8,932,080	—	8,932,080
Securities Lending Collateral	—	22,689,226	29,772	22,718,998
Preferred Stock	30,239,388	—	—	30,239,388
Total	$739,376,761	$34,227,374	$29,772	$773,633,907

Foreign Currency Exchange Contracts	$—	$(4,612)	$—	$(4,612)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Emerging Markets Portfolio
Securities
Lending
Collateral
Balance as of 10/31/09	$58
Net change in unrealized appreciation/depreciation	29,714
Balance as of 10/31/10	$29,772

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/10	$29,714

The following table summarizes the valuation of The Emerging Market Portfolio II’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Total
Common Stock	$11,087,945	$58,116	$11,146,061

Foreign Currency Exchange Contracts	$—	$(42)	$(42)

There were no Level 3 securities at the beginning or end of the year.

The following table summarizes the valuation of The Global Real Estate Securities Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$56,465,143	$—	$—	$56,465,143
Short-Term	—	3,040,027	—	3,040,027
Securities Lending Collateral	—	11,474,382	21,486	11,495,868
Preferred Stock	218,457	—	—	218,457
Total	$56,683,600	$14,514,409	$21,486	$71,219,495

Foreign Currency Exchange Contracts	$—	$(7,981)	$—	$(7,981)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Global Real Estate Securities Portfolio
Securities
Lending
Collateral
Balance as of 10/31/09	$42
Net change in unrealized appreciation/depreciation	21,444
Balance as of 10/31/10	$21,486

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/10	$21,444

2010 Annual report • Delaware Pooled Trust

(continues)       157

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following table summarizes the valuation of The Global Fixed Income Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

Level 2
Foreign Debt	$114,044,334
Corporate Debt	3,249,584
U.S. Treasury Obligations	20,183,990
Short-Term	1,161,010
Total	138,638,918

Foreign Currency Exchange Contracts	$75,931

There were no Level 3 securities at the beginning or end of the year.

The following table summarizes the valuation of The International Fixed Income Portfolio’s investments by fair value hierarchy levels as of October 31, 2010:

Level 2
Foreign Debt	$20,816,563
Corporate Debt	114,323
Short-Term	126,001
Total	$21,056,887

Foreign Currency Exchange Contract	$16,165

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The International Fixed Income Portfolio
Foreign
Debt
Balance as of 10/31/09	$460,314
Purchases	390,873
Transfers out of Level 3	(744,153)
Net change in unrealized appreciation/depreciation	(107,034)
Balance as of 10/31/10	$—

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolios’ year ending October 31, 2011 and interim periods therein.

During the fiscal year ended October 31, 2010, the Portfolios made transfers out of Level 1 investments into Level 2 investments based on management’s decision to classify the BNY Mellon Securities Lending Overnight Fund as a Level 2 investment. Management has classified the BNY Mellon Securities Lending Overnight Fund as a Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The BNY Mellon Securities Lending Overnight Fund is priced daily for investors in the Fund.

Transfers from Level 1 investments to
Level 2 investments
The Large-Cap Growth Equity Portfolio	$38,677,896
The Core Focus Fixed Income Portfolio	1,088,889
The High-Yield Bond Portfolio	2,659,789
The Core Plus Fixed Income Portfolio	1,199,564
The International Equity Portfolio	12,996,043
The Labor Select International Equity Portfolio	12,795,958
The Emerging Markets Portfolio	22,046,929
The Global Real Estate Securities Portfolio	11,278,697

2010 Annual report • Delaware Pooled Trust

Utilizing international fair value pricing for a security could cause transfers from Level 1 investments to Level 2 investments in the hierarchy.

During the year ended October 31, 2010, the following Portfolios made transfers out of Level 3 investments into Level 2 investments. This was due to the Portfolios’ pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price.

Transfers from Level 3 investments to
Level 2 investments
The Core Focus Fixed Income Portfolio	$35,000
The Core Plus Fixed Income Portfolio	95,000
The International Fixed Income Portfolio	744,153

Transfers into Level 3 investments from Level 2 investments were made in the amount of $300,669 for The Core Plus Fixed Income Portfolio. This was due to the Portfolio’s pricing vendor dropping coverage of a security.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2010 and 2009 was as follows:

	Ordinary
	income
Year ended October 31, 2010:
The Large-Cap Value Equity Portfolio	$269,213
The Large-Cap Growth Equity Portfolio	554,027
The Real Estate Investment Trust Portfolio II	148,549
The Core Focus Fixed Income Portfolio	946,676
The High-Yield Bond Portfolio	2,139,650
The Core Plus Fixed Income Portfolio	3,595,170
The International Equity Portfolio	28,823,614
The Labor Select International Equity Portfolio	22,976,321
The Emerging Markets Portfolio	13,508,314
The Global Real Estate Securities Portfolio	3,906,141
The Global Fixed Income Portfolio	8,038,391
The International Fixed Income Portfolio	2,076,030

	Ordinary	Long-Term	Return
	income	capital gain	of Capital	Total
Year ended October 31, 2009:
The Large-Cap Value Equity Portfolio	$237,317	$—	$—	$237,317
The Select 20 Portfolio	8,262	—	7,220	15,482
The Large-Cap Growth Equity Portfolio	1,012,945	—	—	1,012,945
The Focus Smid-Cap Growth Equity Portfolio	29,258	—	7,384	36,642
The Real Estate Investment Trust Portfolio II	295,942	—	—	295,942
The Core Focus Fixed Income Portfolio	1,521,244	—	—	1,521,244
The High-Yield Bond Portfolio	1,797,338	—	—	1,797,338
The Core Plus Fixed Income Portfolio	7,498,499	—	—	7,498,499
The International Equity Portfolio	88,883,940	115,268,847	—	204,152,787
The Labor Select International Equity Portfolio	45,429,859	21,959,941	—	67,389,800
The Emerging Markets Portfolio	18,520,513	77,714,200	—	96,234,713
The Global Real Estate Securities Portfolio	169,854	—	—	169,854
The Global Fixed Income Portfolio	31,311,090	—	—	31,311,090
The International Fixed Income Portfolio	2,146,073	—	—	2,146,073

2010 Annual report • Delaware Pooled Trust

(continues)       159

Notes to financial statements

Delaware Pooled® Trust

5. Components of Net Assets on a Tax Basis

As of October 31, 2010, the components of net assets on a tax basis were as follows:

	The		The	The
	Large-Cap	The	Large-Cap	Focus Smid-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$8,410,122	$13,110,587	$283,329,494	$4,917,957
Undistributed ordinary income	187,798	—	164,775	—
Capital loss carryforwards	(2,394,906)	(3,410,171)	(78,350,625)	(1,017,618)
Unrealized appreciation of investments	389,219	1,762,353	38,980,413	712,937
Net assets	$6,592,233	$11,462,769	$244,124,057	$4,613,276

		The
	The	Delaware	The	The
	Real Estate	Macquarie	Core Focus	High-Yield
	Investment Trust	Real Estate	Fixed Income	Bond
	Portfolio II*	Portfolio*	Portfolio	Portfolio
Shares of beneficial interest	$5,531,147	$2,000,017	$18,542,141	$29,373,701
Undistributed ordinary income	29,791	72,408	487,249	1,828,590
Capital loss carryforwards	(2,792,517)	—	(520,341)	(3,652,527)
Other temporary differences	—	—	—	(10,693)
Unrealized appreciation (depreciation) of investments
and foreign currencies	(2,268)	280,892	698,828	1,897,895
Net assets	$2,766,153	$2,353,317	$19,207,877	$29,436,966

			The
	The	The	Labor Select	The
	Core Plus	International	International	Emerging
	Fixed Income	Equity	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$50,822,246	$934,550,239	$809,063,800	$639,917,417
Undistributed ordinary income	2,523,944	22,831,559	19,969,047	16,481,716
Capital loss carryforwards	(5,098,436)	(181,917,222)	(103,831,271)	(24,783,996)
Other temporary differences	(203,581)	—	—	—
Unrealized appreciation of investments
and foreign currencies	2,261,286	33,546,554	15,750,048	118,575,315
Net assets	$50,305,459	$809,011,130	$740,951,624	$750,190,452

2010 Annual report • Delaware Pooled Trust

		The	The	The
	The	Global	Global	International
	Emerging	Real Estate	Fixed	Fixed
	Markets	Securities	Income	Income
	Portfolio II	Portfolio*	Portfolio	Portfolio
Shares of beneficial interest	$10,000,017	$164,489,347	$120,687,453	$18,385,025
Undistributed ordinary income	105,456	4,757,232	4,980,793	762,732
Capital loss carryforwards	—	(109,237,085)	(38,911)	(351,036)
Other temporary differences	—	—	(876,930)	(253,093)
Unrealized appreciation of investments
and foreign currencies	1,259,004	305,601	15,528,225	2,814,592
Net assets	$11,364,477	$60,315,095	$140,280,630	$21,358,220

*The undistributed earnings for The Real Estate Investment Trust Portfolio II, The Delaware Macquarie Real Estate Portfolio and The Global Real Estate Securities Portfolio are estimated pending final notification of the tax character of distributions received from investments in Real Estate Investment Trusts.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to-market on forward foreign currency contracts, straddle loss deferrals, tax recognition of unrealized gain on passive foreign investment companies, contingent payment debt instruments, the tax treatment of market discount and premium on debt instruments, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments, passive foreign investment companies, CDS and interest rate swaps, tax treatment of Brazilian taxes and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2010, the following Portfolios recorded the following reclassifications:

	Undistributed	Accumulated
	(distributions in excess of)	net realized	Paid-in
	net investment income (loss)	gain (loss)	capital
The Select 20 Portfolio	$34,021	$1,126,726	$(1,160,747)
The Focus Smid-Cap Growth Equity Portfolio	10,697	1,212	(11,909)
The Delaware Macquarie Real Estate Portfolio	411	(411)	—
The Core Focus Fixed Income Portfolio	(13,812)	13,812	—
The High-Yield Bond Portfolio	57,641	(57,641)	—
The Core Plus Fixed Income Portfolio	(191,885)	191,885	—
The International Equity Portfolio	(50,381)	3,638,704	(3,588,323)
The Labor Select International Equity Portfolio	171,739	(171,739)	—
The Emerging Markets Portfolio	(722,099)	(2,629,171)	3,351,270
The Emerging Markets Portfolio II	(8,669)	8,669	—
The Global Real Estate Securities Portfolio	2,054,407	(2,054,407)	—
The Global Fixed Income Portfolio	2,055,978	(2,055,978)	—
The International Fixed Income Portfolio	322,975	(322,975)	—

2010 Annual report • Delaware Pooled Trust

(continues)       161

Notes to financial statements

Delaware Pooled® Trust

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future gains. In 2010, the Portfolios utilized capital loss carryforwards as follows:

Capital loss
Carryforwards utilized
The Large-Cap Value Equity Portfolio	$12,526
The Select 20 Portfolio	885,384
The Focus Smid-Cap Growth Equity Portfolio	824,101
The Core Focus Fixed Income Portfolio	640,596
The High-Yield Bond Portfolio	1,834,840
The Core Plus Fixed Income Portfolio	2,604,247
The Emerging Markets Portfolio	22,872,085
The Global Fixed Income Portfolio	939,114
The International Fixed Income Portfolio	11,588

In 2010, the following capital loss carryforwards expired:

Capital loss
Carryforwards expired
The Select 20 Portfolio	$1,122,779

Capital loss carryforwards remaining at October 31, 2010 will expire as follows:

	Year of expiration
	2011	2014	2015	2016	2017	2018	Total
The Large-Cap Value Equity Portfolio	$—	$—	$—	$1,643,696	$751,210	$—	$2,394,906
The Select 20 Portfolio	596,717	76,954	—	106,744	2,629,756	—	3,410,171
The Large-Cap Growth Equity Portfolio	—	—	—	16,131,381	60,026,291	2,192,953	78,350,625
The Focus Smid-Cap Growth Equity Portfolio	—	—	—	—	1,017,618	—	1,017,618
The Real Estate Investment Trust Portfolio II	—	—	—	1,246,201	1,521,902	24,414	2,792,517
The Core Focus Fixed Income Portfolio	—	—	—	—	520,341	—	520,341
The High-Yield Bond Portfolio	—	—	—	1,437,186	2,215,341	—	3,652,527
The Core Plus Fixed Income Portfolio	—	—	1,030,064	1,786,993	2,281,379	—	5,098,436
The International Equity Portfolio	—	—	—	—	168,057,741	13,859,481	181,917,222
The Labor Select International Equity Portfolio	—	—	—	—	85,355,469	18,475,802	103,831,271
The Emerging Markets Portfolio	—	—	—	—	24,783,996	—	24,783,996
The Global Real Estate Securities Portfolio	—	—	1,245,667	53,802,495	50,784,384	3,404,539	109,237,085
The Global Fixed Income Portfolio	—	—	—	38,911	—	—	38,911
The International Fixed Income Portfolio	—	306,422	—	21,289	23,325	—	351,036

2010 Annual report • Delaware Pooled Trust

6. Capital Shares

Transactions in capital shares were as follows:

		Shares issued
		upon reinvestment		Net
	Shares	of dividends	Shares	increase
	sold	and distributions	repurchased	(decrease)
Year ended October 31, 2010:
The Large-Cap Value Equity Portfolio	175,466	17,372	(517,627)	(324,789)
The Select 20 Portfolio	687,803	—	(837,298)	(149,495)
The Large-Cap Growth Equity Portfolio	798,974	48,225	(7,591,330)	(6,744,131)
The Focus Smid-Cap Growth Equity Portfolio	181,698	—	(202,377)	(20,679)
The Real Estate Investment Trust Portfolio II	—	32,434	(782,439)	(750,005)
The Delaware Macquarie Real Estate Portfolio*	235,296	—	—	235,296
The Core Focus Fixed Income Portfolio	47,913	103,164	(370,394)	(219,317)
The High-Yield Bond Portfolio	1,099,387	307,863	(988,798)	418,452
The Core Plus Fixed Income Portfolio	369,239	389,931	(1,317,236)	(558,066)
The International Equity Portfolio	5,047,375	1,149,637	(17,437,364)	(11,240,352)
The Labor Select International Equity Portfolio	2,681,964	1,762,856	(11,523,071)	(7,078,251)
The Emerging Markets Portfolio	9,917,765	1,381,667	(9,003,085)	2,296,347
The Emerging Markets Portfolio II**	1,176,473	—	—	1,176,473
The Global Real Estate Securities Portfolio — Original Class	3,376,120	738,547	(4,538,708)	(424,041)
The Global Real Estate Securities Portfolio — Class P	—	91	—	91
The Global Fixed Income Portfolio	1,096,047	642,047	(2,422,757)	(684,663)
The International Fixed Income Portfolio	—	187,706	—	187,706

Year ended October 31, 2009:
The Large-Cap Value Equity Portfolio	10,927	18,672	(6,536)	23,063
The Select 20 Portfolio	3,828	—	(166,897)	(163,069)
The Large-Cap Growth Equity Portfolio	2,973,390	140,889	(10,494,430)	(7,380,151)
The Focus Smid-Cap Growth Equity Portfolio	66,060	5,376	(329,604)	(258,168)
The Real Estate Investment Trust Portfolio II	—	85,041	—	85,041
The Core Focus Fixed Income Portfolio	269,861	100,328	(1,808,538)	(1,438,349)
The High-Yield Bond Portfolio	293,459	391,577	(1,025,030)	(339,994)
The Core Plus Fixed Income Portfolio	245,889	947,977	(9,110,977)	(7,917,111)
The International Equity Portfolio	16,249,143	10,937,486	(31,852,141)	(4,665,512)
The Labor Select International Equity Portfolio	5,040,439	6,309,906	(1,217,209)	10,133,136
The Emerging Markets Portfolio	4,528,942	16,012,486	(19,084,860)	1,456,568
The Global Real Estate Securities Portfolio — Original Class	3,842,799	43,008	(12,915,622)	(9,029,815)
The Global Real Estate Securities Portfolio — Class P	—	—	—	—
The Global Fixed Income Portfolio	1,197,079	2,646,717	(5,750,573)	(1,906,777)
The International Fixed Income Portfolio	—	191,956	(1,196,911)	(1,004,955)

*	Commenced operations June 30, 2010.
**	Commenced operations June 23, 2010.

2010 Annual report • Delaware Pooled Trust

(continues)       163

Notes to financial statements

Delaware Pooled® Trust

7. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments® Family of Funds (Participants), were participants in a $35,000,000 revolving line of credit with BNY Mellon to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 16, 2010. Effective as of November 16, 2010, the Portfolios along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $50,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The agreement as amended expires on November 15, 2011. The Portfolios had no amounts outstanding as of October 31, 2010 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Delaware Macquarie Real Estate, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may enter into foreign currency exchange contracts and foreign cross-currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross-currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Portfolios’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Delaware Macquarie Real Estate, The Core Focus Fixed Income, The Core Plus Fixed Income, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, and The International Fixed Income Portfolios may use futures in the normal course of pursuing their investment objectives. Each Portfolio may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Portfolio because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — The Portfolios may buy or write options contracts for any number of reasons, including: to manage a Portfolio’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting a Portfolio’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. A Portfolio may buy or write call or put options on securities, financial indices, and foreign currencies. When a Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When a Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by a Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. A Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, a Portfolio is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

2010 Annual report • Delaware Pooled Trust

There were no transactions in written options or purchase options during the year ended October 31, 2010.

Swap Contracts — The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio may enter into interest rate swap contracts and index swap contracts in accordance with their investment objectives. These Portfolios and The High-Yield Bond Portfolio may enter into credit default swap (CDS) contracts in accordance with their investment objectives. The Portfolios may use interest rate swaps to adjust the Portfolios’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Portfolios invest in, such as the corporate bond market. The Portfolios may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Portfolios on favorable terms. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by a Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust a Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Index swaps. Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, a Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, a Portfolio will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by a Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended October 31, 2010, the Portfolios entered into CDS contracts as purchasers and sellers of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

At October 31, 2010, the aggregate unrealized appreciation of credit default swaps for The Core Focus Fixed Income Portfolio was $411. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2010, the swaps’ credit related features would have been triggered and The Core Focus Fixed Income Portfolio would have received $20,000 less the value of the contracts’ related reference obligations.

At October 31, 2010, the aggregate unrealized appreciation of credit default swaps for The Core Plus Fixed Income Portfolio was $28,516. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2010, the swaps’ credit related features would have been triggered and The Core Plus Fixed Income Portfolio would have been required to pay $576,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the Statement of Net Assets, at October 31, 2010, the notional value of the protection sold for The Core Focus Fixed Income Portfolio was $20,000, which reflects the maximum potential amount the Portfolio could be required to make as a seller of credit protection if a credit event occurs. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At October 31, 2010, the net unrealized appreciation of the protection sold was $411.

2010 Annual report • Delaware Pooled Trust

(continues)       165

Notes to financial statements

Delaware Pooled® Trust

8. Derivatives (continued)

As disclosed in the footnotes to the statement of net assets, at October 31, 2010, the notional value of the protection sold for The Core Plus Fixed Income Portfolio was $595,000, which reflects the maximum potential amount the Portfolio could be required to make as a seller of credit protection if a credit event occurs. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At October 31, 2010, the net unrealized appreciation of the protection sold was $11,798.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. A Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event a Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

Fair values of derivative instruments as of October 31, 2010 were as follows:

	The Core Plus Fixed Income Portfolio
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign exchange contracts	Receivables and other assets net		Liabilities net of receivables
(Forward currency contracts)	of liabilities	$5,804	and other assets	$(7,994)
Interest rate contracts	Receivables and other assets net		Liabilities net of receivables
(Futures contracts)	of liabilities	27,489	and other assets	—
	Receivables and other assets net		Liabilities net of receivables
Credit contracts (Swap contracts)	of liabilities	29,017	and other assets	(501)
Total		$62,310		$(8,495)

The effect of derivative instruments on the statement of operations for the year ended October 31, 2010 was as follows:

The Core Plus Fixed Income Portfolio
Change in Unrealized
Appreciation
		Realized Gain or	or Depreciation
		Loss on Derivatives	on Derivatives
	Location of Gain or Loss on Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Foreign exchange contracts	Net realized loss on foreign currencies and net
(Forward currency contracts)	change in unrealized appreciation/depreciation of
	investments and foreign currencies	$(275,409)	$91,296
Interest rate contracts	Net realized gain on futures and net change in
(Futures contracts)	unrealized appreciation/depreciation of investments
	and foreign currencies	148,121	39,114
Credit contracts	Net realized loss on swap contracts and net change in
(Swap contracts)	unrealized appreciation/depreciation of investments
	and foreign currencies	(54,473)	(49,388)
Total		$(181,761)	$81,022

2010 Annual report • Delaware Pooled Trust

9. Securities Lending

The Portfolios, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Portfolios may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Portfolios may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Portfolios would be required to return to the borrower of the securities and the Portfolios would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Portfolios’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Portfolios’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Portfolios can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios, or at the discretion of the lending agent, replace the loaned securities. The Portfolios continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Portfolios have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolios receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolios, the security lending agent and the borrower. The Portfolios record security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2010, the value of securities on loan and the value of invested collateral are presented below, for wh ich the Portfolios received collateral, comprised of non-cash collateral and cash collateral. Investments purchased with cash collateral are presented on the statements of net assets under the caption “Securities Lending Collateral.”

	Value		Cash	Value of
	of securities	Non-cash	collateral	invested
	on loan	collateral	received	collateral
The Large-Cap Growth Equity Portfolio	$38,486,445	$—	$39,140,389	$38,920,649
The Core Focus Fixed Income Portfolio	1,155,402	—	1,178,495	1,135,611
The High-Yield Bond Portfolio	2,742,216	139,603	2,728,440	2,696,246
The Core Plus Fixed Income Portfolio	1,264,622	—	1,306,208	1,255,582
The International Equity Portfolio	14,802,432	—	15,603,826	14,142,725
The Labor Select International Equity Portfolio	13,265,844	—	13,936,680	13,424,377
The Emerging Markets Portfolio	22,062,908	—	23,284,196	22,718,998
The Global Real Estate Securities Portfolio	11,121,416	—	11,895,795	11,495,868

2010 Annual report • Delaware Pooled Trust

(continues)       167

Notes to financial statements

Delaware Pooled® Trust

10. Credit and Market Risk

Some countries in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio invest a portion of their assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Core Focus Fixed Income, The Core Plus Fixed Income, The Global Real Estate Securities, and The Global Fixed Income Portfolios invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolios’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may fail to fully recoup their initial investments in these securities even if the securities are rated in the highest rating categories.

The International Equity and The Global Fixed Income Portfolios may invest up to 10% of each Portfolio’s net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities, which may not be readily marketable. The Large-Cap Value Equity, The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Delaware Macquarie Real Estate, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, and The International Fixed Income Portfolios may invest up to 15% of each Portfolio’s net assets in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

The Select 20, The Focus Smid-Cap Growth Equity, and The Global Real Estate Securities Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Real Estate Investment Trust Portfolio II, The Delaware Macquarie Real Estate and The Global Real Estate Securities Portfolio concentrate their investments in the real estate industry and are subject to the risks associated with that industry. If a Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. These Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts they hold use floating rate debt to finance their ongoing operations. Each Portfolio’s investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

2010 Annual report • Delaware Pooled Trust

11. Contractual Obligations

The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios’ existing contracts and expects the risk of loss to be remote.

12. In-Kind Redemptions

During the year ended October 31, 2010, the following portfolios satisfied withdrawal requests with transfers of securities and cash, resulting in net realized gains (losses).

	Securities and Cash	Net realized gain (loss)
The International Equity Portfolio	$18,194,694	$(3,581,435)
The Emerging Markets Portfolio	67,497,894	4,933,623

13. Subsequent Events

The Delaware Macquarie Real Estate Portfolio — Termination of Sub-Adviser and Change to Investment Policies

Effective as of November 8, 2010, DMC terminated the Sub-Advisory Agreement dated June 23, 2010 by and between DMC and Macquarie Capital Investment Management LLC and assumed management of The Delaware Macquarie Real Estate Portfolio. In connection with DMC’s assumption of management responsibilities, certain changes were made to the Portfolio’s investment strategies as described in the Portfolio’s current prospectus as supplemented on November 8, 2010.

The International Fixed Income Portfolio — Termination of Sub-Adviser and Proposed Reorganization

On November 18, 2010, the Board of Trustees responsible for The International Fixed Income Portfolio (the “Reorganizing Fund”) approved a proposal to reorganize the Reorganizing Fund with and into a newly organized fund, Delaware International Bond Fund (the “Acquiring Fund”), a series of Delaware Group® Adviser Funds, subject to shareholder approval. The Board of Trustees responsible for the Acquiring Fund also approved the reorganization. It is anticipated that Reorganizing Fund shareholders will be asked to approve the proposed reorganization at a special meeting of shareholders to be held in the first quarter of 2011.

As part of the proposal, Mondrian Investment Partners Limited, the current sub-advisor to the Reorganizing Fund, will be terminated. DMC will serve as investment advisor to the Acquiring Fund.

The investment strategies and policies of the Acquiring Fund differ from those of the Reorganizing Fund in that (1) the Acquiring Fund may invest a larger portion of its assets in below-investment-grade securities, including up to 30% in high yield corporate bonds; (2) the Acquiring Fund may invest a larger portion of its assets in emerging markets securities, which may include below-investment-grade securities; and (3) the Acquiring Fund has no restrictions on maturity or duration.

The expenses of the Acquiring Fund are expected to be consistent with the retail funds within the Delaware Investments® Family of Funds and therefore higher than those of the Reorganizing Fund.

Management has determined no other material events or transactions occurred subsequent to October 31, 2010 that would require recognition or disclosure in the Portfolios’ financial statements.

14. Tax Information (Unaudited)

The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

2010 Annual report • Delaware Pooled Trust

(continues)       169

Notes to financial statements

Delaware Pooled® Trust

14. Tax Information (Unaudited) (continued)

For the fiscal year ended October 31, 2010, each Portfolio designates distributions paid during the year as follows:

	(A)
	Ordinary
	Income	(B)
	Distributions*	Qualifying
	(Tax Basis)	Dividends1
The Large-Cap Value Equity Portfolio	100%	100%
The Large-Cap Growth Equity Portfolio	100%	100%
The Small-Cap Growth Equity Portfolio	100%	—
The Real Estate Investment Trust Portfolio II	100%	—
The Core Focus Fixed Income Portfolio	100%	—
The High-Yield Bond Portfolio	100%	—
The Core Plus Fixed Income Portfolio	100%	—
The International Equity Portfolio	100%	8%
The Labor Select International Equity Portfolio	100%	8%
The Emerging Markets Portfolio	100%	4%
The Global Real Estate Securities Portfolio	100%	—
The Global Fixed Income Portfolio	100%	—
The International Fixed Income Portfolio	100%	—

(A)	is based on a percentage of each Portfolio’s total distributions.
(B)	is based on a percentage of each Portfolio’s ordinary income distributions.
1	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*
For the fiscal year ended October 31, 2010, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolios intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 or 2010 Form 1099-DIV.

Maximum amount to be
Taxed at a maximum rate of 15%
The Large-Cap Value Equity Portfolio	$269,213
The Large-Cap Growth Equity Portfolio	554,027
The Core Focus Fixed Income Portfolio	2,929
The Core Plus Fixed Income Portfolio	4,537
The International Equity Portfolio	3,335,283
The Labor Select International Equity Portfolio	4,751,570
The Emerging Markets Portfolio	13,508,314

The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II and The Global Real Estate Securities Portfolio intend to pass through foreign tax credits in the maximum amount of $2,024,170, $1,724,224, $1,691,933, $4,142 and $46,828, respectively. The gross foreign source income earned during the fiscal year 2010 was $30,963,856, $30,399,529, $26,948,917, $80,774 and $1,926,494, respectively. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

For the fiscal year ended October 31, 2010, certain interest income paid by the Portfolios, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended October 31, 2010, each Portfolio has designated maximum distributions of Qualified Interest Income as follows:

Maximum Distributions of
Qualified Interest Income
The Core Focus Fixed Income Portfolio	$597,215
The High-Yield Bond Portfolio	2,139,650
The International Fixed Income Portfolio	611,842

2010 Annual report • Delaware Pooled Trust

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust and the Shareholders of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Delaware Macquarie Real Estate Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Delaware Macquarie Real Estate Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (sixteen of the series constituting Delaware Pooled Trust, hereafter collectively referred to as the “Funds”) at October 31, 2010, and the results of their operations, the changes in each of their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended October 31, 2009 and the financial highlights for the year ended October 31, 2009 and each of the periods prior were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2010

2010 Annual report • Delaware Pooled Trust

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Board Consideration of Investment Advisory Agreements

The Emerging Markets Portfolio II

At a meeting held on February 24-26, 2009 (the “Meeting”), the Board of Trustees of the Delaware Investments® Family of Funds (the “Board”), including the independent Trustees, unanimously approved an investment advisory agreement for The Emerging Markets Portfolio II (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the approval of the investment advisory agreement with Delaware Management Company (“DMC”).

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract approval considerations.

Nature, Extent and Quality of Service. Consideration was given to the services to be provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of such services, the Board noted that reports will be furnished to it throughout the year at regular Board meetings covering matters such as compliance of portfolio managers with the investment policies, strategies and restrictions, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board noted the investment by DMC in a new computerized platform which is expected to be completed in 2009. The Board also considered the transfer agent and shareholder services to be provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as well as Delaware Investments’ expenditures to improve the delivery of shareholder services. The Board once again noted the benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange investments between Delaware Pooled Trust portfolios or the institutional class shares of other Delaware Investments funds and to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds. The Board was satisfied with the nature, extent and quality of the overall services to be provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of the Delaware Investments funds and DMC.

Comparative Expenses. The Board considered management fee and total expense comparison data for the proposed Fund and other comparable funds presented in the Board materials. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused on the comparative analysis of the effective management fees and total expense ratios of the Fund versus the effective management fees and expense ratios of a group of similar funds (the “Expense Group”). The Board was satisfied with the proposed management fee and total expenses of the Fund in comparison to other similar emerging markets funds.

Management Profitability. The Board considered the level of profits to be realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the pro forma expense statement for the Fund included in the Board materials which reflected varying projected levels of expense reimbursement at varying asset levels. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees considered the standardized advisory fee pricing and structure, approved by the Board and shareholders. The Board noted that the fee under the Fund’s proposed management contract fell within the standard structure for international equity funds. Management believed, and the Board agreed, that the Fund was priced with a relatively low management fee to reflect potential economies of scale at all asset levels.

The Delaware Macquarie Real Estate Portfolio

At a meeting held on February 16-18, 2010 (the “Meeting”), the Board of Trustees of the Delaware Investments Family of Funds (the “Board”), including the independent Trustees, unanimously approved an investment advisory agreement for The Delaware Macquarie Real Estate Portfolio (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the approval of the investment advisory agreement with Delaware Management Company (“DMC”).

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract approval considerations.

2010 Annual report • Delaware Pooled Trust

Board Consideration of Investment Advisory Agreements (continued)

Nature, Extent and Quality of Service. The Board considered the services to be provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board noted that reports will be furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Delaware Investments fund matters. The Board also considered the transfer agent and shareholder services to be provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s high level of service to shareholders of other Delaware Investments funds. The Board also noted the benefits to be provided to Fund shareholders through each shareholder’s ability to exchange an investment in the Fund for the shares of other Series of DPT. The Board was satisfied with the nature, extent and quality of the overall services proposed to be provided by Delaware Investments.

Investment Performance. The Board considered the investment performance and noted real estate investment expertise of the Delaware Investments funds and DMC.

Comparative Expenses. The Board considered management fee and total expense comparison data for the Fund and other comparable funds presented in the Board materials. Management provided the Board with information on the proposed pricing levels and fee structures for the Fund. The Board focused on the comparative analysis of the effective management fees and total expense ratios of the Fund versus the effective management fees and expense ratios of a group of similar funds (the “Expense Group”). The Board was satisfied with the proposed management fee and total expenses of the Fund in comparison to other similar real estate securities funds.

Management Profitability. The Board considered the level of potential profits to be realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the pro forma expense statement for the Fund included in the Board materials which reflected varying projected levels of expense reimbursement at varying asset levels. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from Delaware Investments fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Delaware Investments fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services proposed to be rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale will be realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees considered Delaware Investments’ standardized advisory fee pricing and structure. The Board noted that the fee under the Fund’s proposed management contract fell within the standard fee structure for real estate securities funds. Management believed, and the Board agreed, that the Fund was priced with a relatively low management fee to reflect potential economies of scale at all asset levels.

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Pooled Trust (the “Trust”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending October 31, 2010. During the fiscal years ended October 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

2010 Annual report • Delaware Pooled Trust

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Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Fund management

Robert Akester
Senior Portfolio Manager — Mondrian Investment Partners Ltd.
The Emerging Markets Portfolio

Prior to joining Mondrian Investment Partners Ltd. in 1996, Robert Akester was a director of Hill Samuel Investment Management where he had responsibility for significant overseas clients and Far Eastern markets. He has more than 40 years of investment experience, including more than 30 years of involvement in emerging markets. Akester is a graduate of University College, London.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
The Delaware Macquarie Real Estate Portfolio
The Global Real Estate Securities Portfolio
The Real Estate Investment Trust Portfolio II

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Kristen E. Bartholdson
Vice President, Portfolio Manager
The Large-Cap Value Equity Portfolio

Kristen E. Bartholdson is a portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Fiona A. Barwick
Director of Regional Research — Mondrian Investment Partners Ltd.
The International Equity Portfolio

Fiona A. Barwick joined Mondrian Investment Partners Ltd. in the spring of 1993 to cover the Pacific Basin markets. Prior to this, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Barwick is a graduate of University College, London, and is a member of the CFA Institute and the CFA Society of the U.K.

Joanna Bates
Senior Portfolio Manager — Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Joanna Bates joined the Mondrian Investment Partners Ltd. Fixed Income team in 1997, before which she was associate director of Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. At Mondrian, Bates is a senior portfolio manager with many client relationships including those based in Japan. Her research specialties are emerging market currencies and debt. Bates is a graduate of London University. She holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

2010 Annual report • Delaware Pooled Trust

Nigel Bliss
Senior Portfolio Manager — Mondrian Investment Partners Ltd.
The Labor Select International Equity Portfolio

Nigel Bliss joined Mondrian Investment Partners Ltd. in July 1995 and is currently a member of the Pacific Equity team where his country research focus lies with Greater China. His sector coverage includes property, utilities, energy, and industrials. He commenced his career at Cazenove & Co. after graduating from the University of Manchester. Bliss holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio

Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Focus Smid-Cap Growth Equity Portfolio

Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare
The Emerging Markets Portfolio II

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

2010 Annual report • Delaware Pooled Trust

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Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Elizabeth A. Desmond
Director and Chief Investment Officer, Developed Equity Markets — Mondrian Investment Partners Ltd.
The International Equity Portfolio

Elizabeth A. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in the spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Desmond is a CFA charterholder, and a member of the CFA Institute and the CFA Society of the U.K.

Chuck M. Devereux
Senior Vice President, Director of Credit Research
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio

Chuck M. Devereux is the head of the firm’s taxable credit research department. In addition, he serves as a consultant for the team responsible for portfolio management of some of the firm’s fixed income products. Prior to April 2007, he was a senior vice president and co-head of the firm’s private placements group, which has responsibility for managing a portfolio of approximately $8 billion of privately placed securities. Prior to joining Delaware Investments in 2001, Devereux was employed by Valuemetrics/VM Equity Partners, a financial advisory and investment banking firm, where he participated in financial advisory and capital-raising efforts for privately held, middle-market companies. These efforts included placements of traditional corporate debt and equity as well as mezzanine and venture-capital financings. Prior to Valuemetrics/VM Equity Partners, he was a trust officer in the privately held asset division of the Northern Trust Corporation for three years. Devereux earned an MBA with a concentration in finance from DePaul University and a bachelor’s degree in economics from St. Joseph’s College.

2010 Annual report • Delaware Pooled Trust

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst
The Large-Cap Growth Equity Portfolio

Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Clive A. Gillmore
Chief Executive Officer — Mondrian Investment Partners Ltd.
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio

In 1990, Clive A. Gillmore joined Mondrian Investment Partners’ predecessor organization as a founding member, having previously worked as a senior portfolio manager for Hill Samuel Investment Advisers Ltd., and a portfolio manager at Legal and General Investment Management. His research responsibilities are focused today on companies operating in the world’s emerging equity markets. He has more than 20 years of experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Gillmore is a graduate of the University of Warwick and has completed the Investment Management Program at the London Business School. Gillmore is CEO of Mondrian. He is a member of Mondrian’s Equity Strategy Committee (where his research specialization lies) and a member of the company’s Management Steering Committee.

2010 Annual report • Delaware Pooled Trust

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Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Paul Grillo, CFA
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

John Kirk
Director and Senior Portfolio Manager — Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Before joining Mondrian in 1998, John Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis. He started his career at Ford Motor Company as a member of its operations research group. Kirk leads Mondrian’s credit research and heads the Global Credit Valuation Committee. Kirk is a math graduate from the University of Wales and has an MA in operations research from Lancaster University.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager
The Large-Cap Value Equity Portfolio

Nikhil G. Lalvani is a portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Emma R. E. Lewis
Senior Portfolio Manager — Mondrian Investment Partners Ltd.
The Labor Select International Equity Portfolio

Emma R. E. Lewis joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. Lewis is currently a senior portfolio manager at Mondrian where she manages international portfolios. Prior to joining Mondrian, she began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Lewis is a graduate of Pembroke College, Oxford University, where she completed her masters in philosophy and theology. She holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

2010 Annual report • Delaware Pooled Trust

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Nigel G. May
Director and Chief Investment Officer, Developed Equity Markets — Mondrian Investment Partners Ltd.
The International Equity Portfolio

Nigel G. May joined Mondrian in 1991. Having led the European team’s research effort since 1995, he now also has responsibility for the North American and Small Cap teams. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986. He is a graduate of Sidney Sussex College, Cambridge University, where he completed his masters in engineering. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

Christopher A. Moth
Director and Chief Investment Officer, Global Fixed Income & Currency — Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Christopher A. Moth joined Mondrian in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made key contributions to the development of Mondrian’s fixed income product, and was primarily responsible for the structure of the company’s in-house systems to control and facilitate the investment process. He is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. Moth chairs the Global Fixed Income and Currency Committee meeting.

2010 Annual report • Delaware Pooled Trust

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Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Focus Equity
The Large-Cap Value Equity Portfolio

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Large-Cap Growth Equity Portfolio

Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

David G. Tilles
Executive Chairman of Mondrian Investment Partners Ltd.
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

David G. Tilles was educated at the Sorbonne, Warwick University, and Heidelberg University. Prior to joining Mondrian in 1990 as managing director and chief investment officer of Mondrian Investment Partners Limited, he spent 16 years with Hill Samuel in London, serving in a number of investment capacities. His most recent position prior to joining Mondrian was chief investment officer of Hill Samuel Investment Advisers Ltd. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer — Focus Growth Equity
The Select 20 Portfolio
The Large-Cap Growth Equity Portfolio

Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

2010 Annual report • Delaware Pooled Trust

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer — REIT Equity
The Delaware Macquarie Real Estate Portfolio
The Global Real Estate Securities Portfolio
The Real Estate Investment Trust Portfolio II

Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

2010 Annual report • Delaware Pooled Trust

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne1	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	78	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.2		Board of Governors
	Trustee	Chief Executive Officer			Member — Investment
April 1963		since August 1, 2006			Company Institute (ICI)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church

Board of Trustees —
Agnes Irwin School

Member of
Investment Committee —
Cradle of Liberty Council,
BSA (2007–2010)
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	78	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —
			Morgan Stanley & Co.		Chairman of
October 1947			(January 1984–March 2004)		Investment Committee
— Pennsylvania
Academy of Fine Arts

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticultural Society
John A. Fry	Trustee	Since	President	78	Director —
2005 Market Street		January 2001	Drexel University		Community Health
Philadelphia, PA			(August 2010–Present)		Systems
19103
			President —		Director — Ecore
May 1960			Franklin & Marshall College		International
			(June 2002–July 2010)		(2009–2010)

			Executive Vice President —		Director — Allied
			University of Pennsylvania		Barton Securities
			(April 1995–June 2002)		Holdings (2005–2008)

2010 Annual report • Delaware Pooled Trust

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	78	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	78	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	78	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chair —
Philadelphia, PA			(Financial Planning)		Systemax Inc.
19103			(1983–Present)		(2001–2009)

November 1940					Director and Audit
Committee Chairperson
— Andy Warhol
Foundation (1999–2007)
Thomas F. Madison	Trustee	Since	President and Chief	78	Director and Chair of
2005 Market Street		May 19973	Executive Officer —		Compensation
Philadelphia, PA			MLM Partners, Inc.		Committee,
19103			(Small Business Investing		Governance Committee
			and Consulting)		Member
February 1936			(January 1993–Present)		— CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee — Digital
River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member —
Rimage Corporation

Director and Chair of
Compensation
Committee — Spanlink
Communications

Lead Director and
Member of
Compensation and
Governance
Committees —
Valmont Industries, Inc.
(1987–2010)

Director — Banner
Health (1996–2007)
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	78	Director —
2005 Market Street		April 1999	(January 2006–Present)		Okabena Company
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 1948			(July 1995–January 2003)
3M Corporation

2010 Annual report • Delaware Pooled Trust

(continues)       183

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
J. Richard Zecher	Trustee	Since	Founder —	78	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director —
July 1940			Founder —		Oxigene, Inc.
			Sutton Asset Management		(2003–2008)
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	78	None4
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	78	None4
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 2007	different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	78	None4
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	78	None4
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

2010 Annual report • Delaware Pooled Trust

Fund officers and portfolio managers

Patrick P. Coyne	Elizabeth A. Desmond	Kevin P. Loome
Chairman, President, and	Director and Chief Investment Officer —	Senior Vice President, Senior Portfolio
Chief Executive Officer —	Developed Equity Markets	Manager, and Head of High Yield
Delaware Investments® Family of Funds	Mondrian Investment Partners Limited	Investments

Robert Akester	Chuck M. Devereux	Nigel G. May
Senior Portfolio Manager	Senior Vice President and Director of	Director and Chief Investment Officer —
Mondrian Investment Partners Limited	Credit Research	Developed Equity Markets
Mondrian Investment Partners Limited
Damon J. Andres	Roger A. Early
Vice President and Senior Portfolio	Senior Vice President and	Christopher A. Moth
Manager	Co-Chief Investment Officer —	Director and Chief Investment Officer —
	Total Return Fixed Income Strategy	Global Fixed Income and Currency
Kristen E. Bartholdson		Mondrian Investment Partners Limited
Vice President and Portfolio Manager	Christopher M. Ericksen
	Vice President, Portfolio Manager, and	D. Tysen Nutt Jr.
Fiona A. Barwick	Equity Analyst	Senior Vice President, Senior Portfolio
Director of Regional Research		Manager, and Team Leader — Large-Cap
Mondrian Investment Partners Limited	Clive A. Gillmore	Value Focus Equity
Chief Executive Officer
Joanna Bates	Mondrian Investment Partners Limited	Daniel J. Prislin
Senior Portfolio Manager		Vice President, Senior Portfolio Manager,
Mondrian Investment Partners Limited	Paul Grillo	and Equity Analyst
Senior Vice President and
Nigel Bliss	Co-Chief Investment Officer —	David G. Tilles
Senior Portfolio Manager	Total Return Fixed Income Strategy	Executive Chairman
Mondrian Investment Partners Limited		Mondrian Investment Partners Limited
John Kirk
Christopher J. Bonavico	Director and Senior Portfolio Manager	Jeffrey S. Van Harte
Vice President, Senior Portfolio Manager,	Mondrian Investment Partners Limited	Senior Vice President and Chief
and Equity Analyst		Investment Officer — Focus Growth Equity
Nikhil G. Lalvani
Kenneth F. Broad	Vice President and Portfolio Manager	Robert A. Vogel Jr.
Vice President, Senior Portfolio Manager,		Vice President and Senior Portfolio
and Equity Analyst	Emma R. E. Lewis	Manager
Senior Portfolio Manager
Liu-Er Chen	Mondrian Investment Partners Limited	Babak (Bob) Zenouzi
Senior Vice President,		Senior Vice President, Chief Investment
Chief Investment Officer — Emerging	Anthony A. Lombardi	Officer — REIT Equity
Markets and Healthcare	Vice President and Senior Portfolio
Manager
Thomas H. Chow
Senior Vice President and Senior Portfolio
Manager

2010 Annual report • Delaware Pooled Trust

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent registered public accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Investment advisor
Delaware Management Company, a series of Delaware Management Business Trust
2005 Market Street
Philadelphia, PA 19103

Investment sub-advisor for certain Portfolios
Mondrian Investment Partners Limited
Fifth Floor
10 Gresham Street
London EC2V 7JD
United Kingdom

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Delaware Investments, a member of Macquarie Group, refers to DMHI and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

The Portfolios are distributed by Delaware Distributors, L.P., an affiliate of DMBT, DMHI, and Macquarie Group Limited.

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s Forms N-Q, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 231-8002; (ii) on the Portfolios’ Web site at www.delawareinvestments.com; and (iii) on the Commission’s Web site at www.sec.gov. Each Portfolio’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

This report was prepared for investors in the Delaware Pooled® Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus carefully before investing.

2005 Market Street Philadelphia, PA 19103 Telephone 800 231-8002 Fax 215 255-1162

(6651) AR-DPT [10/10] DG3 12/10	Printed in the USA PO15952

Annual report Delaware REIT Fund October 31, 2010 Value equity mutual fund
This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund.

The figures in the annual report for Delaware REIT Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware REIT Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware REIT Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware REIT Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Sector allocation and top 10 holdings	10
Statement of net assets	11
Statement of operations	16
Statements of changes in net assets	18
Financial highlights	20
Notes to financial statements	30
Report of independent registered
public accounting firm	41
Other Fund information	42
Board of trustees/directors and
officers addendum	44
About the organization	54

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware REIT Fund	November 9, 2010

Performance preview (for the year ended October 31, 2010)
Delaware REIT Fund (Class A shares)	1-year return	+39.84%
FTSE NAREIT Equity REITs Index (benchmark)	1-year return	+42.84%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware REIT Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For its fiscal year ended Oct. 31, 2010, Delaware REIT Fund (Class A shares) gained 39.84% at net asset value, and 31.72% at maximum offer price (both returns assume reinvestment of all distributions). In comparison, the Fund’s benchmark, the FTSE NAREIT Equity REITs Index, rose 42.84% during the same time period.

Improving credit environment favored REITs

Investors in U.S. real estate securities enjoyed very strong results during the Fund’s fiscal year ended Oct. 31, 2010, despite a significant downturn between late April and August 2010, when concerns about European government debt levels and the potential for a U.S. economic slowdown were most pronounced. (Market results: Bloomberg.)

One of the leading factors boosting the stock prices of real estate investment trusts (REITs) was the healthy availability of credit. Property companies are capital intensive, which means they rely on credit to finance development projects and real estate acquisitions. Therefore, because they are constantly tapping the debt markets, these types of companies tend to thrive when capital is plentiful and relatively inexpensive. This was the case during the Fund’s fiscal year, and it helped drive REIT share prices upward. Precisely the opposite conditions were present during the credit crisis of late 2007 through early 2009, when REIT performance suffered because lenders were unwilling to finance companies with too much debt.

REITs also appeared to benefit from:
  A gradually improving U.S. economy, as property companies typically see increased leasing activity when businesses and consumers are optimistic about their prospects
  Limited construction of new properties, coupled with healthy demand
  Being viewed as an attractive asset class that offers the potential for healthy yields in an environment in which yields across the financial markets remained extremely low (Based on data released by, but not limited to: Bureau of Economic Analysis; Dow Jones; Census Bureau.)

Maintaining a slightly defensive positioning

We maintained our basic security selection strategy throughout the period. As such, we continued to invest on a bottom-up basis, meaning that we evaluated potential and current investments based on our view of their growth potential, relative valuation, and the quality of their balance sheets (among other factors). While applying this overall management approach, we also sought ways

1

Portfolio management review
Delaware REIT Fund

to position the Fund to take advantage of promising opportunities, given prevailing market conditions.

In the early part of the Fund’s fiscal year, for example, REIT values were accelerating along with optimism about economic growth and the availability of credit. We added to the Fund’s investments in a handful of companies that we felt would benefit significantly in such an environment, while de-emphasizing those we felt could not fare as well. These moves included the following:

  We increased the Fund’s exposure to lodging companies, which are very economically sensitive because they must “re-rent” their rooms on a nightly basis.
  We added to certain mall operators that we thought were well positioned to benefit from growth in consumer spending.
  We invested in companies we believed had increasing potential to improve their balance sheets as credit conditions loosened.
  We reduced our exposure to healthcare and other more defensive REITs, as we felt less economically sensitive real estate companies would lag the REIT market.

Beginning in the spring of 2010, as the sovereign debt crisis unfolded in Greece and threatened to distress the global economy, we gradually positioned the Fund’s portfolio more defensively by focusing on stocks with solid balance sheets and attractive performance prospects, as we felt these types of holdings would be less dependent on a recovering economy. Accordingly, we reduced the Fund’s allocation to hotel, mall, and office companies, and preserved an underweight position relative to the benchmark in industrial REITs.

Although this defensive positioning was helpful while market conditions worsened, in retrospect the Fund may have been better served by shifting back into a more aggressive posture in the fiscal year’s final few months. When market conditions turned upward in August 2010, we did not pivot quickly enough to capture the full upside potential.

Performance relative to the FTSE NAREIT Equity REITs Index

Contributors

In general, during the Fund’s fiscal year, economically sensitive sectors including multifamily homes, lodging, and malls tended to do relatively well, while more defensive groups such as healthcare did not perform as favorably as the overall market. Also, certain office REITs lagged behind as job growth remained sluggish. (Data for sector returns: FactSet.)

The multifamily homes sector was a source of positive results for the Fund during the fiscal year. The Fund’s performance was supported by good stock selection as well as an overweight position relative to the benchmark index in this sector, as apartment companies benefited from their relatively short lease durations and therefore were quick to recover when credit conditions improved. The Fund’s top contributor in the multifamily homes sector was Apartment Investment and Management Company, whose shares rose remarkably during the fiscal year, partly due to the Company’s success in improving its balance sheet. Other helpful performers in the Fund’s holdings included Equity Residential, the country’s largest apartment owner and a beneficiary of the broad trends favoring apartment companies. A third

2

notable contributor was Colonial Properties Trust, an apartment company focused on the southeastern U.S. that saw robust growth.

An emphasis on the strong-performing regional malls sector was also helpful, with a number of companies in this group profiting from the gradual improvement in consumer spending. Among the Fund’s leading relative contributors in this sector were Macerich and CBL & Associates Properties. Both of these stocks were hampered by concerns about their debt levels during the credit crisis but succeeded in improving their balance sheets.

The Fund’s underweight position in the troubled industrials group, especially being underexposed to ProLogis, was another positive factor. This stock, which had a fairly meaningful weight within the benchmark index, advanced during the fiscal year though it significantly lagged the benchmark’s impressive results.

(Data for company returns above: FactSet.)

Detractors

In contrast, the biggest source of underperformance was the portfolio’s cash weighting. The Fund held roughly 2% of its assets in cash, on average, during the reporting period — a typical level for the Fund — but even a modest cash balance proved to be a substantial negative influence on performance in such a positive environment for REIT investing.

Holdings within the healthcare sector were also detrimental, as this relatively defensive group failed to keep pace with the benchmark. We opted to limit our exposure to medical-office-property company Health Care REIT in favor of HealthcareRealty Trust, a stock we felt offered better prospects. Unfortunately, this approach did not work out well for the Fund during the fiscal period. As of this writing, we continue to feel that the company’s shares are appropriate investments for the Fund, and we continue to hold them.

The Fund’s relative underweighting in the lodging sector was a modest impediment as the sector outpaced the benchmark overall. A position in Chesapeake Lodging Trust was a noteworthy disappointment, while our holding in Gaylord Entertainment, a hospitality and entertainment company, did relatively well. We bought a stake in Gaylord after its stock price dropped as a result of concerns about the financial effect of flooding in Memphis, home to one of its largest properties. When the damage proved less severe than expected, the stock recovered. As the fiscal year progressed, Cheseapeake and Gaylord became candidates for removal from the Fund, and both positions were completely liquidated by the end of the Fund’s fiscal year.

Outlook

At the end of the fiscal year, the Fund’s positioning was fairly close to that of its benchmark. We maintained a slight relative overweight in apartment and mall companies, while remaining underweight in lodging, office, healthcare, and industrial REITs. In our view, REIT prices have become fairly high, and we feel it is not generally prudent to remain aggressively positioned, in light of a potential shift in the market environment. For example, rising Treasury yields could increase the cost of financing and lead to some headwinds for real estate stocks. We continue to watch market conditions closely and are poised to make the portfolio somewhat more defensive if the market backdrop weakens.

3

Performance summary
Delaware REIT Fund	October 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Oct. 31, 2010
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 6, 1995)
Excluding sales charge	+39.84%	+2.94%	+9.81%	n/a
Including sales charge	+31.72%	+1.73%	+9.16%	n/a
Class B (Est. Nov. 11, 1997)
Excluding sales charge	+38.88%	+2.19%	+9.13%	n/a
Including sales charge	+34.88%	+1.98%	+9.13%	n/a
Class C (Est. Nov. 11, 1997)
Excluding sales charge	+38.88%	+2.17%	+8.99%	n/a
Including sales charge	+37.88%	+2.17%	+8.99%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+39.50%	+2.68%	n/a	+8.63%
Including sales charge	+39.50%	+2.68%	n/a	+8.63%
Institutional Class (Est. Nov. 11, 1997)
Excluding sales charge	+40.23%	+3.19%	+10.08%	n/a
Including sales charge	+40.23%	+3.19%	+10.08%	n/a

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 7.) Performance would have been lower had the expense limitations not been in effect.

4

The Fund offers Class A, B, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Feb. 28, 2010, through Feb. 28, 2011.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Feb. 28, 2010, through Feb. 28, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

5

Performance summary
Delaware REIT Fund

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees to prevent total annual fund operating expenses (exclusive of 12b-1 plan and certain other expenses) from exceeding 1.30% of the Fund’s average daily net assets from Feb. 28, 2010, through Feb. 28, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.88%	2.58%	2.58%	2.18%	1.58%
(without fee waivers)
Net expenses	1.55%	2.30%	2.30%	1.80%	1.30%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment
Average annual total returns from Oct. 31, 2000, through Oct. 31, 2010

For period beginning Oct. 31, 2000, through Oct. 31, 2010	Starting value	Ending value
FTSE NAREIT Equity REITs Index	$10,000	$29,369
Delaware REIT Fund — Class A shares	$9,425	$24,017

6

The chart assumes $10,000 invested in the Fund on Oct. 31, 2000, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 7.

The chart also assumes $10,000 invested in the FTSE NAREIT Equity REITs Index as of Oct. 31, 2000.

The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class B	DPRBX	246248819
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777

7

Disclosure of Fund expenses
For the six-month period from May 1, 2010 to October 31, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2010 to October 31, 2010.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware REIT Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/10	10/31/10	Expense Ratio	5/1/10 to 10/31/10*
Actual Fund Return
Class A	$1,000.00	$1,062.60	1.51%	$7.85
Class B	1,000.00	1,058.70	2.26%	11.73
Class C	1,000.00	1,058.70	2.26%	11.73
Class R	1,000.00	1,061.30	1.76%	9.14
Institutional Class	1,000.00	1,063.70	1.26%	6.55
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.59	1.51%	$7.68
Class B	1,000.00	1,013.81	2.26%	11.47
Class C	1,000.00	1,013.81	2.26%	11.47
Class R	1,000.00	1,016.33	1.76%	8.94
Institutional Class	1,000.00	1,018.85	1.26%	6.41

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).”

9

Sector allocation and top 10 holdings
Delaware REIT Fund	As of October 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector	Percentage of net assets
Common Stock	95.99%
Diversified REITs	5.46%
Healthcare REITs	11.98%
Hotel REITs	4.53%
Industrial REITs	3.89%
Mall REITs	14.37%
Manufactured Housing REITs	1.26%
Multifamily REITs	16.71%
Office REITs	10.48%
Office/Industrial REITs	5.27%
Real Estate Operating Companies	1.16%
Self-Storage REITs	6.42%
Shopping Center REITs	9.23%
Single Tenant REITs	1.13%
Specialty REITs	4.10%
Exchange-Traded Fund	2.99%
Discount Note	0.88%
Securities Lending Collateral	24.18%
Total Value of Securities	124.04%
Obligation to Return Securities Lending Collateral	(24.46%)
Receivables and Other Assets Net of Liabilities	0.42%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Simon Property Group	10.24%
Public Storage	5.83%
Vornado Realty Trust	4.57%
Boston Properties	4.18%
Equity Residential	4.01%
Digital Realty Trust	3.60%
HCP	3.51%
Ventas	3.26%
Host Hotels & Resorts	2.93%
Macerich	2.91%

10

Statement of net assets
Delaware REIT Fund	October 31, 2010

		Number of shares	Value
Common Stock – 95.99%
Diversified REITs – 5.46%
*	Vornado Realty Trust	110,192	$9,629,678
*	Washington Real Estate Investment Trust	58,451	1,872,186
			11,501,864
Healthcare REITs – 11.98%
*	Cogdell Spencer	78,416	515,193
*	HCP	205,247	7,390,945
	Health Care REIT	19,000	970,900
*	Healthcare Realty Trust	72,767	1,756,595
*	Nationwide Health Properties	115,058	4,697,818
*	Omega Healthcare Investors	132,639	3,050,697
*	Ventas	128,036	6,857,608
			25,239,756
Hotel REITs – 4.53%
*	DiamondRock Hospitality	202,630	2,143,825
*	Host Hotels & Resorts	387,823	6,162,508
	LaSalle Hotel Properties	40,600	961,814
†	Strategic Hotel & Resorts	59,700	271,635
			9,539,782
Industrial REITs – 3.89%
	AMB Property	135,820	3,828,766
*	First Potomac Realty Trust	58,495	963,998
	ProLogis	249,445	3,404,924
			8,197,688
Mall REITs – 14.37%
*	CBL & Associates Properties	116,445	1,825,858
*	Macerich	137,551	6,136,150
	Simon Property Group	224,662	21,572,045
*	Taubman Centers	16,105	747,594
			30,281,647
Manufactured Housing REITs – 1.26%
	Equity Lifestyle Properties	46,619	2,653,553
			2,653,553

11

Statement of net assets
Delaware REIT Fund

		Number of shares	Value
Common Stock (continued)
Multifamily REITs – 16.71%
	Apartment Investment & Management	140,012	$3,263,680
	Associated Estates Realty	62,223	864,277
*	AvalonBay Communities	40,651	4,321,608
*	BRE Properties	84,929	3,646,002
*	Camden Property Trust	100,386	4,978,142
†	Campus Crest Communities	45,486	568,575
*	Colonial Properties Trust	110,172	1,975,384
*	Equity Residential	173,823	8,453,011
*	Essex Property Trust	35,927	4,058,314
	UDR	136,812	3,075,534
			35,204,527
Office REITs – 10.48%
*	Alexandria Real Estate Equities	50,769	3,730,506
*	BioMed Realty Trust	80,607	1,479,138
*	Boston Properties	102,064	8,796,897
*	Kilroy Realty	63,690	2,176,287
	Mack-Cali Realty	61,700	2,071,886
	SL Green Realty	58,187	3,824,050
			22,078,764
Office/Industrial REITs – 5.27%
*	Digital Realty Trust	127,143	7,594,251
*	DuPont Fabros Technology	68,321	1,714,857
*	PS Business Parks	30,129	1,785,445
			11,094,553
Real Estate Operating Companies – 1.16%
*	Starwood Hotels & Resorts Worldwide	45,125	2,443,068
			2,443,068
Self-Storage REITs – 6.42%
*	Extra Space Storage	77,266	1,251,709
*	Public Storage	123,781	12,281,551
			13,533,260
Shopping Center REITs – 9.23%
*	Acadia Realty Trust	93,840	1,790,467
*	Federal Realty Investment Trust	61,176	5,015,208
*	Kimco Realty	299,379	5,158,301

12

	Number of shares	Value
Common Stock (continued)
Shopping Center REITs (continued)
Ramco-Gershenson Properties Trust	57,130	$661,565
* Regency Centers	86,325	3,641,189
* Weingarten Realty Investors	131,200	3,165,856
		19,432,586
Single Tenant REITs – 1.13%
* National Retail Properties	88,006	2,384,963
		2,384,963
Specialty REITs – 4.10%
* Entertainment Properties Trust	100,571	4,649,397
* Plum Creek Timber	17,790	655,384
Rayonier	63,838	3,332,344
		8,637,125
Total Common Stock (cost $176,046,563)		202,223,136

Exchange-Traded Fund – 2.99%
* iShares Dow Jones U.S. Real Estate Index Fund	114,576	6,292,514
Total Exchange-Traded Fund (cost $5,881,792)		6,292,514

	Principal amount
≠ Discount Note – 0.88%
Federal Home Loan Bank 0.10% 11/1/10	$1,858,017	1,858,017
Total Discount Note (cost $1,858,017)		1,858,017

Total Value of Securities Before Securities
Lending Collateral – 99.86% (cost $183,786,372)		210,373,667

	Number of shares
Securities Lending Collateral** – 24.18%
Investment Companies
Delaware Investments Collateral Fund No. 1	50,576,813	50,576,813
BNY Mellon SL DBT II Liquidating Fund	351,982	341,810
@†Mellon GSL Reinvestment Trust II	611,030	31,590
Total Securities Lending Collateral (cost $51,539,825)		50,950,213

13

Statement of net assets
Delaware REIT Fund

Total Value of Securities – 124.04%
(cost $235,326,197)	$261,323,880 ©
Obligation to Return Securities
Lending Collateral** – (24.46%)	(51,539,825)
Receivables and Other Assets
Net of Liabilities – 0.42%	891,155
Net Assets Applicable to 20,121,200
Shares Outstanding – 100.00%	$210,675,210

Net Asset Value – Delaware REIT Fund
Class A ($82,646,406 / 7,900,037 Shares)	$10.46
Net Asset Value – Delaware REIT Fund
Class B ($7,392,787 / 707,751 Shares)	$10.45
Net Asset Value – Delaware REIT Fund
Class C ($18,712,897 / 1,790,705 Shares)	$10.45
Net Asset Value – Delaware REIT Fund
Class R ($5,680,165 / 542,985 Shares)	$10.46
Net Asset Value – Delaware REIT Fund
Institutional Class ($96,242,955 / 9,179,722 Shares)	$10.48

Components of Net Assets at October 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$255,219,604
Accumulated net realized loss on investments	(70,542,077)
Net unrealized appreciation of investments	25,997,683
Total net assets	$210,675,210

14

*	Fully or partially on loan.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $31,590, which represented 0.02% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $48,958,005 of securities loaned.

REIT — Real Estate Investment Trust

Net Asset Value and Offering Price Per Share –
Delaware REIT Fund
Net asset value Class A (A)	$10.46
Sales charge (5.75% of offering price) (B)	0.64
Offering price	$11.10

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware REIT Fund	Year Ended October 31, 2010

Investment Income:
Dividends	$6,613,765
Securities lending income	37,476
Interest	4,570	$6,655,811

Expenses:
Management fees	1,687,502
Dividend disbursing and transfer agent fees and expenses	912,489
Distribution expenses – Class A	222,706
Distribution expenses – Class B	100,986
Distribution expenses – Class C	179,240
Distribution expenses – Class R	27,767
Reports and statements to shareholders	90,830
Accounting and administration expenses	89,327
Registration fees	86,501
Dues and services	26,771
Legal fees	25,128
Audit and tax	23,122
Trustees’ fees	12,929
Insurance fees	8,118
Custodian fees	5,602
Consulting fees	3,296
Pricing fees	2,632
Trustees’ expenses	879	3,505,825
Less fees waived		(83,389)
Less waived distribution expenses – Class A		(37,137)
Less waived distribution expenses – Class R		(4,619)
Less expense paid indirectly		(1,450)
Total operating expenses		3,379,230
Net Investment Income		3,276,581

16

Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	54.066,052
Redemptions in kind*	11,297,648
Net realized gain	65,363,700
Net change in unrealized appreciation/depreciation of investments	4,915,772
Net Realized and Unrealized Gain on Investments	70,279,472

Net Increase in Net Assets Resulting from Operations	$73,556,053

*See Note 11 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

17

Statements of changes in net assets
Delaware REIT Fund

	Ended
	10/31/10	10/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,276,581	$5,626,550
Net realized gain (loss) on investments	65,363,700	(104,064,386)
Net change in unrealized
appreciation/depreciation of investments	4,915,772	94,733,999
Net increase (decrease) in net assets resulting
from operations	73,556,053	(3,703,837)

Dividends and Distributions to shareholders from:
Net investment income:
Class A	(1,509,601)	(1,885,057)
Class B	(122,646)	(321,276)
Class C	(231,161)	(420,155)
Class R	(82,422)	(98,649)
Institutional Class	(2,458,561)	(2,839,606)

Return of capital
Class A	—	(484,398)
Class B	—	(82,949)
Class C	—	(123,136)
Class R	—	(27,115)
Institutional Class	—	(747,800)
	(4,404,391)	(7,030,141)

Capital Share Transactions:
Proceeds from shares sold:
Class A	16,852,164	14,099,246
Class B	87,749	114,096
Class C	1,313,361	1,282,972
Class R	2,390,840	2,052,540
Institutional Class	52,397,545	46,849,175

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,374,874	2,162,188
Class B	110,571	354,139
Class C	210,675	492,250
Class R	82,258	125,507
Institutional Class	2,375,634	3,462,045
	77,195,671	70,994,158

18

	Ended
	10/31/10	10/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(22,632,013)	$(19,539,034)
Class B	(7,213,848)	(5,212,173)
Class C	(4,723,235)	(5,663,181)
Class R	(1,757,314)	(1,887,887)
Institutional Class	(93,812,092)	(38,287,466)
	(130,138,502)	(70,589,741)
Increase (decrease) in net assets derived from capital
share transactions	(52,942,831)	404,417
Net Increase (Decrease) in Net Assets	16,208,831	(10,329,561)

Net Assets:
Beginning of year	194,466,379	204,795,940
End of year (there was no undistributed net
investment income at either year end.)	$210,675,210	$194,466,379

See accompanying Notes, which are an integral part of the financial statements.

19

Financial highlights
Delaware REIT Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

20

Year Ended
10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
$7.630	$8.200	$17.690	$24.180	$21.390

0.131	0.221	0.225	0.149	0.351
2.886	(0.509)	(5.793)	0.372	5.910
3.017	(0.288)	(5.568)	0.521	6.261

(0.187)	(0.224)	(0.339)	(0.380)	(0.460)
—	—	(3.583)	(6.631)	(3.011)
—	(0.058)	—	—	—
(0.187)	(0.282)	(3.922)	(7.011)	(3.471)

$10.460	$7.630	$8.200	$17.690	$24.180

39.84%	(2.97% )	(37.85% )	2.33%	33.45%

$82,646	$64,237	$73,445	$153,051	$231,367
1.53%	1.48%	1.48%	1.36%	1.34%

1.62%	1.88%	1.59%	1.41%	1.39%
1.42%	3.38%	1.82%	0.79%	1.65%

1.33%	2.98%	1.71%	0.74%	1.60%
175%	174%	115%	82%	60%

21

Financial highlights
Delaware REIT Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

22

Year Ended
10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
$ 7.620	$ 8.190	$17.680	$24.150	$21.360

0.061	0.173	0.138	0.006	0.191
2.888	(0.511)	(5.793)	0.373	5.911
2.949	(0.338)	(5.655)	0.379	6.102

(0.119)	(0.174)	(0.252)	(0.218)	(0.301)
—	—	(3.583)	(6.631)	(3.011)
—	(0.058)	—	—	—
(0.119)	(0.232)	(3.835)	(6.849)	(3.312)

$10.450	$7.620	$8.190	$17.680	$24.150

38.88%	(3.73% )	(38.28% )	1.52%	32.50%

$7,393	$10,985	$17,831	$48,300	$71,206
2.28%	2.23%	2.23%	2.11%	2.09%

2.32%	2.58%	2.29%	2.11%	2.09%
0.67%	2.63%	1.07%	0.04%	0.90%

0.63%	2.28%	1.01%	0.04%	0.90%
175%	174%	115%	82%	60%

23

Financial highlights
Delaware REIT Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

24

Year Ended
10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
$7.620	$8.190	$17.680	$24.150	$21.370

0.062	0.173	0.136	0.006	0.191
2.887	(0.511)	(5.791)	0.373	5.901
2.949	(0.338)	(5.655)	0.379	6.092

(0.119)	(0.174)	(0.252)	(0.218)	(0.301)
—	—	(3.583)	(6.631)	(3.011)
—	(0.058)	—	—	—
(0.119)	(0.232)	(3.835)	(6.849)	(3.312)

$10.450	$7.620	$8.190	$17.680	$24.150

38.88%	(3.73% )	(38.33% )	1.58%	32.43%

$18,713	$16,314	$22,695	$50,819	$71,614
2.28%	2.23%	2.23%	2.11%	2.09%

2.32%	2.58%	2.29%	2.11%	2.09%
0.67%	2.63%	1.07%	0.04%	0.90%

0.63%	2.28%	1.01%	0.04%	0.90%
175%	174%	115%	82%	60%
25

Financial highlights
Delaware REIT Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

26

Year Ended
10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
$7.630	$8.200	$17.690	$24.180	$21.390

0.109	0.205	0.191	0.102	0.297
2.885	(0.509)	(5.789)	0.363	5.913
2.994	(0.304)	(5.598)	0.465	6.210

(0.164)	(0.208)	(0.309)	(0.324)	(0.409)
—	—	(3.583)	(6.631)	(3.011)
—	(0.058)	—	—	—
(0.164)	(0.266)	(3.892)	(6.955)	(3.420)

$10.460	$7.630	$8.200	$17.690	$24.180

39.50%	(3.21% )	(38.00% )	2.03%	33.13%

$5,680	$3,596	$3,395	$5,734	$7,107
1.78%	1.73%	1.73%	1.61%	1.59%

1.92%	2.18%	1.89%	1.71%	1.69%
1.17%	3.13%	1.57%	0.54%	1.40%

1.03%	2.68%	1.41%	0.44%	1.30%
175%	174%	115%	82%	60%

27

Financial highlights
Delaware REIT Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

28

Year Ended
10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
$7.640	$8.220	$17.710	$24.210	$21.410

0.155	0.238	0.247	0.196	0.404
2.893	(0.520)	(5.784)	0.366	5.923
3.048	(0.282)	(5.537)	0.562	6.327

(0.208)	(0.240)	(0.370)	(0.431)	(0.516)
—	—	(3.583)	(6.631)	(3.011)
—	(0.058)	—	—	—
(0.208)	(0.298)	(3.953)	(7.062)	(3.527)

$10.480	$7.640	$8.220	$17.710	$24.210

40.23%	(2.72% )	(37.66% )	2.56%	33.81%

$96,243	$99,334	$87,430	$106,145	$32,166
1.28%	1.23%	1.23%	1.11%	1.09%

1.32%	1.58%	1.29%	1.11%	1.09%
1.67%	3.63%	2.07%	1.04%	1.90%

1.63%	3.28%	2.01%	1.04%	1.90%
175%	174%	115%	82%	60%

29

Notes to financial statements
Delaware REIT Fund	October 31, 2010

The Real Estate Investment Trust Portfolio (Delaware REIT Fund or Fund) is a series of Delaware Pooled® Trust (Trust), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. This report contains information relating only to the Delaware REIT Fund. All other Delaware Pooled® Trust portfolios are included in a separate report. The investment objectives of the Fund are to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing primarily in securities of companies principally engaged in the real estate industry.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

30

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2007 – October 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $110 for the year ended October 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

31

Notes to financial statements
Delaware REIT Fund

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2010.

The Fund may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended October 31, 2010, the Fund earned $1,450 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

Effective February 28, 2010, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan and certain other expenses) do not exceed 1.30% of average daily net assets of the Fund through February 28, 2011. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund. These fee waivers and expense reimbursements apply only to expenses paid directly by the Fund. Prior to February 28, 2010, DMC had voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan and certain other expenses) did not exceed 1.30% of average daily net assets of the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended October 31, 2010, the Fund was charged $11,241 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

32

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to limit Class A and Class R shares’ 12b-1 fees through February 28, 2011 to no more than 0.25% and 0.50%, respectively, of the classes’ average daily net assets. Institutional Class shares pay no distribution and service expenses.

At October 31, 2010, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$131,683
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	30,495
Distribution fees payable to DDLP	42,204
Other expenses payable to DMC and affiliates*	12,387

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. These expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2010, the Fund was charged $9,865 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2010, DDLP earned $10,679 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2010, DDLP received gross CDSC commissions of $0, $3,978 and $1,892 on redemptions of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to brokers/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2010, the Fund made purchases of $377,324,485 and sales of $421,286,673 of investment securities other than short-term investments.

At October 31, 2010, the cost of investments for federal income tax purposes was $255,472,626. At October 31, 2010, net unrealized appreciation was $5,851,254, of which $26,533,433 related to unrealized appreciation of investments and $20,682,179 related to unrealized depreciation of investments.

33

Notes to financial statements
Delaware REIT Fund

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) ( e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$202,223,136	$—	$—	$202,223,136
Exchange-Traded Fund	6,292,514	—	—	6,292,514
Discount Note	—	1,858,017	—	1,858,017
Securities Lending Collateral	—	50,918,623	31,590	50,950,213
Total	$208,515,650	$52,776,640	$31,590	$261,323,880

34

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Security
Lending
Collateral
Balance as of 10/31/09	$61
Net change in unrealized depreciation/depreciation	31,529
Balance as of 10/31/10	$31,590

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/10	$31,529

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending October 31, 2011 and interim periods therein. During the year ended October 31, 2010, the Fund made transfers out of Level 1 investments into Level 2 investments in the amount of $ 50,576,813, based on management’s decision to classify the Delaware Investments Collateral Fund No. 1 as a Level 2 investment. Management has classified the Delaware Investments Collateral Fund No. 1 as a Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The Delaware Investments Collateral Fund No. 1 is priced daily for investors in such Fund. There were no transfers between Level 2 investments and Level 3 investments.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2010 and 2009 was as follows:

	Year Ended
	10/31/10	10/31/09
Ordinary income	$4,404,391	$5,564,743
Return of capital	—	1,465,398
Total	$4,404,391	$7,030,141

35

Notes to financial statements
Delaware REIT Fund

5. Components of Net Assets on a Tax Basis

As of October 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$255,219,604
Capital loss carryforwards	(50,395,648)
Unrealized appreciation of investments	5,851,254
Net assets	$210,675,210

The undistributed earnings for the Delaware REIT Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions and in-kind distributions of shareholder redemptions. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2010, the Fund recorded the following reclassifications:

Undistributed net investment income	$1,127,810
Accumulated net realized loss	(2,544,366)
Paid-in capital	1,416,556

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains, $14,268,327 was utilized in October 31, 2010. Capital loss carryforwards remaining at October 31, 2010 will expire at follows: $ 50,395,648 expires in 2017.

36

6. Capital Shares

Transactions in capital shares were as follows:

	Ended
	10/31/10	10/31/09
Shares sold:
Class A	1,792,835	2,175,080
Class B	8,865	18,567
Class C	142,522	199,187
Class R	254,887	330,368
Institutional Class	5,600,897	7,661,922

Shares issued upon reinvestment of dividends and distributions:
Class A	146,361	360,492
Class B	11,885	60,103
Class C	22,451	83,165
Class R	8,730	20,978
Institutional Class	253,180	572,391
	8,242,613	11,482,253
Shares repurchased:
Class A	(2,459,341)	(3,067,391)
Class B	(754,876)	(813,317)
Class C	(514,716)	(911,408)
Class R	(191,969)	(293,767)
Institutional Class	(9,673,184)	(5,874,558)
	(13,594,086)	(10,960,441)
Net increase (decrease)	(5,351,473)	521,812

For the years ended October 31, 2010 and 2009, 470,992 Class B shares were converted to 469,869 Class A shares valued at $4,596,472 and 175,717 Class B shares were converted to 175,412 Class A shares valued at $1,210,467, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and in the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2010, or at any time during the year then ended. The agreement expired on November 16, 2010.

37

Notes to financial statements
Delaware REIT Fund

7. Line of Credit (continued)

Effective as of November 16, 2010, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $50,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The agreement as amended expires on November 15, 2011.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into

38

the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2010, the value of securities on loan was $48,958,005, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2010, the value of invested collateral was $50,950,213. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

39

Notes to financial statements
Delaware REIT Fund

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. In-Kind Redemptions

During the year ended October 31, 2010, the Fund satisfied withdrawal requests with transfers of securities and cash totaling $43,988,012, resulting in a net realized gain of $11,297,648.

12. Subsequent Events

Management has determined no material events or transactions occurred subsequent to October 31, 2010 that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	Ordinary Income Distributions (Tax Basis)	100%
	Total Distributions (Tax Basis)	100%

(A) is based on a percentage of the Fund’s total distributions.

40

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Pooled Trust
and the Shareholders of The Real Estate Investment Trust Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio (one of the series constituting Delaware Pooled Trust, hereafter referred to as the “Fund”) at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended October 31, 2009 and the financial highlights for each of the four years in the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2010

41

Other Fund information
(Unaudited)
Delaware REIT Fund

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Pooled® Trust (the “ Trust”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending October 31, 2010. During the fiscal years ended October 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

42

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

44

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	78	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

46

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	78	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	78	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009 – 2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 – 2008)
(April 1995–June 2002)

Founder and	78	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	78	None
Assurant, Inc. (Insurance)
(2002–2004)

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

48

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	78	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	78	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

50

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 – 2007)

Vice President and Treasurer	78	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	78	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 – 2008)
(September 1996–Present)

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	78	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	78	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	78	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	78	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

53

About the organization

Board of trustees
Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

54

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     Janet L. Yeomans
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $271,800 for the fiscal year ended October 31, 2010.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $270,408 for the fiscal year ended October 31, 2009.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended October 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie’s financial statements as of March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $49,350 for the fiscal year ended October 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended October 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $101,919 for the fiscal year ended October 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2009.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2010.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2009.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)
up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)
up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $301,633 for the registrant’s fiscal years ended October 31, 2010 and October 31, 2009, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE POOLED® TRUST

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 3, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 3, 2011

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 3, 2011